                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                     FILED BY A PARTY OTHER
                                                THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                              MFS Series Trust I
                              MFS Series Trust II
                             MFS Series Trust III
                              MFS Series Trust IV
                              MFS Series Trust V
                              MFS Series Trust VI
                             MFS Series Trust VII
                             MFS Series Trust VIII
                              MFS Series Trust IX
                              MFS Series Trust X
                              MFS Series Trust XI
                          MFS Municipal Series Trust
                   Massachusetts Investors Growth Stock Fund
                         Massachusetts Investors Trust
                     MFS Government Limited Maturity Fund
                        MFS Government Securities Fund
                         MFS Growth Opportunities Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total Fee Paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount previously paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

--------------------------------------------------------------------------------

      MASSACHUSETTS INVESTORS GROWTH                    MFS(R) INTERNATIONAL VALUE FUND
                STOCK FUND                                MFS(R) LARGE CAP GROWTH FUND
      MASSACHUSETTS INVESTORS TRUST                       MFS(R) LIMITED MATURITY FUND
         MFS(R) AGGRESSIVE GROWTH                         MFS(R) MANAGED SECTORS FUND
             ALLOCATION FUND                          MFS(R) MARYLAND MUNICIPAL BOND FUND
    MFS(R) ALABAMA MUNICIPAL BOND FUND                   MFS(R) MASSACHUSETTS MUNICIPAL
   MFS(R) ARKANSAS MUNICIPAL BOND FUND                             BOND FUND
             MFS(R) BOND FUND                              MFS(R) MID CAP GROWTH FUND
  MFS(R) CALIFORNIA MUNICIPAL BOND FUND                    MFS(R) MID CAP VALUE FUND
    MFS(R) CAPITAL OPPORTUNITIES FUND                MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
         MFS(R) CASH RESERVE FUND                       MFS(R) MODERATE ALLOCATION FUND
   MFS(R) CONSERVATIVE ALLOCATION FUND                      MFS(R) MONEY MARKET FUND
         MFS(R) CORE EQUITY FUND                           MFS(R) MUNICIPAL BOND FUND
         MFS(R) CORE GROWTH FUND                       MFS(R) MUNICIPAL HIGH INCOME FUND
       MFS(R) EMERGING GROWTH FUND                        MFS(R) MUNICIPAL INCOME FUND
    MFS(R) EMERGING MARKETS DEBT FUND                MFS(R) MUNICIPAL LIMITED MATURITY FUND
   MFS(R) EMERGING MARKETS EQUITY FUND                     MFS(R) NEW DISCOVERY FUND
    MFS(R) EMERGING OPPORTUNITIES FUND                      MFS(R) NEW ENDEAVOR FUND
  MFS(R) FLOATING RATE HIGH INCOME FUND               MFS(R) NEW YORK MUNICIPAL BOND FUND
    MFS(R) FLORIDA MUNICIPAL BOND FUND                  MFS(R) NORTH CAROLINA MUNICIPAL
         MFS(R) GEMINI U.K. FUND                                   BOND FUND
    MFS(R) GEORGIA MUNICIPAL BOND FUND              MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
        MFS(R) GLOBAL EQUITY FUND                          MFS(R) RESEARCH BOND FUND
        MFS(R) GLOBAL GROWTH FUND                         MFS(R) RESEARCH BOND FUND J
     MFS(R) GLOBAL TOTAL RETURN FUND                          MFS(R) RESEARCH FUND
         MFS(R) GLOBAL VALUE FUND                      MFS(R) RESEARCH INTERNATIONAL FUND
 MFS(R) GOVERNMENT LIMITED MATURITY FUND                MFS(R) SOUTH CAROLINA MUNICIPAL
   MFS(R) GOVERNMENT MONEY MARKET FUND                             BOND FUND
     MFS(R) GOVERMENT SECURITIES FUND                     MFS(R) STRATEGIC GROWTH FUND
      MFS(R) GROWTH ALLOCATION FUND                       MFS(R) STRATEGIC INCOME FUND
     MFS(R) GROWTH OPPORTUNITIES FUND                     MFS(R) STRATEGIC VALUE FUND
         MFS(R) HIGH INCOME FUND                             MFS(R) TECHNOLOGY FUND
   MFS(R) HIGH YIELD OPPORTUNITIES FUND               MFS(R) TENNESSEE MUNICIPAL BOND FUND
   MFS(R) INFLATION-ADJUSTED BOND FUND                      MFS(R) TOTAL RETURN FUND
   MFS(R) INTERMEDIATE INVESTMENT GRADE                MFS(R) UNION STANDARD EQUITY FUND
                BOND FUND                                    MFS(R) UTILITIES FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND                      MFS(R) VALUE FUND
     MFS(R) INTERNATIONAL GROWTH FUND                 MFS(R) VIRGINIA MUNICIPAL BOND FUND
 MFS(R) INTERNATIONAL NEW DISCOVERY FUND                 MFS(R) WEST VIRGINIA MUNICIPAL
                                                                   BOND FUND

               500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

                 NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 23, 2005

A Special Meeting of Shareholders of each of the above referenced funds (each a "Fund" and collectively, the "Funds") will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 9:30 a.m. on Wednesday, March 23, 2005, for the following purposes:

  ITEM 1. To elect Lawrence H. Cohn, M.D., David H. Gunning, William R. Gutow, Michael Hegarty, J. Atwood Ives, Amy B. Lane, Robert J. Manning, Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Laurie J. Thomsen as Trustees of each of the trusts of which the Funds are series.

  ITEM 2. For Massachusetts Investors Growth Stock Fund only, to approve or disapprove a proposal to make non-fundamental an investment policy of the Fund.

  ITEM 3. For MFS Municipal Limited Maturity Fund only, to approve or disapprove a proposal to revise a fundamental investment policy of the Fund.

  ITEM 4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

  Each Fund will hold a separate meeting. With respect to Item 1, all of the shareholders of Funds that are series of the same trust will vote together as a single class. With respect to Item 2 and Item 3, shareholders of only the Funds indicated will vote.

         THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND THAT YOU VOTE IN
                              FAVOR OF ALL ITEMS.

Only a Fund's shareholders of record on January 18, 2005 will be entitled to vote at that Fund's Meeting of Shareholders.

                                        By order of the Board of Trustees
                                        JAMES R. BORDEWICK, JR.
                                        Assistant Secretary and Assistant Clerk

February 3, 2005

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.


      MASSACHUSETTS INVESTORS GROWTH                    MFS(R) INTERNATIONAL VALUE FUND
                STOCK FUND                                MFS(R) LARGE CAP GROWTH FUND
      MASSACHUSETTS INVESTORS TRUST                       MFS(R) LIMITED MATURITY FUND
         MFS(R) AGGRESSIVE GROWTH                         MFS(R) MANAGED SECTORS FUND
             ALLOCATION FUND                          MFS(R) MARYLAND MUNICIPAL BOND FUND
    MFS(R) ALABAMA MUNICIPAL BOND FUND                   MFS(R) MASSACHUSETTS MUNICIPAL
   MFS(R) ARKANSAS MUNICIPAL BOND FUND                             BOND FUND
             MFS(R) BOND FUND                              MFS(R) MID CAP GROWTH FUND
  MFS(R) CALIFORNIA MUNICIPAL BOND FUND                    MFS(R) MID CAP VALUE FUND
    MFS(R) CAPITAL OPPORTUNITIES FUND                MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
         MFS(R) CASH RESERVE FUND                       MFS(R) MODERATE ALLOCATION FUND
   MFS(R) CONSERVATIVE ALLOCATION FUND                      MFS(R) MONEY MARKET FUND
         MFS(R) CORE EQUITY FUND                           MFS(R) MUNICIPAL BOND FUND
         MFS(R) CORE GROWTH FUND                       MFS(R) MUNICIPAL HIGH INCOME FUND
       MFS(R) EMERGING GROWTH FUND                        MFS(R) MUNICIPAL INCOME FUND
    MFS(R) EMERGING MARKETS DEBT FUND                MFS(R) MUNICIPAL LIMITED MATURITY FUND
   MFS(R) EMERGING MARKETS EQUITY FUND                     MFS(R) NEW DISCOVERY FUND
    MFS(R) EMERGING OPPORTUNITIES FUND                      MFS(R) NEW ENDEAVOR FUND
  MFS(R) FLOATING RATE HIGH INCOME FUND               MFS(R) NEW YORK MUNICIPAL BOND FUND
    MFS(R) FLORIDA MUNICIPAL BOND FUND                  MFS(R) NORTH CAROLINA MUNICIPAL
         MFS(R) GEMINI U.K. FUND                                   BOND FUND
    MFS(R) GEORGIA MUNICIPAL BOND FUND              MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
        MFS(R) GLOBAL EQUITY FUND                          MFS(R) RESEARCH BOND FUND
        MFS(R) GLOBAL GROWTH FUND                         MFS(R) RESEARCH BOND FUND J
     MFS(R) GLOBAL TOTAL RETURN FUND                          MFS(R) RESEARCH FUND
         MFS(R) GLOBAL VALUE FUND                      MFS(R) RESEARCH INTERNATIONAL FUND
 MFS(R) GOVERNMENT LIMITED MATURITY FUND                MFS(R) SOUTH CAROLINA MUNICIPAL
   MFS(R) GOVERNMENT MONEY MARKET FUND                             BOND FUND
     MFS(R) GOVERMENT SECURITIES FUND                     MFS(R) STRATEGIC GROWTH FUND
      MFS(R) GROWTH ALLOCATION FUND                       MFS(R) STRATEGIC INCOME FUND
     MFS(R) GROWTH OPPORTUNITIES FUND                     MFS(R) STRATEGIC VALUE FUND
         MFS(R) HIGH INCOME FUND                             MFS(R) TECHNOLOGY FUND
   MFS(R) HIGH YIELD OPPORTUNITIES FUND               MFS(R) TENNESSEE MUNICIPAL BOND FUND
   MFS(R) INFLATION-ADJUSTED BOND FUND                      MFS(R) TOTAL RETURN FUND
   MFS(R) INTERMEDIATE INVESTMENT GRADE                MFS(R) UNION STANDARD EQUITY FUND
                BOND FUND                                    MFS(R) UTILITIES FUND
MFS(R) INTERNATIONAL DIVERSIFICATION FUND                      MFS(R) VALUE FUND
     MFS(R) INTERNATIONAL GROWTH FUND                 MFS(R) VIRGINIA MUNICIPAL BOND FUND
 MFS(R) INTERNATIONAL NEW DISCOVERY FUND                 MFS(R) WEST VIRGINIA MUNICIPAL
                                                                   BOND FUND

                               PROXY STATEMENT
                               FEBRUARY 3, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of Massachusetts Investors Growth Stock Fund, Massachusetts Investors Trust, MFS Series Trust I, MFS Series Trust II, MFS Series Trust III, MFS Series Trust IV, MFS Series Trust V, MFS Series Trust VI, MFS Series Trust VII, MFS Series Trust VIII, MFS Series Trust IX, MFS Series Trust X, MFS Series Trust XI, MFS Municipal Series Trust, MFS Government Limited Maturity Fund, MFS Government Securities Fund and MFS Growth Opportunities Fund (each a "Trust" and collectively, the "Trusts") to be used at the Meeting of Shareholders (the "Meeting") of each fund that is a series of one of the Trusts (each a "Fund" and collectively, the "Funds") to be held at 9:30 a.m. on March 23, 2005 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders (the "Notice"). If the enclosed form of proxy is executed and returned, it nevertheless may be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Management Information Services Corporation ("MIS"), 60 Research Road, Hingham, Massachusetts 02043, or delivered at the Meeting. Solicitation of proxies is being made by the mailing of the Notice and this Proxy Statement with its enclosures on or about February 3, 2005.

On January 18, 2005, the following number of shares were outstanding for each Fund:

                                                                   SHARES OUTSTANDING
                                  -------------------------------------------------------------------------------
FUND NAME                             CLASS A          CLASS B         CLASS C         CLASS I        CLASS J
---------                         -------------------------------------------------------------------------------
Massachusetts Investors
Growth Stock Fund                 442,854,972.796  214,205,331.146  64,728,802.276   9,633,407.815  622,572.012
-----------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust     198,642,930.821  120,479,210.638  24,888,191.910   6,836,398.135      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Aggressive Growth
Allocation Fund                    19,665,592.344   10,974,202.287   8,565,071.239   2,640,115.233      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Alabama Municipal
Bond Fund                           7,354,477.717    1,512,480.637       N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Arkansas Municipal
Bond Fund                          12,365,881.232    1,085,916.399       N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Bond Fund                      71,687,206.953   25,276,675.641   6,385,114.610   3,363,600.583      N/A
-----------------------------------------------------------------------------------------------------------------
MFS California
Municipal Bond Fund                50,476,488.740   12,136,611.567   5,776,298.043       N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Capital
Opportunities Fund                 96,410,594.925   55,804,340.086  14,296,807.612   2,275,064.232      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Cash Reserve Fund              87,064,594.997  349,542,056.760  57,493,666.800       N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Conservative
Allocation Fund                    18,096,894.648   14,024,027.003   9,691,604.972   1,191,540.317      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Core Equity Fund                5,221,505.831    4,477,902.536   1,056,051.337      31,604.633      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Core Growth Fund               25,514,482.858    8,902,259.714   5,719,275.794     261,391.107      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund           78,102,091.676   50,248,819.969   7,628,045.779   2,750,359.435      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Emerging Markets
Debt Fund                           3,428,255.417      892,594.346     455,771.864     346,033.962      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Emerging Markets
Equity Fund                         2,635,490.750    1,513,248.858     382,204.340   1,517,076.833      N/A
-----------------------------------------------------------------------------------------------------------------


MFS Emerging
Opportunities Fund                     45,565.077        N/A             N/A                 2.460      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Floating Rate High
Income Fund                         2,346,778.360        N/A           111,134.942     118,294.458      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Florida Municipal
Bond Fund                           6,806,075.742    1,910,771.274       N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Gemini U.K. Fund                   91,668.736        N/A             N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Georgia Municipal
Bond Fund                           4,748,313.436    1,313,493.576       N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Global Equity Fund             15,909,596.890    7,435,550.513   1,498,064.029   1,525,056.294  934,019.008
-----------------------------------------------------------------------------------------------------------------
MFS Global Growth Fund             16,730,702.543    6,086,771.955   1,287,527.576     377,096.039      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Global Total Return Fund       22,450,201.326    9,488,421.002   4,297,592.440     176,480.830      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Global Value Fund                 165,067.751        N/A             N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Government Limited
Maturity Fund                      24,807,115.765   16,391,619.598   8,513,456.142   7,209,958.000      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Government Money
Market Fund                        31,691,579.479        N/A             N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Government
Securities Fund                    97,281,848.189   25,017,963.280   4,782,348.973  27,515,781.617      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Growth Allocation Fund         43,331,850.650   32,263,809.692  22,518,682.304   2,914,480.277      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Growth
Opportunities Fund                 50,870,603.026    3,903,197.616       N/A           468,107.688      N/A
-----------------------------------------------------------------------------------------------------------------
MFS High Income Fund              200,927,355.233   96,104,654.160  36,899,068.503  42,314,399.600      N/A
-----------------------------------------------------------------------------------------------------------------
MFS High Yield
Opportunities Fund                 35,787,978.465   20,014,378.154  13,256,053.003   4,212,566.405      N/A
-----------------------------------------------------------------------------------------------------------------


MFS Inflation-Adjusted
Bond Fund                              99,811.081      125,330.928      44,697.353     137,778.771      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Intermediate Investment
Grade Bond Fund                     6,055,607.857    1,295,175.937     565,382.748  21,666,933.497      N/A
-----------------------------------------------------------------------------------------------------------------
MFS International
Diversification Fund                7,532,333.390    1,727,266.335   3,611,374.992     110,874.784      N/A
-----------------------------------------------------------------------------------------------------------------
MFS International
Growth Fund                         4,409,236.133    2,464,810.429     848,526.312   1,807,595.017      N/A
-----------------------------------------------------------------------------------------------------------------
MFS International New
Discovery Fund                     65,013,214.279   11,089,453.958  12,098,930.403  15,825,923.841      N/A
-----------------------------------------------------------------------------------------------------------------
MFS International Value Fund        4,235,665.489    2,108,809.264     967,631.341   1,661,177.638      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Large Cap Growth Fund          25,535,350.156    8,743,020.463       N/A               454.513      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Limited Maturity Fund          68,009,501.655   25,963,096.468  24,706,092.036  15,817,763.909      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund           18,903,110.526    4,408,523.697     134,034.846     259,461.711      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Maryland Municipal
Bond Fund                          10,869,725.613    2,338,053.462       N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Massachusetts
Municipal Bond Fund                18,740,682.580    3,663,918.926       N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund           123,883,972.631   55,109,452.940  17,185,049.779  36,641,969.410      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Mid Cap Value Fund              8,132,536.640    8,049,735.687   2,466,326.481  22,477,834.255      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Mississippi
Municipal Bond Fund                 8,052,237.439    1,200,019.269       N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Moderate Allocation Fund       47,110,048.700   35,857,092.024  24,640,594.883   2,501,351.671      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Money Market Fund             749,311,489.762      213,740.070       N/A        25,349,645.492      N/A
-----------------------------------------------------------------------------------------------------------------


MFS Municipal Bond Fund           106,526,539.390    5,840,355.431       N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Municipal High
Income Fund                       115,603,616.011   34,073,965.645  10,076,487.373       N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Municipal Income Fund          28,411,702.024    5,261,843.118   4,023,455.203       N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Municipal Limited
Maturity Fund                      22,604,426.649    4,494,309.644   6,089,739.620       N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS New Discovery Fund             45,566,613.388   15,810,220.669   4,535,089.236   7,207,471.962      N/A
-----------------------------------------------------------------------------------------------------------------
MFS New Endeavor Fund              13,979,067.102    6,071,018.807   2,939,825.757   1,049,587.143      N/A
-----------------------------------------------------------------------------------------------------------------
MFS New York Municipal
Bond Fund                          11,115,023.404    3,219,748.983   1,818,691.841       N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS North Carolina
Municipal Bond Fund                23,406,605.429    3,504,217.253   2,735,631.367       N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Pennsylvania
Municipal Bond Fund                 6,624,996.178    4,114,613.552       N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Research Bond Fund             62,871,389.388    8,173,827.582   5,090,626.838  36,838,234.398      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Research Bond Fund J                N/A         12,722,992.038       N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Research Fund                  75,611,588.097   43,039,277.865  12,383,093.274  24,791,169.861      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Research
International Fund                 50,128,939.996    9,065,851.461   6,218,391.865  38,614,569.436      N/A
-----------------------------------------------------------------------------------------------------------------
MFS South Carolina
Municipal Bond Fund                10,445,483.689    2,611,331.793       N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund          30,737,334.877   23,926,421.159   6,103,767.689  27,145,194.673  304,069.534
-----------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund          27,601,321.651   18,506,772.257   5,311,534.836   1,773,946.061      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Strategic Value Fund           50,122,074.861   28,634,671.580  11,700,843.249   4,704,509.489      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Technology Fund                 8,717,055.112    6,180,329.156   1,830,843.443     429,690.095      N/A
-----------------------------------------------------------------------------------------------------------------


MFS Tennessee Municipal
Bond Fund                           9,736,602.631    2,012,788.828       N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS Total Return Fund             427,997,331.769  180,249,023.801  94,429,666.599  11,827,957.384      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Union Standard
Equity Fund                           720,979.572      210,979.083      61,973.931   2,747,911.938      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Utilities Fund                 61,016,533.341   56,384,798.665  17,639,106.992     322,567.101      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Value Fund                    171,841,681.722   56,486,138.162  36,546,092.906  32,075,328.525      N/A
-----------------------------------------------------------------------------------------------------------------
MFS Virginia Municipal
Bond Fund                          24,824,749.485    1,797,923.172   1,013,698.586       N/A            N/A
-----------------------------------------------------------------------------------------------------------------
MFS West Virginia
Municipal Bond Fund                11,588,063.440    1,251,070.785       N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------


                                                               SHARES OUTSTANDING
                                    ---------------------------------------------------------------------
FUND NAME                            CLASS 529A     CLASS 529B   CLASS 529C     CLASS R1      CLASS R2
---------                           ---------------------------------------------------------------------
Massachusetts Investors
Growth Stock Fund                    230,067.553     46,364.619   74,005.305  2,783,211.269   88,389.613
--------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust         67,679.983      6,805.124   36,561.170    780,815.316  152,360.359
--------------------------------------------------------------------------------------------------------
MFS Aggressive Growth
Allocation Fund                    1,438,100.133  1,240,987.975  366,876.256  1,434,099.599   56,389.424
--------------------------------------------------------------------------------------------------------
MFS Alabama Municipal
Bond Fund                               N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Arkansas Municipal
Bond Fund                               N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Bond Fund                         26,381.856     13,481.545   16,805.318  1,581,851.209  185,268.094
--------------------------------------------------------------------------------------------------------
MFS California
Municipal Bond Fund                     N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Capital
Opportunities Fund                    14,864.006     14,218.995    8,571.743    534,748.240   64,225.184
--------------------------------------------------------------------------------------------------------
MFS Cash Reserve Fund              1,773,290.210    352,230.900  620,455.700       N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Conservative
Allocation Fund                      978,767.518    135,724.452  593,029.590    924,859.726   22,708.769
--------------------------------------------------------------------------------------------------------
MFS Core Equity Fund                    N/A            N/A       N/A            200,070.712   37,024.518
--------------------------------------------------------------------------------------------------------
MFS Core Growth Fund                    N/A            N/A       N/A            279,023.337    5,783.247
--------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund              15,461.191      7,537.336    1,039.772    347,785.512   62,546.313
--------------------------------------------------------------------------------------------------------
MFS Emerging Markets
Debt Fund                               N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Emerging Markets
Equity Fund                             N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------


MFS Emerging
Opportunities Fund                      N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Floating Rate High
Income Fund                             N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Florida Municipal
Bond Fund                               N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Gemini U.K. Fund                    N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Georgia Municipal
Bond Fund                               N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Global Equity Fund                  N/A            N/A       N/A            375,564.269   55,746.062
--------------------------------------------------------------------------------------------------------
MFS Global Growth Fund                  N/A            N/A       N/A             99,146.610   13,775.079
--------------------------------------------------------------------------------------------------------
MFS Global Total Return Fund            N/A            N/A       N/A             93,683.260   10,224.796
--------------------------------------------------------------------------------------------------------
MFS Global Value Fund                   N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Government Limited
Maturity Fund                           N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Government Money
Market Fund                             N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Government
Securities Fund                       40,063.643     41,393.979   28,992.076    960,773.949   46,936.318
--------------------------------------------------------------------------------------------------------
MFS Growth Allocation Fund         1,811,166.243  1,363,292.117  778,016.935  2,972,663.722  133,655.697
--------------------------------------------------------------------------------------------------------
MFS Growth
Opportunities Fund                      N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS High Income Fund                 192,838.611     34,804.017   86,634.728    978,573.750   61,449.143
--------------------------------------------------------------------------------------------------------
MFS High Yield
Opportunities Fund                      N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------


MFS Inflation-Adjusted
Bond Fund                               N/A            N/A       N/A              3,992.356    3,988.440
--------------------------------------------------------------------------------------------------------
MFS Intermediate Investment
Grade Bond Fund                         N/A            N/A       N/A             31,689.366    4,073.586
--------------------------------------------------------------------------------------------------------
MFS International
Diversification Fund                  20,422.059     22,436.942   24,289.245     41,041.383   20,117.270
--------------------------------------------------------------------------------------------------------
MFS International
Growth Fund                             N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS International New
Discovery Fund                        53,054.900     10,477.998   16,131.630    847,593.304   33,522.390
--------------------------------------------------------------------------------------------------------
MFS International Value Fund            N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Large Cap Growth Fund               N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Limited Maturity Fund            357,203.708    103,714.548  266,458.614    352,155.199   15,520.560
--------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund                N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Maryland Municipal
Bond Fund                               N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Massachusetts
Municipal Bond Fund                     N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund               66,134.853     18,958.862   28,965.258  1,020,592.792   99,481.248
--------------------------------------------------------------------------------------------------------
MFS Mid Cap Value Fund                61,678.253     11,961.649   16,169.381    227,387.429   48,210.792
--------------------------------------------------------------------------------------------------------
MFS Mississippi
Municipal Bond Fund                     N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Moderate Allocation Fund       1,767,598.628    771,536.046  788,702.923  3,364,941.027  214,741.707
--------------------------------------------------------------------------------------------------------
MFS Money Market Fund                   N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------


MFS Municipal Bond Fund                 N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Municipal High
Income Fund                             N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Municipal Income Fund               N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Municipal Limited
Maturity Fund                           N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS New Discovery Fund               108,573.412     10,516.634   17,988.261    870,111.987   61,451.463
--------------------------------------------------------------------------------------------------------
MFS New Endeavor Fund                   N/A            N/A       N/A            989,713.910   46,442.639
--------------------------------------------------------------------------------------------------------
MFS New York Municipal
Bond Fund                               N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS North Carolina
Municipal Bond Fund                     N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Pennsylvania
Municipal Bond Fund                     N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Research Bond Fund                46,300.360     12,320.023   23,913.913  2,986,861.903  197,904.202
--------------------------------------------------------------------------------------------------------
MFS Research Bond Fund J                N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Research Fund                     14,498.187      6,036.914    9,320.594    228,711.960   32,723.382
--------------------------------------------------------------------------------------------------------
MFS Research
International Fund                    38,229.517      9,900.076   22,655.920  2,106,615.680   65,493.495
--------------------------------------------------------------------------------------------------------
MFS South Carolina
Municipal Bond Fund                     N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund             25,018.572      9,616.188   14,067.243    170,165.753   43,078.341
--------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund               N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Strategic Value Fund              57,857.698     19,423.115   34,654.761    949,690.127  110,018.313
--------------------------------------------------------------------------------------------------------
MFS Technology Fund                     N/A            N/A       N/A        225,297.453   19,311.874
--------------------------------------------------------------------------------------------------------


MFS Tennessee Municipal
Bond Fund                               N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Total Return Fund                524,325.993    212,630.845  186,624.472  4,480,326.766  385,068.148
--------------------------------------------------------------------------------------------------------
MFS Union Standard
Equity Fund                             N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS Utilities Fund                      N/A            N/A       N/A        322,774.981   26,515.366
--------------------------------------------------------------------------------------------------------
MFS Value Fund                       111,581.628     23,775.222   32,598.729  2,962,947.005  147,104.121
--------------------------------------------------------------------------------------------------------
MFS Virginia Municipal
Bond Fund                               N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------
MFS West Virginia
Municipal Bond Fund                     N/A            N/A       N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------

  Shareholders of record at the close of business on January 18, 2005 will be entitled to one vote for each dollar of net asset value held on that date. Each fractional dollar amount is entitled to a proportionate fractional vote.

  The following is a list of the proposals for which the Funds are soliciting proxies, and the Funds that are affected by such proposals:

                        PROPOSAL                          AFFECTED FUNDS
                        --------                          --------------

Item 1: To elect Lawrence H. Cohn, M.D., David H.      All Funds
        Gunning, William R. Gutow, Michael
        Hegarty, J. Atwood Ives, Amy B. Lane,
        Robert J. Manning, Lawrence T. Perera,
        Robert C. Pozen, J. Dale Sherratt and
        Laurie J. Thomsen as Trustees of each of the Trusts.

Item 2: To approve or disapprove a proposal to make    Massachusetts Investors
        non- fundamental an investment policy of       Growth Stock Fund
        Massachusetts Investors Growth Stock Fund.

Item 3: To revise a fundamental investment policy      MFS Municipal Limited
        of MFS Municipal Limited Maturity Fund.        Maturity Fund

  With respect to Item 1, each Trust will vote separately. This means that for each Trust, the votes of shareholders of all Funds that are series of that Trust will be voted together as a single class. With respect to Items 2 and 3, for each proposal, only the shareholders of the Fund affected will vote.

  Shareholders have the opportunity to submit their voting instructions via the Internet by using a program provided by a third-party vendor retained by their Fund, by automated telephone service or by mail using the enclosed proxy card.

  The mailing address of each Trust and of each Fund is 500 Boylston Street, Boston, Massachusetts 02116. In addition to soliciting proxies by mail, the Trustees of the Trusts and employees of Massachusetts Financial Services Company ("MFS"), the Funds' investment adviser and administrator, may solicit proxies in person or by telephone. Solely in connection with Item 2 and Item 3, Massachusetts Investors Growth Stock Fund ("MIG") and MFS Municipal Limited Maturity Fund ("MML") have retained at their own expense Georgeson Shareholders Communications, Inc., 17 State Street, New York, New York 10004, to aid in the solicitation of instructions for registered and nominee accounts, for a fee expected not to exceed $480,000 (MIG) and $11,000 (MML) plus reasonable out-of-pocket expenses for mailing. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by the Funds.

  A copy of each Fund's most recent annual report and semi-annual report may be obtained without charge by contacting MFS Service Center, Inc., each Fund's transfer and shareholder servicing agent, at 500 Boylston Street, Boston, Massachusetts 02116, or by telephoning toll-free (800) 225-2606.

ITEM 1 - ELECTION OF TRUSTEES

  The Board, which oversees each Fund, provides broad supervision over the affairs of each Fund. MFS is responsible for the investment management of each Fund's assets and for providing a variety of other administrative services to each Fund. The officers of each Fund are responsible for its operations.

  Effective March 22, 2005, the Board has fixed the number of Trustees of each Trust at eleven. The Nomination and Compensation Committee of the Board makes recommendations concerning the nominees for Trustees and consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds or of MFS. Those Trustees who are not "interested persons" of the Funds or of MFS are referred to as "Independent Trustees" throughout this Proxy Statement. The Nomination and Compensation Committee has recommended that the Board nominate for election by shareholders the nominees described in the following pages, and the Board has nominated such individuals. The Board recommends that you vote in favor of their election.

  The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. It is intended that proxies not limited to the contrary will be voted in favor of electing Lawrence H. Cohn, M.D., David H. Gunning, William R. Gutow, Michael Hegarty, J. Atwood Ives, Amy B. Lane, Robert J. Manning, Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Laurie J. Thomsen as Trustees of each Trust.

  Dr. Cohn, Messrs. Gunning, Gutow, Hegarty, Ives, Perera and Sherratt and Ms. Lane currently are Trustees of each Trust. Messrs. Manning and Pozen and Ms. Thomsen currently are not Trustees of any Trust, although Messrs. Manning and Pozen previously served as Trustees of the Trusts. Effective December 16, 2004, Messrs. Manning and Pozen and Ms. Thomsen were appointed by the Board as "Advisory Trustees" and were nominated by the Board to be elected as Trustees by shareholders. As Advisory Trustees, they attend meetings (or portions thereof) of the Board or Committees of the Board at the invitation of the Trustees and provide such advice and consultation as the Trustees may reasonably request. Effective December 16, 2004, Mr. Hegarty was appointed as a Trustee by the Board.

  Independent Trustees recommended Mr. Hegarty and Ms. Thomsen for the position of Trustee, and MFS recommended Messrs. Manning and Pozen for the position of Trustee.

  Each nominee has agreed to serve as a Trustee of each Trust if elected. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than eleven for a Trust. Under the terms of each Trust's retirement policy, the Trustees have a mandatory retirement age of 73 years. For each Trust, the eleven nominees for election as Trustees who receive the greatest number of shareholder votes will be elected as Trustees of the Trust.

  The following table presents certain information regarding the nominees and the current Trustees of each Trust who are standing for reelection, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                                                                            PRINCIPAL OCCUPATION(s)
                                   POSITION(s) HELD                         DURING PAST FIVE YEARS &
NAME, DATE OF BIRTH                 WITH TRUST(1)      LENGTH OF SERVICE     OTHER DIRECTORSHIPS(2)
-------------------                ----------------    -----------------   --------------------------

INTERESTED TRUSTEE NOMINEES
Robert J. Manning*               Advisory Trustee      Since December      Massachusetts Financial
(born 10/20/63)                  and President         2004 (Advisory      Services Company, Chief
                                                       Trustee); Since     Executive Officer,
                                                       February 2004       President, Chief
                                                       (President);        Investment Officer and
                                                       February-December   Director
                                                       2004 (Trustee)


Robert C. Pozen*                 Advisory Trustee      Since December      Massachusetts Financial
(born 08/08/46)                                        2004 (Advisory      Services Company, Chairman
                                                       Trustee);           (since February 2004);
                                                       February-December   Harvard Law School
                                                       2004 (Trustee)      (education), John Olin
                                                                           Visiting Professor (since
                                                                           July 2002); Secretary of
                                                                           Economic Affairs, The
                                                                           Commonwealth of
                                                                           Massachusetts (January 2002
                                                                           to December 2002); Fidelity
                                                                           Investments, Vice Chairman
                                                                           (June 2000 to December
                                                                           2001); Fidelity Management
                                                                           & Research Company
                                                                           (investment adviser),
                                                                           President (March 1997 to
                                                                           July 2001); The Bank of New
                                                                           York (financial services),
                                                                           Director; Bell Canada
                                                                           Enterprises
                                                                           (telecommunications),
                                                                           Director; Medtronic, Inc.
                                                                           (medical technology),
                                                                           Director; Telesat
                                                                           (satellite communications),
                                                                           Director

INDEPENDENT TRUSTEE NOMINEES
Lawrence H. Cohn, M.D.           Trustee               Since August 1993   Brigham and Women's
(born 03/11/37)                                                            Hospital, Chief of Cardiac
                                                                           Surgery; Harvard Medical
                                                                           School, Professor of
                                                                           Surgery

David H. Gunning                 Trustee               Since January 2004  Cleveland-Cliffs Inc.
(born 05/30/42)                                                            (mining products and
                                                                           service provider), Vice
                                                                           Chairman/Diector (since
                                                                           April 2001); Encinitos
                                                                           Ventures (private
                                                                           investment company),
                                                                           Principal (1997 to April
                                                                           2001); Lincoln Electric
                                                                           Holdings, Inc. (welding
                                                                           equipment manufacturer),
                                                                           Director

William R. Gutow                 Trustee               Since December      Private investor and real
(born 09/27/41)                                        1993                estate consultant; Capital
                                                                           Entertainment Management
                                                                           Company (video franchise),
                                                                           Vice Chairman

Michael Hegarty                  Trustee               Since December      Retired; AXA Financial
(born 12/21/44)                                        2004                (financial services and
                                                                           insurance), Vice Chairman
                                                                           and Chief Operating Officer
                                                                           (until May 2001); The
                                                                           Equitable Life Assurance
                                                                           Society (insurance),
                                                                           President and Chief
                                                                           Operating Officer (until
                                                                           May 2001)

J. Atwood Ives                   Trustee and Chair of  Since February      Private investor; Eastern
(born 05/01/36)                  the Trusees           1992                Enterprises (diversified
                                                                           services company),
                                                                           Chairman, Trustee and Chief
                                                                           Executive Officer (until
                                                                           November 2000)

Amy B. Lane                      Trustee               Since January 2004  Retired; Merrill Lynch &
(born 02/08/53)                                                            Co., Inc., Managing
                                                                           Director, Investment
                                                                           Banking Group (1997 to
                                                                           February 2001); Borders
                                                                           Group, Inc. (book and music
                                                                           retailer), Diector; Federal
                                                                           Realty Investment Trust
                                                                           (real estate investment
                                                                           trust), Trustee

Lawrence T. Perera               Trustee               Since July 1981     Hemenway & Barnes
(born 06/23/35)                                                            (attorneys), Partner

J. Dale Sherratt                 Trustee               Since August 1993   Insight Resources, Inc.
(born 09/23/38)                                                            (acquisition planning
                                                                           specialists), President;
                                                                           Wellfleet Investments
                                                                           (investor in health care
                                                                           companies), Managing
                                                                           General Partner; Cambridge
                                                                           Nutraceuticals
                                                                           (professional nutritional
                                                                           products), Chief Executive
                                                                           Officer (until May 2001)

Laurie J. Thomsen                Advisory Trustee      Since December      Private investor; Prism
(born 08/05/57)                                        2004                Venture Partners (venture
                                                                           capital), Co-founder and
                                                                           General Partner (until June
                                                                           2004); St. Paul Travelers
                                                                           Companies (commercial
                                                                           property liability
                                                                           insurance), Director

----------
(1) Each current Trustee has served continuously since appointment. Messrs. Manning and Pozen, who are not currently Trustees of any Trust, served as Trustees from February to December 2004 and voluntarily resigned effective December 15, 2004 so that the composition of the Board would comply with the 1940 Act requirement that a certain minimum percentage of Trustees be elected by Trust shareholders following the appointment by the Trustees of Mr. Hegarty as an Independent Trustee on
    December 16, 2004.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission ("SEC") (i.e., "public companies").
  * "Interested person" of the Trust within the meaning of the 1940 Act, as a result of position with
    MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

  Each current Trustee listed above serves as a board member of 97 funds within the MFS Family of Funds. The address of each Trustee and of each Advisory Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

  Information about each Fund, including information about its investment adviser, principal underwriter and administrator, independent registered public accounting firm, executive officers, and the interests of certain persons appears under "Fund Information" beginning on page 43.

REQUIRED VOTE
  For each Trust, approval of this matter as to any nominee will require the affirmative vote of a plurality of the Trust's outstanding shares voting at the Meeting in person or by proxy. Shareholders of all Funds of each Trust will vote together as a single class on this Item 1.

  THE TRUSTEES OF THE TRUSTS UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF EACH TRUST.

COMMITTEES
  Each Trust's Board meets regularly throughout the year to discuss matters and to take certain actions relating to the Trust. Each Trust's Board has several standing committees, which are described below.

                                NUMBER OF
                               MEETINGS IN
                               LAST FISCAL
NAME OF COMMITTEE                YEAR(1)                           FUNCTIONS                           CURRENT MEMBERS(2)
--------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                     7           Oversees the accounting and auditing procedures      Ives*, Lane* and
                                                of the Trust and, among other things, considers      Sherratt*
                                                the selection of the Independent Registered
                                                Public Accounting Firm for the Trust and the
                                                scope of the audit, and considers the effect on
                                                the independence of those accountants of any
                                                non-audit services such accountants provide to
                                                the Trust and any audit or non-audit services
                                                such accountants provide to other MFS Funds, MFS
                                                and/or certain affiliates. The Committee is also
                                                responsible for the periodic review and approval
                                                of the Trust's custodial, transfer agency and
                                                administrative service fee arrangements, as well
                                                as for establishing procedures for the receipt,
                                                retention and treatment of complaints received
                                                by the Trust regarding accounting, internal
                                                accounting controls, or auditing matters and the
                                                confidential anonymous submission of concerns
                                                regarding questionable Trust accounting matters
                                                by officers of the Trust and employees of the
                                                Trust's investment adviser administrator,
                                                principal underwriter or any other provider of
                                                accounting-related services to the Trust.

COMPLIANCE AND GOVERNANCE           12          Oversees the development and implementation of       Cohn*, Gunning*,
COMMITTEE                                       the Trust's regulatory and fiduciary compliance      Gutow*, Hegarty*,
                                                policies, procedures and practices under the
                                                Ives* (ex-officio 1940 Act and other applicable
                                                laws as well as member) and Sherratt* oversight
                                                of compliance policies of the Trust's investment
                                                adviser and certain other service providers as
                                                they relate to Trust activities. The Trust's
                                                Independent Chief Compliance Officer reports
                                                directly to the Committee and assists the
                                                Committee in carrying out its responsibilities.
                                                In addition, the Committee advises and makes
                                                recommendations to the Board on matters
                                                concerning Trustee practices and recommendations
                                                concerning the functions and duties of the
                                                committees of the Board.

CONTRACTS REVIEW                    2           Requests, reviews and considers the information      All Independent
COMMITTEE                                       deemed reasonably necessary to evaluate the          Trustees of the Board
                                                terms of the investment advisory and principal       (Cohn, Gunning, Gutow,
                                                underwriting agreements and the Plan of Hegarty,
                                                Ives, Lane, Distribution under Rule 12b-1 that
                                                the Trust Perera, Sherratt and proposes to renew
                                                or continue, and to make its Smith)
                                                recommendations to the full Board of Trustees on
                                                these matters.

NOMINATION AND                      1           Recommends qualified candidates to the Board in      All Independent
COMPENSATION COMMITTEE                          the event that a position is vacated or              Trustees of the Board
                                                created. The Committee will consider (Cohn,
                                                Gunning, Gutow, recommendations by shareholders
                                                when a vacancy Hegarty Ives, Lane, exists.
                                                Shareholders wishing to recommend Perera,
                                                Sherratt and candidates for Trustee for
                                                consideration by the Smith) Committee may do so
                                                in writing to the Trust's Secretary at the
                                                principal executive office of the Trust. Such
                                                recommendations must be accompanied by
                                                biographical and occupational data on the
                                                candidate (including whether the candidate would
                                                be an "interested person" of the Trust), a
                                                written consent of the candidate to be named as
                                                a nominee and to serve as Trustee if elected,
                                                record and ownership information for the
                                                recommending shareholder with respect to the
                                                Trust, and a description of any arrangements or
                                                understandings regarding recommendation of the
                                                candidate for consideration. The Committee is
                                                also responsible for making recommendations to
                                                the Board regarding any necessary standards or
                                                qualifications for service on the Board. The
                                                Committee also reviews and makes recommendations
                                                to the Board regarding compensation for the
                                                Independent Trustees.

PORTFOLIO TRADING AND               6           Oversees the policies, procedures, and               Cohn*, Gunning*,
MARKETING REVIEW COMMITTEE                      practices of the Trust with respect to               Gutow*, Hegarty*,
                                                brokerage transactions involving portfolio Ives*
                                                (ex-officio securities as those policies,
                                                procedures and member), Perera* and practices
                                                are carried out by MFS and its Smith*
                                                affiliates. The Committee also oversees the
                                                administration of the Trust's proxy voting
                                                policies and procedures by MFS. In addition the
                                                Committee receives reports from MFS regarding
                                                the policies, procedures and practices of MFS
                                                and its affiliates in connection with their
                                                marketing and distribution of shares of the
                                                Trust.

PRICING COMMITTEE                   6           Oversees the determination of the value of the       Ives* (ex-officio
                                                portfolio securities and other assets held by        member), Lane*,
                                                the Trust and determines or causes to be Perera*
                                                and Smith* determined the fair value of
                                                securities and assets for which market
                                                quotations are not "readily available" in
                                                accordance with the 1940 Act. The Committee
                                                delegates primary responsibility for carrying
                                                out these functions to MFS and MFS' internal
                                                valuation committee pursuant to pricing policies
                                                and procedures approved by the Committee and
                                                adopted by the full Board, which include
                                                methodologies to be followed by MFS to determine
                                                the fair values of portfolio securities and
                                                other assets held by the Trust for which market
                                                quotations are not readily available. The
                                                Committee meets periodically with the members of
                                                MFS' internal valuation committee to review and
                                                assess the quality of fair valuation and other
                                                pricing determinations made pursuant to the
                                                Trust's pricing policies and procedures, and to
                                                review and assess the policies and procedures
                                                themselves. The Committee also exercises the
                                                responsibilities of the Board under the
                                                Amortized Cost Valuation Procedures approved by
                                                the Board on behalf of each Fund which holds
                                                itself out as a "money market fund" in
                                                accordance with Rule 2a-7 under the 1940 Act.

----------
(1) The Funds have different fiscal year ends. As a result, information about the number of meetings of each committee is provided for the calendar year ended December 31, 2004.
(2) Information about each committee member (other than Ms. Elaine Smith, who is not standing for reelection) is set forth above on pages 9 and 10.
  * Independent Trustees.

  The Trustees generally hold at least nine regular meetings each calendar year. These regular meetings take place over a two-day period. The performance and operations of each of the Funds is reviewed by the Trustees at each meeting and more in-depth reviews of particular funds are conducted by the Trustees throughout the year. The Board of Trustees of the Trusts held nine meetings during the calendar year ended December 31, 2004.

NOMINATION AND COMPENSATION COMMITTEE
  The Trustees have adopted a written charter for the Nomination and Compensation Committee, a copy of which is included as Exhibit 1 to this Proxy Statement. The Trusts currently do not maintain a website on which the charter is available.

  The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience;
(iii) educational background; (iv) financial expertise; (v) an assessment of the candidate's ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. The Nomination and Compensation Committee may consider candidates for Trustee recommended by each Trust's current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust's expense to identify potential candidates.

  The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts' Nomination and Compensation Committee Charter, attached to this Proxy Statement as Exhibit 1. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary. Please refer to Exhibit 1 for details.

  The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

SHARE OWNERSHIP
  As of January 18, 2005, the Trustees and officers of each Trust as a whole owned less than 1% of the outstanding shares of any class of any Fund.

  The following table shows the dollar range of equity securities beneficially owned by each nominee (i) in each Trust and (ii) on an aggregate basis, in all MFS funds overseen, or to be overseen, by the Trustee as of January 18, 2005.

  The following dollar ranges apply:

    N. None
    A. $1 - $10,000
    B. $10,001 - $50,000
    C. $50,001 - $100,000
    D. Over $100,000

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------
                                 MASSACHUSETTS INVESTORS       MASSACHUSETTS
NAME OF TRUSTEES                    GROWTH STOCK FUND         INVESTORS TRUST
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           D                        N
Robert C. Pozen                             B                        B
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      D                        D
David H. Gunning                            N                        N
William R. Gutow                            C                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              D                        D
Amy B. Lane                                 N                        N
Lawrence T. Perera                          B                        C
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                  MFS AGGRESSIVE GROWTH         MFS ALABAMA
NAME OF TRUSTEES                     ALLOCATION FUND        MUNICIPAL BOND FUND
----------------                  -----------------------   --------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                  MFS ARKANSAS MUNICIPAL            MFS
NAME OF TRUSTEES                        BOND FUND                BOND FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        D
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        B
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                 MFS CALIFORNIA MUNICIPAL       MFS CAPITAL
NAME OF TRUSTEES                        BOND FUND            OPPORTUNITIES FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        B
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        D
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        C
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                         MFS CASH             MFS CONSERVATIVE
NAME OF TRUSTEES                       RESERVE FUND           ALLOCATION FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      A                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                         MFS CORE                 MFS CORE
NAME OF TRUSTEES                       EQUITY FUND              GROWTH FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      B                        N
David H. Gunning                            C                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            B                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                       MFS EMERGING         MFS EMERGING MARKETS
NAME OF TRUSTEES                       GROWTH FUND               DEBT FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           D                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      B                        N
David H. Gunning                            N                        N
William R. Gutow                            C                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              D                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          B                        N
J. Dale Sherratt                            B                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                   MFS EMERGING MARKETS         MFS EMERGING
NAME OF TRUSTEES                       EQUITY FUND           OPPORTUNITIES FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          A                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                    MFS FLOATING RATE      MFS FLORIDA MUNICIPAL
NAME OF TRUSTEES                     HIGH INCOME FUND            BOND FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                        MFS GEMINI         MFS GEORGIA MUNICIPAL
NAME OF TRUSTEES                        U.K. FUND                BOND FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                        MFS GLOBAL               MFS GLOBAL
NAME OF TRUSTEES                       EQUITY FUND              GROWTH FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      D                        B
David H. Gunning                            C                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            B                        B
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                        MFS GLOBAL               MFS GLOBAL
NAME OF TRUSTEES                    TOTAL RETURN FUND            VALUE FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      B                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              D                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            B                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                  MFS GOVERNMENT LIMITED    MFS GOVERNMENT MONEY
NAME OF TRUSTEES                      MATURITY FUND             MARKET FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        D
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      A                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        B
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            B                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                      MFS GOVERNMENT             MFS GROWTH
NAME OF TRUSTEES                     SECURITIES FUND          ALLOCATION FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        A
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              C                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          B                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                        MFS GROWTH                MFS HIGH
NAME OF TRUSTEES                    OPPORTUNITIES FUND          INCOME FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           D                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              B                        B
Amy B. Lane                                 N                        N
Lawrence T. Perera                          B                        B
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                      MFS HIGH YIELD      MFS INFLATION-ADJUSTED
NAME OF TRUSTEES                    OPPORTUNITIES FUND          BOND FUND
----------------                  ---------------------    ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              A                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          A                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                     MFS INTERMEDIATE
                                        INVESTMENT           MFS INTERNATIONAL
NAME OF TRUSTEES                     GRADE BOND FUND        DIVERSIFICATION FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                    MFS INTERNATIONAL        MFS INTERNATIONAL
NAME OF TRUSTEES                       GROWTH FUND           NEW DISCOVERY FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           D                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        C
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        A
Amy B. Lane                                 N                        N
Lawrence T. Perera                          A                        A
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                    MFS INTERNATIONAL          MFS LARGE CAP
NAME OF TRUSTEES                        VALUE FUND              GROWTH FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        B
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            N                        B
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                       MFS LIMITED              MFS MANAGED
NAME OF TRUSTEES                      MATURITY FUND             SECTORS FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        A
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              D                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            B                        B
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                       MFS MARYLAND          MFS MASSACHUSETTS
NAME OF TRUSTEES                   MUNICIPAL BOND FUND      MUNICIPAL BOND FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        D
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            N                        B
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                       MFS MID CAP              MFS MID CAP
NAME OF TRUSTEES                       GROWTH FUND               VALUE FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              C                        A
Amy B. Lane                                 N                        N
Lawrence T. Perera                          B                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                     MFS MISSISSIPPI            MFS MODERATE
NAME OF TRUSTEES                   MUNICIPAL BOND FUND        ALLOCATION FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        C
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                        MFS MONEY              MFS MUNICIPAL
NAME OF TRUSTEES                       MARKET FUND               BOND FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           D                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              B                        B
Amy B. Lane                                 N                        N
Lawrence T. Perera                          A                        A
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                      MFS MUNICIPAL            MFS MUNICIPAL
NAME OF TRUSTEES                     HIGH INCOME FUND           INCOME FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              B                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          A                        N
J. Dale Sherratt                            D                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                      MFS MUNICIPAL               MFS NEW
NAME OF TRUSTEES                  LIMITED MATURITY FUND        DISCOVERY FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        B
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              B                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          A                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                         MFS NEW                MFS NEW YORK
NAME OF TRUSTEES                      ENDEAVOR FUND         MUNICIPAL BOND FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                    MFS NORTH CAROLINA        MFS PENNSYLVANIA
NAME OF TRUSTEES                   MUNICIPAL BOND FUND      MUNICIPAL BOND FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                       MFS RESEARCH             MFS RESEARCH
NAME OF TRUSTEES                        BOND FUND               BOND FUND J
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                       MFS RESEARCH             MFS RESEARCH
NAME OF TRUSTEES                           FUND              INTERNATIONAL FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        D
Robert C. Pozen                             B                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        B
David H. Gunning                            C                        N
William R. Gutow                            C                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              D                        A
Amy B. Lane                                 N                        N
Lawrence T. Perera                          C                        N
J. Dale Sherratt                            N                        B
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                    MFS SOUTH CAROLINA         MFS STRATEGIC
NAME OF TRUSTEES                   MUNICIPAL BOND FUND          GROWTH FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        D
Robert C. Pozen                             N                        B
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        B
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            N                        B
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                      MFS STRATEGIC            MFS STRATEGIC
NAME OF TRUSTEES                       INCOME FUND               VALUE FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        D
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      A                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              B                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          A                        N
J. Dale Sherratt                            B                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                      MFS TECHNOLOGY           MFS TENNESSEE
NAME OF TRUSTEES                           FUND             MUNICIPAL BOND FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      B                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            B                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                        MFS TOTAL            MFS UNION STANDARD
NAME OF TRUSTEES                       RETURN FUND              EQUITY FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             B                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      D                        N
David H. Gunning                            D                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              D                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          C                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                      MFS UTILITIES              MFS VALUE
NAME OF TRUSTEES                           FUND                     FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        C
Robert C. Pozen                             N                        B
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      D                        D
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            B                        N
Laurie J. Thomsen                           N                        N

                                     AGGREGATE DOLLAR         AGGREGATE DOLLAR
                                     RANGE OF EQUITY          RANGE OF EQUITY
                                    SECURITIES IN THE        SECURITIES IN THE
                                           FUND                     FUND
                                  -----------------------   -------------------

                                       MFS VIRGINIA          MFS WEST VIRGINIA
NAME OF TRUSTEES                   MUNICIPAL BOND FUND      MUNICIPAL BOND FUND
----------------                  -----------------------  ---------------------
Interested Trustee Nominees
Robert J. Manning                           N                        N
Robert C. Pozen                             N                        N
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                      N                        N
David H. Gunning                            N                        N
William R. Gutow                            N                        N
Michael Hegarty                             N                        N
J. Atwood Ives                              N                        N
Amy B. Lane                                 N                        N
Lawrence T. Perera                          N                        N
J. Dale Sherratt                            N                        N
Laurie J. Thomsen                           N                        N

                                                AGGREGATE DOLLAR RANGE OF
                                              SECURITIES IN ALL MFS FUNDS
                                                    OVERSEEN OR TO BE
NAME OF TRUSTEES                                 OVERSEEN BY THE NOMINEE
----------------                              ---------------------------
Interested Trustee Nominees
Robert J. Manning                                           D
Robert C. Pozen                                             D
Independent Trustee Nominees
Lawrence H. Cohn, M.D.                                      D
David H. Gunning                                            D
William R. Gutow                                            D
Michael Hegarty                                             N
J. Atwood Ives                                              D
Amy B. Lane                                                 A
Lawrence T. Perera                                          D
J. Dale Sherratt                                            D
Laurie J. Thomsen                                           N

SHAREHOLDER COMMUNICATIONS WITH THE BOARD
  The Board of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, [Name of Fund], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116,
Attention: Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Fund to which they relate and (iii) identify the class and number of shares held by the shareholder. The Funds' Independent Chief Compliance Officer ("ICCO") is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Fund literature, share data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of a Trust, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee's or agent's capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any communication made in connection with such a proposal. Each Trust's Trustees are not required to attend the Funds' shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures.

  Each Trust's Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

TRUSTEE COMPENSATION TABLE
  The tables below show (i) the cash compensation paid to the Trustees by each Fund for its most recently completed fiscal year and (ii) the total cash compensation received by each Trustee from the MFS fund complex for calendar year 2004. Interested Trustees receive no compensation from the Funds for their services as Trustees. The table includes information for Mr. Ward Smith, who passed away on August 15, 2004, Mr. William Poorvu, who retired as a Trustee of each Trust at the end of calendar year 2004, and Ms. Smith, who is not standing for reelection.

                                       MASSACHUSETTS                               MFS AGGRESSIVE
                                     INVESTORS GROWTH       MASSACHUSETTS         GROWTH ALLOCATION        MFS ALABAMA
NAME OF TRUSTEE(1)                      STOCK FUND         INVESTORS TRUST              FUND           MUNICIPAL BOND FUND
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                  $11,760.62             $9,548.36               $442.65               $332.06
David H. Gunning(2)                      $9,519.75             $9,548.36               $342.63                $65.98
William R. Gutow                        $11,760.62             $9,548.36               $442.65               $332.06
Michael Hegarty(3)                             N/A             $1,018.55                   N/A                   N/A
J. Atwood Ives                          $19,680.84            $14,893.50               $452.01               $345.00
Amy B. Lane(2)                           $9,645.91             $9,624.64               $342.63                $65.98
Lawrence T. Perera                      $12,532.91             $9,929.84               $450.29               $344.38
William J. Poorvu                       $13,289.88            $10,387.59               $450.29               $344.38
J. Dale Sherratt                        $13,652.56            $10,692.48               $468.45               $335.74
Elaine R. Smith                         $12,391.21             $9,929.74               $448.83               $330.96
Ward Smith                              $11,828.88             $7,610.71               $445.49               $337.11

                                       MFS ARKANSAS                                MFS CALIFORNIA         MFS CAPITAL
NAME OF TRUSTEE(1)                   MUNICIPAL BOND FUND      MFS BOND FUND      MUNICIPAL BOND FUND    OPPORTUNITIES FUND
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                     $568.31             $3,442.37             $1,138.29             $5,062.30
David H. Gunning(2)                        $112.80               $776.06               $227.20             $4,003.17
William R. Gutow                           $568.31             $3,442.37             $1,138.29             $5,062.30
Michael Hegarty(3)                             N/A                   N/A                   N/A                   N/A
J. Atwood Ives                             $586.99             $3,614.75             $1,199.47             $6,971.92
Amy B. Lane(2)                             $112.80               $776.06               $227.20             $4,033.48
Lawrence T. Perera                         $586.04             $3,604.92             $1,196.70             $5,254.18
William J. Poorvu                          $586.04             $3,604.92             $1,196.70             $5,436.10
J. Dale Sherratt                           $573.99             $3,530.84             $1,154.89             $5,516.98
Elaine R. Smith                            $566.61             $3,406.97             $1,133.31             $5,213.87
Ward Smith                                 $572.12             $3,541.10             $1,179.81             $4,573.50

                                     MFS CASH RESERVE      MFS CONSERVATIVE
NAME OF TRUSTEE(1)                         FUND            ALLOCATION FUND     MFS CORE EQUITY FUND   MFS CORE GROWTH FUND
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                   $2,300.70               $577.74               $572.22             $1,915.74
David H. Gunning(2)                      $1,134.03               $344.10               $338.91             $1,137.75
William R. Gutow                         $2,300.70               $577.74               $572.22             $1,915.74
Michael Hegarty(3)                             N/A                   N/A                   N/A                   N/A
J. Atwood Ives                           $2,703.34               $590.61               $666.05             $2,358.17
Amy B. Lane(2)                           $1,141.60               $344.10               $340.78             $1,146.56
Lawrence T. Perera                       $2,370.94               $588.62               $583.84             $1,971.34
William J. Poorvu                        $2,384.83               $588.62               $587.27             $1,987.50
J. Dale Sherratt                         $2,414.29               $607.64               $600.30             $2,047.96
Elaine R. Smith                          $2,341.09               $584.91               $582.21             $1,962.76
Ward Smith                               $2,463.24               $577.50               $599.92             $2,077.80


                                   MFS EMERGING GROWTH   MFS EMERGING MARKETS  MFS EMERGING MARKETS     MFS EMERGING
NAME OF TRUSTEE(1)                         FUND               DEBT FUND            EQUITY FUND       OPPORTUNITIES FUND(4)
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                   $9,494.67               $142.83               $334.29                    $0
David H. Gunning(2)                      $8,435.54                $84.48               $100.65                    $0
William R. Gutow                         $9,494.67               $142.83               $334.29                    $0
Michael Hegarty(3)                             N/A                   N/A                   N/A                   N/A
J. Atwood Ives                          $13,112.32               $160.91               $341.85                    $0
Amy B. Lane(2)                           $8,492.96                $84.86               $100.65                    $0
Lawrence T. Perera                       $9,853.55               $144.21               $341.23                    $0
William J. Poorvu                       $10,198.17               $144.91               $341.23                    $0
J. Dale Sherratt                        $10,355.99               $148.51               $343.54                    $0
Elaine R. Smith                          $9,781.79               $144.84               $336.51                    $0
Ward Smith                               $8,306.08               $145.97               $330.63                    $0

                                    MFS FLOATING RATE        MFS FLORIDA                                  MFS GEORGIA
NAME OF TRUSTEE(1)                 HIGH INCOME FUND(5)   MUNICIPAL BOND FUND   MFS GEMINI U.K FUND(4)  MUNICIPAL BOND FUND
------------------                 --------------------  --------------------  --------------------   --------------------
Lawrence H. Cohn, M.D.                          $0               $567.80                    $0               $331.76
David H. Gunning(2)                             $0               $112.29                    $0                $65.68
William R. Gutow                                $0               $568.80                    $0               $331.76
Michael Hegarty(3)                              $0                   N/A                   N/A                   N/A
J. Atwood Ives                                  $0               $582.19                    $0               $341.46
Amy B. Lane(2)                                  $0               $112.29                    $0                $65.68
Lawrence T. Perera                              $0               $581.53                    $0               $341.02
William J. Poorvu                               $0               $581.53                    $0               $341.02
J. Dale Sherratt                                $0               $571.76                    $0               $334.42
Elaine R. Smith                                 $0               $566.61                    $0               $330.96
Ward Smith                                      $0               $565.85                    $0               $332.38

                                    MFS GLOBAL EQUITY     MFS GLOBAL GROWTH      MFS GLOBAL TOTAL      MFS GLOBAL VALUE
NAME OF TRUSTEE(1)                         FUND                  FUND              RETURN FUND             FUND(4)
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                   $1,740.59             $1,049.57             $1,570.87                    $0
David H. Gunning(2)                      $1,333.04               $805.14             $1,326.44                    $0
William R. Gutow                         $1,740.59             $1,049.57             $1,570.87                    $0
Michael Hegarty(3)                             N/A                   N/A                   N/A                   N/A
J. Atwood Ives                           $2,137.79             $1,347.81             $1,895.03                    $0
Amy B. Lane(2)                           $1,340.44               $810.61             $1,332.42                    $0
Lawrence T. Perera                       $1,768.95             $1,071.07             $1,592.62                    $0
William J. Poorvu                        $1,788.42             $1,085.67             $1,608.58                    $0
J. Dale Sherratt                         $1,850.03             $1,131.66             $1,660.60                    $0
Elaine R. Smith                          $1,777.05             $1,076.93             $1,600.79                    $0
Ward Smith                               $1,639.32             $1,012.94             $1,438.87                    $0

                                      MFS GOVERNMENT
                                     LIMITED MATURITY    MFS GOVERNMENT MONEY     MFS GOVERNMENT          MFS GROWTH
NAME OF TRUSTEE(1)                         FUND              MARKET FUND         SECURITIES FUND       ALLOCATION FUND
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                   $1,700.48               $570.45             $2,833.35               $810.36
David H. Gunning(2)                      $1,700.48               $337.14                    $0               $576.72
William R. Gutow                         $1,700.48               $570.45             $2,833.35               $810.36
Michael Hegarty(3)                         $185.22                   N/A                   N/A                   N/A
J. Atwood Ives                           $2,169.73               $639.26             $3,028.79               $831.09
Amy B. Lane(2)                           $1,707.18               $338.43                    $0               $576.72
Lawrence T. Perera                       $1,733.95               $582.84             $3,020.63               $827.18
William J. Poorvu                        $1,774.15               $585.20             $3,020.63               $827.18
J. Dale Sherratt                         $1,800.92               $589.71             $2,833.35               $868.91
Elaine R. Smith                          $1,733.94               $577.31             $2,833.35               $824.43
Ward Smith                               $1,204.62               $589.11             $3,003.20               $815.60

                                                                                                        MFS INFLATION-
                                        MFS GROWTH         MFS HIGH INCOME        MFS HIGH YIELD        ADJUSTED BOND
NAME OF TRUSTEE(1)                  OPPORTUNITIES FUND           FUND           OPPORTUNITIES FUND         FUND(4)
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                   $1,698.28             $2,555.57               $511.06                    $0
David H. Gunning(2)                      $1,698.28                    $0                    $0                    $0
William R. Gutow                         $1,698.28             $2,555.57               $511.06                    $0
Michael Hegarty(3)                          $85.22                   N/A                   N/A                   N/A
J. Atwood Ives                           $2,137.01             $2,723.01               $531.46                    $0
Amy B. Lane(2)                           $1,704.54                    $0                    $0                    $0
Lawrence T. Perera                       $1,729.60             $2,723.01               $531.46                    $0
William J. Poorvu                        $1,729.60             $2,723.01               $531.46                    $0
J. Dale Sherratt                         $1,792.17             $2,555.57               $511.06                    $0
Elaine R. Smith                          $1,729.59             $2,555.57               $511.06                    $0
Ward Smith                               $1,193.73             $2,695.58               $519.48                    $0

                                     MFS INTERMEDIATE     MFS INTERNATIONAL                           MFS INTERNATIONAL
                                     INVESTMENT GRADE      DIVERSIFICATION      MFS INTERNATIONAL       NEW DISCOVERY
NAME OF TRUSTEE(1)                      BOND FUND              FUND(6)             GROWTH FUND               FUND
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                     $349.00               $333.30               $334.11             $1,609.92
David H. Gunning(2)                        $115.36               $333.30               $100.47             $1,143.27
William R. Gutow                           $349.00               $333.30               $334.11             $1,609.92
Michael Hegarty(3)                             N/A               $277.75                   N/A                   N/A
J. Atwood Ives                             $357.36               $400.14               $342.42             $2,121.96
Amy B. Lane(2)                             $115.36               $333.30               $100.47             $1,153.92
Lawrence T. Perera                         $356.18               $333.30               $341.84             $1,654.75
William J. Poorvu                          $356.18               $111.10               $341.84             $1,674.28
J. Dale Sherratt                           $359.65               $333.30               $342.81             $1,769.60
Elaine R. Smith                            $344.74               $222.20               $336.18             $1,666.67
Ward Smith                                 $347.18                    $0               $331.73             $1,787.59

                                    MFS INTERNATIONAL       MFS LARGE CAP       MFS LIMITED MATURITY   MFS MANAGED SECTORS
NAME OF TRUSTEE(1)                      VALUE FUND           GROWTH FUND               FUND                  FUND
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                     $403.83             $1,159.21             $1,912.23             $1,141.08
David H. Gunning(2)                        $170.19               $914.78               $578.58               $674.43
William R. Gutow                           $403.83             $1,159.21             $1,912.23             $1,141.08
Michael Hegarty(3)                             N/A                   N/A                   N/A                   N/A
J. Atwood Ives                             $412.62             $1,484.55             $1,999.17             $1,272.22
Amy B. Lane(2)                             $170.19               $919.96               $578.58               $677.02
Lawrence T. Perera                         $411.97             $1,191.05             $1,992.77             $1,158.68
William J. Poorvu                          $411.97             $1,222.13             $1,992.77             $1,163.43
J. Dale Sherratt                           $413.68             $1,236.89             $1,969.80             $1,179.88
Elaine R. Smith                            $406.20             $1,185.10             $1,889.21             $1,154.86
Ward Smith                                 $401.82             $1,005.05             $1,960.88             $1,167.91

                                                                 MFS
                                       MFS MARYLAND         MASSACHUSETTS
                                      MUNICIPAL BOND        MUNICIPAL BOND      MFS MID CAP GROWTH       MFS MID CAP
NAME OF TRU  STEE(1)                       FUND                  FUND                  FUND               VALUE FUND
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                     $568.53             $1,136.39             $4,126.77               $910.23
David H. Gunning(2)                        $113.02               $225.30             $2,960.10               $676.92
William R. Gutow                           $568.53             $1,136.39             $4,126.77               $910.23
Michael Hegarty(3)                             N/A                   N/A                   N/A                   N/A
J. Atwood Ives                             $591.00             $1,172.34             $5,311.66             $1,076.20
Amy B. Lane(2)                             $113.02               $225.30             $2,983.90               $680.34
Lawrence T. Perera                         $589.93             $1,170.63             $4,267.19               $925.98
William J. Poorvu                          $589.93             $1,170.63             $4,310.82               $932.25
J. Dale Sherratt                           $574.93             $1,146.65             $4,483.74               $961.56
Elaine R. Smith                            $566.61             $1,133.31             $4,253.69               $928.49
Ward Smith                                 $577.74             $1,142.25             $4,557.40               $948.74

                                     MFS MISSISSIPPI
                                      MUNICIPAL BOND         MFS MODERATE        MFS MONEY MARKET     MFS MUNICIPAL BOND
NAME OF TRUSTEE(1)                         FUND            ALLOCATION FUND             FUND                  FUND
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                     $332.04               $981.42             $3,163.26             $2,877.48
David H. Gunning(2)                         $65.96               $581.46             $1,141.23             $1,710.81
William R. Gutow                           $332.04               $981.42             $3,163.26             $2,877.48
Michael Hegarty(3)                             N/A                   N/A                   N/A                   N/A
J. Atwood Ives                             $344.71             $1,008.69             $3,726.81             $3,631.10
Amy B. Lane(2)                              $65.96               $581.46             $1,151.20             $1,725.52
Lawrence T. Perera                         $344.11             $1,003.91             $3,289.27             $2,985.68
William J. Poorvu                          $344.11             $1,003.91             $3,307.55             $3,012.65
J. Dale Sherratt                           $335.64             $1,053.07             $3,312.83             $3,098.08
Elaine R. Smith                            $330.96               $998.61             $3,216.45             $2,955.90
Ward Smith                                 $336.75               $984.35             $3,450.93             $3,183.60

                                                                                   MFS MUNICIPAL
                                     MFS MUNICIPAL HIGH   MFS MUNICIPAL INCOME    LIMITED MATURITY     MFS NEW DISCOVERY
NAME OF TRUSTEE(1)                     INCOME FUND               FUND                  FUND                  FUND
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                   $2,555.57             $1,137.35             $1,028.42             $3,441.87
David H. Gunning(2)                             $0               $226.26               $228.44             $2,275.20
William R. Gutow                         $2,555.57             $1,137.35             $1,028.42             $3,441.87
Michael Hegarty(3)                             N/A                   N/A                   N/A                   N/A
J. Atwood Ives                           $2,733.57             $1,186.34             $1,051.30             $4,324.05
Amy B. Lane(2)                                 N/A               $226.26               $228.44             $2,292.94
Lawrence T. Perera                       $2,733.57             $1,184.09             $1,049.57             $3,545.61
William J. Poorvu                        $2,733.57             $1,184.09             $1,049.57             $3,578.14
J. Dale Sherratt                         $2,555.57             $1,150.83             $1,043.99             $3,707.92
Elaine R. Smith                          $2,555.57             $1,133.31             $1,022.20             $3,536.45
Ward Smith                               $2,711.50             $1,161.71             $1,016.28             $3,756.82

                                                             MFS NEW YORK           MFS NORTH
                                         MFS NEW            MUNICIPAL BOND      CAROLINA MUNICIPAL     MFS PENNSYLVANIA
NAME OF TRUSTEE(1)                    ENDEAVOR FUND              FUND               BOND FUND        MUNICIPAL BOND FUND
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                     $395.61               $568.79             $1,137.73               $568.01
David H. Gunning(2)                        $337.26               $113.28               $226.64               $112.50
William R. Gutow                           $395.61               $568.79             $1,137.73               $568.01
Michael Hegarty(3)                             N/A                   N/A                   N/A                   N/A
J. Atwood Ives                             $458.70               $593.12             $1,190.75               $582.68
Amy B. Lane(2)                             $338.58               $113.28               $226.64               $112.50
Lawrence T. Perera                         $400.82               $591.91             $1,188.30               $581.90
William J. Poorvu                          $403.24               $591.91             $1,188.30               $581.90
J. Dale Sherratt                           $415.41               $576.05             $1,152.47               $572.67
Elaine R. Smith                            $402.65               $566.61             $1,133.31               $566.61
Ward Smith                                 $404.08               $580.56             $1,167.66               $566.20

                                       MFS RESEARCH       MFS RESEARCH BOND                              MFS RESEARCH
NAME OF TRUSTEE(1)                      BOND FUND               FUND J          MFS RESEARCH FUND     INTERNATIONAL FUND
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                   $1,187.60               $515.30             $5,017.47             $2,169.81
David H. Gunning(2)                        $387.62               $115.34             $2,995.44             $1,703.16
William R. Gutow                         $1,187.60               $515.30             $5,017.47             $2,169.81
Michael Hegarty(3)                             N/A                   N/A                   N/A                   N/A
J. Atwood Ives                           $1,233.56               $527.20             $6,823.82             $2,762.61
Amy B. Lane(2)                             $387.62               $115.34             $3,031.02             $1,715.32
Lawrence T. Perera                       $1,228.79               $526.02             $5,262.38             $2,228.95
William J. Poorvu                        $1,228.79               $526.02             $5,327.61             $2,251.24
J. Dale Sherratt                         $1,230.56               $525.92             $5,551.17             $2,352.23
Elaine R. Smith                          $1,170.42               $511.06             $5,207.23             $2,234.68
Ward Smith                               $1,206.34               $509.48             $5,808.99             $2,358.19

                                        MFS SOUTH
                                     CAROLINA MUNICIPAL    MFS STRATEGIC GROWTH  MFS STRATEGIC INCOME  MFS STRATEGIC VALUE
NAME OF TRUSTEE(1)                      BOND FUND                FUND                  FUND                  FUND
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                     $568.55             $3,444.27             $1,044.10             $2.481.75
David H. Gunning(2)                        $113.04             $2,277.60               $799.67             $1,703.76
William R. Gutow                           $568.55             $3,444.27             $1,044.10             $2,481.75
Michael Hegarty(3)                             N/A                   N/A                   N/A                   N/A
J. Atwood Ives                             $590.50             $4,373.56             $1,283.43             $3,090.21
Amy B. Lane(2)                             $113.04             $2,296.14               $804.05             $1,716.12
Lawrence T. Perera                         $589.42             $3,559.94             $1,061.90             $2,547.93
William J. Poorvu                          $589.42             $3,593.93             $1,073.59             $2,570.58
J. Dale Sherratt                           $575.01             $3,722.37             $1,109.81             $2,667.08
Elaine R. Smith                            $566.61             $3,543.15             $1,066.01             $2,547.64
Ward Smith                                 $577.03             $3,791.00               $984.61             $2,684.08

                                                            MFS TENNESSEE        MFS TOTAL RETURN     MFS UNION STANDARD
NAME OF TRUSTEE(1)                 MFS TECHNOLOGY FUND   MUNICIPAL BOND FUND           FUND              EQUITY FUND
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                     $810.06               $568.21            $11,304.87               $143.01
David H. Gunning(2)                        $673.74               $112.70             $7,026.90                $84.66
William R. Gutow                           $810.06               $568.21            $11,304.87               $143.01
Michael Hegarty(3)                             N/A                   N/A                   N/A                   N/A
J. Atwood Ives                             $925.22               $587.28            $17,323.55               $165.50
Amy B. Lane(2)                             $676.10               $112.70             $7,146.87                $85.10
Lawrence T. Perera                         $821.53               $586.39            $12,059.78               $146.15
William J. Poorvu                          $825.86               $586.39            $12,279.71               $146.95
J. Dale Sherratt                           $845.52               $573.55            $13,103.94               $149.60
Elaine R. Smith                            $822.68               $566.61            $11,944.54               $145.36
Ward Smith                                 $823.79               $572.69            $14,071.85               $149.79

                                                                                   MFS VIRGINIA       MFS WEST VIRGINIA
NAME OF TRUSTEE(1)                  MFS UTILITIES FUND      MFS VALUE FUND     MUNICIPAL BOND FUND   MUNICIPAL BOND FUND
-----------------                  --------------------  --------------------  --------------------  --------------------
Lawrence H. Cohn, M.D.                   $2,624.69             $8,333.88             $1,137.13               $568.35
David H. Gunning(2)                      $2,013.58             $6,311.85               $226.04               $112.84
William R. Gutow                         $2,624.69             $8,333.88             $1,137.13               $568.35
Michael Hegarty(3)                             N/A                   N/A                   N/A                   N/A
J. Atwood Ives                           $3,377.30            $11,636.71             $1,182.29               $588.86
Amy B. Lane(2)                           $2,027.41             $6,378.70               $226.04               $112.84
Lawrence T. Perera                       $2,678.39             $8,703.21             $1,180.17               $587.89
William J. Poorvu                        $2,715.27             $8,825.77             $1,180.17               $587.89
J. Dale Sherratt                         $2,832.05             $9,336.52             $1,149.85               $574.15
Elaine R. Smith                          $2,693.82             $8,690.38             $1,133.31               $566.61
Ward Smith                               $2,535.23             $9,639.07             $1,155.98               $574.83

                                                                TOTAL CASH COMPENSATION
NAME OF TRUSTEE(1)                                                FROM FUND COMPLEX(7)
-----------------                                                       ------------
Lawrence H. Cohn, M.D.                                                $196,098.20
David H. Gunning(2)                                                   $196,098.20
William R. Gutow                                                      $196,098.20
Michael Hegarty(3)                                                    $ 20,977.44
J. Atwood Ives                                                        $266,098.20
Amy B. Lane(2)                                                        $197,098.20
Lawrence T. Perera                                                    $201,098.20
William J. Poorvu                                                     $207,098.20
J. Dale Sherratt                                                      $211,098.20
Elaine R. Smith                                                       $201,098.20
Ward Smith                                                            $144,152.43

----------

(1) Each Trustee who is an "interested person" of MFS (within the meaning of the 1940 Act) serves without any compensation from the Trust.
(2) Mr. Gunning and Ms. Lane became Trustees on January 27, 2004.
(3) Mr. Hegarty became a Trustee on December 16, 2004, which was after the fiscal year end of many of the Funds, but before the end of calendar year 2004. Accordingly, the table indicates that he did not receive compensation from certain Funds during their reporting period, but did receive compensation from the MFS Fund complex during calendar year 2004.
(4) For MFS Emerging Opportunities Fund, MFS Gemini U.K. Fund, MFS Global Value Fund and MFS Inflation-Adjusted Bond
    Fund, the Trustees have waived their receipt of fees from these Funds.
(5) MFS Floating Rate High Income Fund has not yet completed a full year of operations; therefore, the compensation figures are estimated for the Fund's current fiscal year, which will end July 31, 2005. The Trustees have waived their receipt of fees from this Fund; therefore, the estimated compensation reflected in the table is $0 for each
    Trustee.
(6) MFS International Diversification Fund has not yet completed a full year of operations; therefore, the compensation figures are estimated for the Fund's current fiscal year, which will end May 31, 2005. These estimates are not included in the amounts reported as total compensation received by the Trustees for calendar year 2004.

(7) For calendar year 2004. Trustees receiving compensation from each Trust served as Trustee of 97 funds within the MFS
    Fund complex (having aggregate net assets at December 31, 2004 of approximately $92 billion). This column does not include fees in the amount of $20,977.44 received by Ms. Thomsen from the MFS Fund complex for her services as an
    Advisory Trustee.

  Prior to December 31, 2001, each Trust had a retirement plan for Independent Trustees and Trustees who were not officers of the Trust. Effective December 31, 2001, each Trust's retirement plan terminated, except with respect to those Trustees who retired on or before that date. The remaining Trustees who were previously covered under the retirement plan had their accrued benefits under the plan "rolled-over" into a deferred compensation arrangement along with other compensation to account for future benefits they would have received under the retirement plan if it had continued for such Trustees.

ITEM 2 - PROPOSAL TO MAKE NON-FUNDAMENTAL AN INVESTMENT POLICY OF
MASSACHUSETTS INVESTORS GROWTH STOCK FUND
  Massachusetts Investors Growth Stock Fund ("MIG") currently has a fundamental investment policy that requires MIG to invest, except for working cash balances, all of its assets in "common stocks and securities convertible into common stocks" that MFS believes offer better than average prospects for long-term growth. The Trustees have approved, and are recommending that shareholders approve, a proposal to make this a "non-fundamental" investment policy that could be revised in the future by the Trustees without the requirement of a shareholder vote. If the proposal is approved by shareholders, the Trustees intend to revise the policy at MFS' recommendation to permit MIG to invest in a broader array of equity securities that MFS believes offer better than average prospects for growth. MIG's investment objective and other fundamental investment policies will not be affected by the proposed policy change.

  The current investment policy is fundamental and is stated as follows:

    "The fund invests its assets, except for working cash balances, in the common stocks and securities convertible into common stocks of companies which its investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes offer better than average prospects for long-term growth."

  If this proposal is approved by shareholders (thereby making the policy non-fundamental), the Trustees intend to revise the policy, at MFS' recommendation, to read as follows:

    "The fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as securities convertible into common stocks and depository receipts, which its investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes offer better than average prospects for long-term growth."

  For purposes of the above policy, MFS defines "net assets" to mean MIG's net assets plus the amount of any borrowings for investment purposes.

  MFS believes that the proposed revised investment policy would allow MIG's portfolio managers greater flexibility in pursuing MIG's investment objective by making available a broader array of equity securities. MFS believes that, over time, this flexibility has the potential to better serve shareholder interests. MFS does not anticipate that the proposed revised investment policy would materially change the level of investment risk associated with an investment in MIG. Making the policy non-fundamental would also give the Trustees the flexibility to further revise the policy in the future without the time and expense associated with additional proxy solicitations, although the Trustees have no current intention to do so.

REQUIRED VOTE
  Approval of this matter will require the vote of (i) 67 per centum or more of the outstanding voting securities of MIG present at MIG's Meeting, if the holders of more than 50 per centum of the outstanding voting securities of MIG are present or represented by proxy or (ii) more than 50 per centum of the outstanding voting securities of MIG, whichever is less.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF MIG VOTE TO APPROVE THE PROPOSAL.

ITEM 3 - PROPOSAL TO REVISE A FUNDAMENTAL INVESTMENT POLICY OF MFS MUNICIPAL LIMITED MATURITY FUND
  MFS Municipal Limited Maturity Fund ("MML") currently has a fundamental investment policy stating that MML invests, under normal market conditions, at least 80% of its net assets in "securities and other investments with "limited" maturities," the interest on which is exempt from federal income tax. MML has a related non-fundamental investment policy stating that fixed income securities with limited maturities include securities with remaining maturities of ten years or less, and that, under normal market conditions, MML's dollar-weighted average maturity will not exceed five years. Because MML seeks to provide shareholders with tax-exempt income, its policy of investing in tax-exempt securities must be fundamental, which means that it cannot be changed without shareholder approval. MML is not required, however, to have a fundamental policy with respect to the maturity of the bonds it holds. Therefore, the Trustees have approved, and are recommending that shareholders approve, the revision of MML's fundamental investment policy to remove the explicit reference to ""limited" maturities." If the proposed revised fundamental investment policy is approved by shareholders, the Trustees intend to revise the corresponding non-fundamental investment policy explaining the concept of "limited" maturity. MML's investment objective and other fundamental investment policies will not be affected by the proposed changes.

  The current fundamental investment policy is stated as follows:

    "The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments with "limited" maturities, the interest on which is exempt from federal income tax."

  The proposed revised fundamental investment policy would be stated as follows:

    "The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax."

  For purposes of the above policy, MFS defines "net assets" to mean MML's net assets plus the amount of any borrowings for investment purposes.

  The current non-fundamental investment policy explaining the concept of "limited" maturity is stated as follows:

    "Fixed income securities with limited maturities include securities with remaining maturities of 10 years or less. Under normal market conditions, the fund's dollar-weighted average maturity will not exceed 5 years."

  The revised non-fundamental investment policy would be stated as follows:

    "Under normal market conditions, the fund's dollar-weighted average maturity will not exceed 5 years."

  Shareholders should understand that the value of MML's bond investments typically changes as interest rates fluctuate. During periods of rising interest rates, the values of bonds generally decline. Conversely, during periods of falling interest rates, the values of bonds generally rise. This risk, also called "interest rate risk," is generally greater for funds investing in bonds with longer maturities. Maturity refers to the length of a bond's term. Dollar-weighted average maturity is the average of all the current maturities of the individual bonds in a fund, taking into account the amount of the fund's investment in each bond. The longer its dollar-weighted average maturity, the more sensitive a fund will be to changes in interest rates, and the greater potential for fluctuation or volatility in its share price. This risk is called "maturity risk."

  MFS does not anticipate that the proposed changes to MML's investment policies as described above will materially change the way MML is managed or the level of risk associated with an investment in MML. Under the revised policies, MFS would be able to purchase individual bonds with remaining maturities of greater than 10 years, which securities will be more sensitive to changes in interest rates. As a result, MML may be subject to a greater extent to interest rate risk and maturity risk, each of which are described in the preceding paragraph. MML's portfolio as a whole, however, will continue to have a dollar-weighted average maturity that normally will not exceed 5 years. Therefore, MFS does not anticipate that the change to MML's non-fundamental investment policy will materially change the overall exposure of the portfolio to interest rate changes.

REQUIRED VOTE
  Approval of this matter will require the vote of (i) 67 per centum or more of the outstanding voting securities of MML present at MML's Meeting, if the holders of more than 50 per centum of the outstanding voting securities of MML are present or represented by proxy or (ii) more than 50 per centum of the outstanding voting securities of MML, whichever is less.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF MML VOTE TO APPROVE THE PROPOSAL.

FUND INFORMATION
  This section provides certain information about each Fund, including information about its investment adviser, principal underwriter and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR
  Each Fund engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. Each Fund engages as its principal underwriter MFS Fund Distributors, Inc. ("MFD"), a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada -- U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 ("Sun Life U.S. Operations"). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  The Independent Registered Public Accounting Firm and fiscal year end for each Fund is listed below:

                                                            INDEPENDENT REGISTERED
FUND NAME                                                   PUBLIC ACCOUNTING FIRM             FISCAL YEAR END
---------                                                   ----------------------             ---------------
Massachusetts Investors Growth                                 Ernst & Young LLP
  Stock Fund                                                        ("E&Y")                      November 30
Massachusetts Investors Trust                                  Deloitte & Touche
                                                                    ("D&T")                      December 31
MFS Aggressive Growth Allocation Fund                                 E&Y                          May 31
MFS Alabama Municipal Bond Fund                                       D&T                         March 31
MFS Arkansas Municipal Bond Fund                                      D&T                         March 31
MFS Bond Fund                                                         D&T                         April 30
MFS California Municipal Bond Fund                                    D&T                         March 31
MFS Capital Opportunities Fund                                        D&T                        November 30
MFS Cash Reserve Fund                                                 D&T                         August 31
MFS Conservative Allocation Fund                                      E&Y                          May 31
MFS Core Equity Fund                                                  E&Y                         August 31
MFS Core Growth Fund                                                  E&Y                         August 31
MFS Emerging Growth Fund                                              D&T                        November 30
MFS Emerging Markets Debt Fund                                        E&Y                          July 31
MFS Emerging Markets Equity Fund                                      E&Y                          May 31
MFS Emerging Opportunities Fund                                       E&Y                         April 30
MFS Floating Rate High Income Fund                                    D&T                          July 31
MFS Florida Municipal Bond Fund                                       D&T                         March 31
MFS Gemini U.K. Fund                                                  D&T                          May 31
MFS Georgia Municipal Bond Fund                                       D&T                         March 31
MFS Global Equity Fund                                                E&Y                        October 31
MFS Global Growth Fund                                                D&T                        October 31
MFS Global Total Return Fund                                          E&Y                        October 31
MFS Global Value Fund                                                 E&Y                          July 31
MFS Government Limited Maturity Fund                                  E&Y                        December 31
MFS Government Money Market Fund                                      D&T                         August 31
MFS Government Securities Fund                                        D&T                        February 28
MFS Growth Allocation Fund                                            E&Y                          May 31
MFS Growth Opportunities Fund                                         D&T                        December 31
MFS High Income Fund                                                  D&T                        January 31
MFS High Yield Opportunities Fund                                     D&T                        January 31
MFS Inflation-Adjusted Bond Fund                                      D&T                        October 31
MFS Intermediate Investment Grade
  Bond Fund                                                           D&T                         April 30
MFS International Diversification Fund                                D&T                          May 31
MFS International Growth Fund                                         E&Y                          May 31
MFS International New Discovery Fund                                  E&Y                       September 30
MFS International Value Fund                                          E&Y                          May 31
MFS Large Cap Growth Fund                                             D&T                        November 30
MFS Limited Maturity Fund                                             D&T                         April 30
MFS Managed Sectors Fund                                              D&T                         August 31
MFS Maryland Municipal Bond Fund                                      D&T                         March 31
MFS Massachusetts Municipal Bond Fund                                 D&T                         March 31
MFS Mid Cap Growth Fund                                               D&T                         August 31
MFS Mid Cap Value Fund                                                E&Y                       September 30
MFS Mississippi Municipal Bond Fund                                   D&T                         March 31
MFS Moderate Allocation Fund                                          E&Y                          May 31
MFS Money Market Fund                                                 D&T                         August 31
MFS Municipal Bond Fund                                               D&T                         August 31
MFS Municipal High Income Fund                                        E&Y                        January 31
MFS Municipal Income Fund                                             D&T                         March 31
MFS Municipal Limited Maturity Fund                                   D&T                         April 30
MFS New Discovery Fund                                                E&Y                         August 31
MFS New Endeavor Fund                                                 E&Y                          July 31
MFS New York Municipal Income Fund                                    D&T                         March 31
MFS North Carolina Municipal
  Income Fund                                                         D&T                         March 31
MFS Pennsylvania Municipal Bond Fund                                  D&T                         March 31
MFS Research Bond Fund                                                D&T                         April 30
MFS Research Bond Fund J                                              D&T                         April 30
MFS Research Fund                                                     D&T                       September 30
MFS Research International Fund                                       E&Y                         August 31
MFS South Carolina Municipal Bond Fund                                D&T                         March 31
MFS Strategic Growth Fund                                             E&Y                         August 31
MFS Strategic Income Fund                                             E&Y                        October 31
MFS Strategic Value Fund                                              E&Y                          July 31
MFS Technology Fund                                                   E&Y                         August 31
MFS Tennessee Municipal Bond Fund                                     D&T                         March 31
MFS Total Return Fund                                                 D&T                       September 30
MFS Union Standard Equity Fund                                        D&T                       September 30
MFS Utilities Fund                                                    E&Y                        October 31
MFS Value Fund                                                        E&Y                         August 31
MFS Virginia Municipal Bond Fund                                      D&T                         March 31
MFS West Virginia Municipal Bond Fund                                 D&T                         March 31

  No Independent Registered Public Accounting Firm has a direct or material indirect interest in a Fund.

  Representatives of the applicable Independent Registered Public Accounting Firm are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives also are expected to be available to respond to appropriate questions.

  To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Fund and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Fund (including MFS Service Center, Inc.) (each, a "Service Affiliate") if the services relate directly to the operations and financial reporting of such Fund. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

  Schedule A attached hereto includes tables that set forth for each Fund (in order of fiscal year end), for each Fund's two most recent fiscal years, the fees billed by each Fund's Independent Registered Public Accounting Firm for
(a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund's Service Affiliates that relate directly to the Fund's operations and financial reporting under the following captions:
    (i) Audit Fees -- fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.
    (ii) Audit-Related Fees -- fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
    (iii) Tax Fees -- fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.
    (iv) All Other Fees -- fees for products and services provided to the Fund by the Independent Registered Public Accounting Firm other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

  Schedule A attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm, for each Fund's two most recent fiscal years, for non-audit services rendered to each Fund and to each Fund's Service Affiliates.

  The Audit Committee has considered whether the provision by a Fund's Independent Registered Public Accounting Firm of non-audit services to the Fund's Service Affiliates that were not pre-approved by the Audit Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Fund's principal auditor.

EXECUTIVE OFFICERS
  The following table provides information about the current executive officers of each Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.


                                                                            PRINCIPAL OCCUPATIONS
                               POSITION(s) HELD                            DURING THE PAST FIVE YEARS
NAME, DATE OF BIRTH              WITH SERIES     OFFICER SINCE(1)             & DIRECTORSHIPS(2)
-------------------            ----------------  ----------------          ---------------------------
OFFICERS
Robert J. Manning(3)           President         February 2004      Massachusetts Financial Services
(born 10/20/63)                                                     Company, Chief Executive Officer,
                                                                    President, Chief Investment Officer
                                                                    and Director

James R. Bordewick, Jr.(3)     Assistant         September 1990     Massachusetts Financial Services
(born 03/06/59)                Secretary and                        Company, Senior Vice President and
                               Assistant Clerk                      Associate General Counsel

Jeffrey N. Carp(3)             Secretary and     September 2004     Massachusetts Financial Services
(born 12/01/56)                Clerk                                Company, Senior Vice President,
                                                                    General Counsel and Secretary
                                                                    (since April 2004); Hale and Dorr
                                                                    LLP (law firm) (prior to April
                                                                    2004)

Stephanie A. DeSisto(3)        Assistant         May 2003           Massachusetts Financial Services
(born 10/01/53)                Treasurer                            Company, Vice President (since April
                                                                    2003); Brown Brothers Harriman &
                                                                    Co., Senior Vice President
                                                                    (November 2002 to April 2003); ING
                                                                    Groep N.V./Aeltus Investment
                                                                    Management, Senior Vice President
                                                                    (prior to November 2002)

James F. DesMarais(3)          Assistant         September 2004     Massachusetts Financial Services
(born 03/09/61)                Secretary and                        Company, Assistant General Counsel
                               Assistant Clerk

Richard M. Hisey(3)            Treasurer         August 2002        Massachusetts Financial Services
(born 08/29/58)                                                     Company, Senior Vice President (since
                                                                    July 2002); The Bank of New York,
                                                                    Senior Vice President (September
                                                                    2000 to July 2002); Lexington
                                                                    Global Asset Managers, Inc.,
                                                                    Executive Vice President and Chief
                                                                    Financial Officer (prior to
                                                                    September 2000); Lexington Funds,
                                                                    Chief Financial Officer (prior to
                                                                    September 2000)

Brian T. Hourihan(3)           Assistant         September 2004     Massachusetts Financial Services
(born 11/11/64)                Secretary and                        Company, Vice President, Senior
                               Assistant Clerk                      Counsel and Assistant Secretary (since
                                                                    June 2004); Affiliated Managers Group,
                                                                    Inc., Chief Legal Officer/Centralized
                                                                    Compliance Program (January to April
                                                                    2004); Fidelity Research & Management
                                                                    Company, Assistant General Counsel
                                                                    (prior to January 2004)

Ellen Moynihan(3)              Assistant         April 1997         Massachusetts Financial Services
(born 11/13/57)                Treasurer                            Company, Vice President

Frank L. Tarantino             Independent       June 2004          MFS Family of Funds, Independent Chief
(born 03/07/44)                Chief Compliance                     Compliance Officer; CRA Business
                               Officer                              Strategies Group (consulting
                                                                    services), Executive Vice President
                                                                    (April 2003 to June 2004); David L.
                                                                    Babson & Co. (investment adviser),
                                                                    Managing Director, Chief
                                                                    Administrative Officer and Director
                                                                    (February 1997 to March 2003)

James O. Yost(3)               Assistant         September 1990     Massachusetts Financial Services
(born 06/12/60)                Treasurer                            Company, Senior Vice President

----------
(1) Date first appointed to serve as an officer of a Trust. Each officer has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the SEC (i.e., "public companies").
(3) "Interested person" of the Trust within the meaning of the 1940 Act, as a result of position with MFS.

  Each Trust's officers hold comparable positions with the 97 funds in the MFS Family of Funds, and with certain affiliates of MFS. The address of each officer is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

INTERESTS OF CERTAIN PERSONS
  Schedule B attached hereto sets forth, as of January 18, 2005, to the best knowledge of each Fund, the shareholders who beneficially owned more than 5% of the outstanding shares of each class of such Fund.

LITIGATION
  Since December 2003, MFS, MFD, MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds and Trusts, certain current and/or former Trustees of the trusts of which these MFS funds are series and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. Of these lawsuits, four are derivative actions that have been brought on behalf of all the MFS funds and name among the defendants the following Trustees who are nominees: Mr. Lawrence H. Cohn, M.D., Mr. William R. Gutow, Mr. J. Atwood Ives, Mr. Lawrence
T. Perera and Mr. J. Dale Sherratt. The derivative action relating to market timing and related matters, styled as Hammerslough v. Massachusetts Financial Services Company, et al., U.S.D.C. (D. Md.), MDL 1586, is a consolidated action before the United States District Court for the District of Maryland, in the multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (consolidation began March 19, 2004)). The plaintiffs in this consolidated action generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declarative relief. The other three derivative lawsuits allege improper brokerage allocation practices and excessive compensation and are pending in the United States District Court for the District of Massachusetts: Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (instituted on March 25, 2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (instituted on April 15, 2004); and Koslow v. Sun Life Financial Inc., et al., U.S.D.C. (D. Mass.), No. 04cv11019 (instituted on May 20, 2004). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. These various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

MANNER OF VOTING PROXIES
  All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Lawrence H. Cohn, M.D., David H. Gunning, William R. Gutow, Michael Hegarty,
J. Atwood Ives, Amy B. Lane, Robert J. Manning, Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Laurie J. Thomsen as Trustees of the Trust (if still available for election), FOR the proposal to make non- fundamental an investment policy of MIG and FOR the proposal to revise a fundamental investment policy of MML.

  All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and
(b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. A majority of a Fund's outstanding shares entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Trustees, neither broker non-votes nor abstentions nor withholding authority to vote have any effect on the outcome of the voting. With respect to the proposal to make non-fundamental an investment policy of MIG and with respect to the proposal to revise a fundamental investment policy of MML, broker non-votes, abstentions and withholding authority to vote all will have the effect of a vote AGAINST the applicable proposal.

  Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned by such shareholder, times net asset value per share) of the Fund that such shareholder owns at the close of business on January 18, 2005, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote.

  Each Fund will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

  Each Fund knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Fund's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SOLICITATION OF PROXIES
  The procedures for voting proxies solicited by telephone or submitted by the Internet or by automated telephone service are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting of shareholders. The Funds are unaware of any such challenge at this time.

  If shareholders' proxies are solicited by telephone, shareholders will be called at the phone number that the Fund (or a shareholder's financial service firm) has in its records for their accounts, and will be asked for their Social Security number or other identifying information. The shareholders will then be given an opportunity to authorize proxies to vote their shares at the meeting of shareholders in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

INSTRUCTIONS FOR VOTING PROXIES
  The giving of a proxy will not affect a shareholder's right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the website. To record your voting instructions via automated telephone service, call the toll-free number listed on your proxy card. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

SUBMISSION OF PROPOSALS
  Each of the Funds is part of a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in a Fund's proxy statement for any subsequent meeting must be received by the applicable Fund a reasonable period of time prior to any such meeting.

ADDITIONAL INFORMATION
  Because all shareholders of Funds that are series of the same Trust will vote together as a single class with respect to the election of Trustees, the Meeting of shareholders of each Fund is called to be held at the same time as the Meeting of shareholders of each of the other Funds. It is anticipated that all Meetings will be held simultaneously.

  With regard to a proposal other than the election of Trustees, if any shareholder at the Meeting objects to the holding of simultaneous Meetings and moves for an adjournment of that Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment with respect to such other proposals.

  The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Funds.

  Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact MFS at 800-225-2606. If your shares are held in broker street name please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements to be combined with those for other members of your household, or if you are receiving multiple copies of this Proxy Statement and want the mailings to be combined with those for other members of your household, contact MFS Service Center, Inc. in writing at 500 Boylston Street, Boston, Massachusetts 02116, or by telephone at 800-225-2606, or contact your financial service firm.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

February 3, 2005

Massachusetts Investors Growth Stock Fund              MFS(R) Floating Rate High Income Fund
Massachusetts Investors Trust                          MFS(R) Florida Municipal Bond Fund
MFS(R) Aggressive Growth Allocation Fund               MFS(R) Gemini U.K. Fund
MFS(R) Alabama Municipal Bond Fund                     MFS(R) Georgia Municipal Bond Fund
MFS(R) Arkansas Municipal Bond Fund                    MFS(R) Global Equity Fund
MFS(R) Bond Fund                                       MFS(R) Global Growth Fund
MFS(R) California Municipal Bond Fund                  MFS(R) Global Total Return Fund
MFS(R) Capital Opportunities Fund                      MFS(R) Global Value Fund
MFS(R) Cash Reserve Fund                               MFS(R) Government Limited Maturity Fund
MFS(R) Conservative Allocation Fund                    MFS(R) Government Money Market Fund
MFS(R) Core Equity Fund                                MFS(R) Government Securities Fund
MFS(R) Core Growth Fund                                MFS(R) Growth Allocation Fund
MFS(R) Emerging Growth Fund                            MFS(R) Growth Opportunities Fund
MFS(R) Emerging Markets Debt Fund                      MFS(R) High Income Fund
MFS(R) Emerging Markets Equity Fund                    MFS(R) High Yield Opportunities Fund
MFS(R) Emerging Opportunities Fund                     MFS(R) Inflation-Adjusted Bond Fund
MFS(R) Intermediate Investment Grade Bond Fund         MFS(R) New Endeavor Fund
MFS(R) International Diversification Fund              MFS(R) New York Municipal Bond Fund
MFS(R) International Growth Fund                       MFS(R) North Carolina Municipal Bond Fund
MFS(R) International New Discovery Fund                MFS(R) Pennsylvania Municipal Bond Fund
MFS(R) International Value Fund                        MFS(R) Research Bond Fund
MFS(R) Large Cap Growth Fund                           MFS(R) Research Bond Fund J
MFS(R) Limited Maturity Fund                           MFS(R) Research Fund
MFS(R) Managed Sectors Fund                            MFS(R) Research International Fund
MFS(R) Maryland Municipal Bond Fund                    MFS(R) South Carolina Municipal Bond Fund
MFS(R) Massachusetts Municipal Bond Fund               MFS(R) Strategic Growth Fund
MFS(R) Mid Cap Growth Fund                             MFS(R) Strategic Income Fund
MFS(R) Mid Cap Value Fund                              MFS(R) Strategic Value Fund
MFS(R) Mississippi Municipal Bond Fund                 MFS(R) Technology Fund
MFS(R) Moderate Allocation Fund                        MFS(R) Tennessee Municipal Bond Fund
MFS(R) Money Market Fund                               MFS(R) Total Return Fund
MFS(R) Municipal Bond Fund                             MFS(R) Union Standard Equity Fund
MFS(R) Municipal High Income Fund                      MFS(R) Utilities Fund
MFS(R) Municipal Income Fund                           MFS(R) Value Fund
MFS(R) Municipal Limited Maturity Fund                 MFS(R) Virginia Municipal Bond Fund
MFS(R) New Discovery Fund                              MFS(R)  West  Virginia Municipal Bond Fund

                                                                      EXHIBIT 1

                               MFS FUNDS BOARD
                 NOMINATION AND COMPENSATION COMMITTEE CHARTER

                         (ADOPTED AS OF JULY 20, 2004)

  The Board (the "Board") of each of the Trusts listed in Appendix A hereto, as the same may be periodically updated (each a "Trust" and, collectively, the "Trusts"), has adopted this Charter to govern the activities of the Nomination and Compensation Committee (the "Committee") of the particular Board on behalf of each series of a Trust and each Trust which is itself a single series (each such series a "Fund" and, collectively, the "Funds"). This Charter applies separately to each Trust and its particular Board and Committee, and shall be interpreted accordingly.

STATEMENT OF PURPOSES AND RESPONSIBILITIES
  The Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as trustees on the Board, (ii) identifying possible candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders' meeting at which one or more trustees is to be elected, and (iii) considering and evaluating such candidates and recommending trustee nominees for the Board's approval.

  In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Funds to Board members " ("Independent Trustees") who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

ORGANIZATION AND GOVERNANCE
  The Committee shall be comprised of all of the Independent Trustees on the Board, and shall not include any members who are not Independent Trustees.

  One or more members of the Committee may be designated by the Board as the Committee's chair or co-chair, as the case may be. The Committee may delegate any portion of it authority or responsibilities to a sub-committee of one or more members.

  The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust's By-Laws. The Chair of the Trustees, the chair or vice-chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof or direct that such notice be sent.

  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

COMMITTEE DUTIES AND RESPONSIBILITIES
  The duties and responsibilities of the Committee include:

  Nomination

  1. To determine requisite standards or qualifications for trustees nominees. The Committee currently requires at minimum that trustee candidates have a college degree or equivalent business and related industry experience.

  2. To identify potential candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders' meeting at which one or more trustees is to be elected. The Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the Fund's investment adviser(s), (iv) the Fund's shareholders (see 4. below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

  3. To consider and evaluate candidates identified in 2. above and recommend trustee nominees for the Board's approval. In considering and evaluating candidates, the Committee may take into account a wide variety of factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant business and related industry experience, (iii) educational background, (iv) financial expertise, (v) experience with corporate governance matters, (vi) an assessment of the candidate's ability, judgment and expertise, (vii) overall diversity of the Board's composition, (viii) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act, and (ix) such other factors as the Committee deems appropriate.

  4. To consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

  Compensation

  1. To recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Funds to the Independent Trustees for their services on the Board and any Committees of the Board.

  2. In formulating the Committee's recommendations in 1. above, to periodically (and at least annually) review and assess the compensation and any related benefits paid or provided by the Funds to the Independent Trustees based upon facts and circumstances applicable to the Funds, relevant industry practice, the goal of attracting and retaining highly qualified individuals to serve as Independent Trustees and such other factors that the Committee deems appropriate.

  General

  1. To make such other recommendations and reports to the Board within the scope of the Committee's functions.

  2. To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

                                                       APPENDIX A TO EXHIBIT 1

                         TRUSTS COVERED BY THE CHARTER
                             (AS OF JULY 20, 2004)

MFS Series Trust I
MFS Series Trust II
MFS Series Trust III
MFS Series Trust IV
MFS Series Trust V
MFS Series Trust VI
MFS Series Trust VII
MFS Series Trust VIII
MFS Series Trust IX
MFS Series Trust X
MFS Series Trust XI
Massachusetts Investors Growth Stock Fund
Massachusetts Investors Trust
MFS Charter Income Trust
MFS Government Limited Maturity Fund
MFS Government Markets Income Trust
MFS Government Securities Fund
MFS Growth Opportunities Fund
MFS Institutional Trust
MFS Intermediate Income Trust
MFS Multimarket Income Trust
MFS Municipal Income Trust
MFS Municipal Series Trust
MFS Special Value Trust
MFS Variable Insurance Trust

                                                       APPENDIX B TO EXHIBIT 1

           PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
                             (AS OF JULY 20, 2004)

  A shareholder must follow the following procedures in order to properly submit a recommendation for a trustee nominee for the Committee's consideration:

  1. The shareholder must submit any such recommendation in writing to the applicable Trust(s), to the attention of the Secretary, at the address of the principal executive offices of the Trust(s).

  2. The shareholder recommendation must include, with respect to each applicable Trust:

        (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the "candidate"); and (B) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

       (ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

      (iii) the recommending shareholder's name as it appears on the Trust's books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Committee's satisfaction by a recent brokerage or account statement); and

      (iv) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

  In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

                                                                    SCHEDULE A

              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

  For each Fund's last two fiscal years, fees billed by each Fund's Independent Registered Public Accounting Firm for services provided directly to each Fund:

                                                 MFS HIGH           MFS HIGH YIELD         MFS MUNICIPAL
                                               INCOME FUND          OPPORTUNITIES           HIGH INCOME
                                                  (D&T)               FUND (D&T)               (E&Y)
Audit Fees                Jan. 31, 2004           $42,150               $43,050               $35,000
                          Jan. 31, 2003           $40,000               $41,400               $33,520
Audit-Related Fees        Jan. 31, 2004              $0                    $0                    $0
                          Jan. 31, 2003              $0                    $0                    $0
Tax Fees                  Jan. 31, 2004            $6,900                $5,500                $6,650
                          Jan. 31, 2003            $5,900                $4,500                $5,780

                                               MFS GOVERNMENT
                                              SECURITIES FUND
                                                   (D&T)
Audit Fees                Feb. 29, 2004           $35,300
                          Feb. 28, 2003           $33,500
Audit-Related Fees        Feb. 29, 2004              $0
                          Feb. 28, 2003              $0
Tax Fees                  Feb. 29, 2004            $5,700
                          Feb. 28, 2003            $4,700

                                             MFS WEST VIRGINIA        MFS ALABAMA           MFS ARKANSAS
                                            MUNICIPAL BOND FUND   MUNICIPAL BOND FUND   MUNICIPAL BOND FUND
                                                   (D&T)                 (D&T)                  (D&T)
Audit Fees                Mar. 31, 2004           $30,490               $30,490               $30,490
                          Mar. 31, 2003           $29,410               $29,410               $29,410
Audit-Related Fees        Mar. 31, 2004              $0                    $0                    $0
                          Mar. 31, 2003              $0                    $0                    $0
Tax Fees                  Mar. 31, 2004            $4,950                $4,950                $4,950
                          Mar. 31, 2003            $3,950                $3,950                $3,950

                                               MFS CALIFORNIA         MFS FLORIDA           MFS GEORGIA
                                            MUNICIPAL BOND FUND   MUNICIPAL BOND FUND   MUNICIPAL BOND FUND
                                                   (D&T)                 (D&T)                  (D&T)
Audit Fees                Mar. 31, 2004           $30,490               $30,490               $30,490
                          Mar. 31, 2003           $29,410               $29,410               $29,410
Audit-Related Fees        Mar. 31, 2004              $0                    $0                    $0
                          Mar. 31, 2003              $0                    $0                    $0
Tax Fees                  Mar. 31, 2004            $4,950                $4,950                $4,950
                          Mar. 31, 2003            $3,950                $3,950                $3,950

                                                MFS MARYLAND       MFS MASSACHUSETTS      MFS MISSISSIPPI
                                            MUNICIPAL BOND FUND   MUNICIPAL BOND FUND   MUNICIPAL BOND FUND
                                                   (D&T)                 (D&T)                  (D&T)
Audit Fees                Mar. 31, 2004            $30,490               $30,490               $30,490
                          Mar. 31, 2003            $29,410               $29,410               $29,410
Audit-Related Fees        Mar. 31, 2004              $0                    $0                    $0
                          Mar. 31, 2003              $0                    $0                    $0
Tax Fees                  Mar. 31, 2004             $4,950                $4,950                $4,950
                          Mar. 31, 2003             $3,950                $3,950                $3,950

                                                                      MFS NEW YORK       MFS NORTH CAROLINA
                                            MFS MUNICIPAL INCOME  MUNICIPAL BOND FUND   MUNICIPAL BOND FUND
                                                 FUND (D&T)              (D&T)                 (D&T)
Audit Fees                Mar. 31, 2004            $33,365               $30,490               $30,490
                          Mar. 31, 2003            $32,160               $29,410               $29,410
Audit-Related Fees        Mar. 31, 2004              $0                    $0                    $0
                          Mar. 31, 2003              $0                    $0                    $0
Tax Fees                  Mar. 31, 2004             $4,950                $4,950                $4,950
                          Mar. 31, 2003             $3,950                $3,950                $3,950

                                              MFS PENNSYLVANIA     MFS SOUTH CAROLINA      MFS TENNESSEE
                                            MUNICIPAL BOND FUND   MUNICIPAL BOND FUND   MUNICIPAL BOND FUND
                                                   (D&T)                 (D&T)                  (D&T)
Audit Fees                Mar. 31, 2004            $30,490               $30,490               $30,490
                          Mar. 31, 2003            $29,410               $29,410               $29,410
Audit-Related Fees        Mar. 31, 2004              $0                    $0                    $0
                          Mar. 31, 2003              $0                    $0                    $0
Tax Fees                  Mar. 31, 2004             $4,950                $4,950                $4,950
                          Mar. 31, 2003             $3,950                $3,950                $3,950

                                                MFS VIRGINIA
                                            MUNICIPAL BOND FUND
                                                   (D&T)
Audit Fees                Mar. 31, 2004            $30,490
                          Mar. 31, 2003            $29,410
Audit-Related Fees        Mar. 31, 2004              $0
                          Mar. 31, 2003              $0
Tax Fees                  Mar. 31, 2004             $4,950
                          Mar. 31, 2003             $3,950

                                                                      MFS EMERGING        MFS INTERMEDIATE
                                                                   OPPORTUNITIES FUND     INVESTMENT GRADE
                                            MFS BOND FUND (D&T)          (E&Y)            BOND FUND (D&T)
Audit Fees                Apr. 30, 2004            $41,550               $24,300               $31,950
                          Apr. 30, 2003            $39,475               $17,630               $30,300
Audit-Related Fees        Apr. 30, 2004              $0                    $0                    $0
                          Apr. 30, 2003              $0                    $0                    $0
Tax Fees                  Apr. 30, 2004             $5,775                $4,890                $5,600
                          Apr. 30, 2003             $4,775                $3,165                $4,600

                                                                     MFS MUNICIPAL
                                            MFS LIMITED MATURITY    LIMITED MATURITY     MFS RESEARCH BOND
                                                 FUND (D&T)            FUND (D&T)            FUND (D&T)
Audit Fees                Apr. 30, 2004            $30,700               $30,715               $41,625
                          Apr. 30, 2003            $29,100               $29,610               $39,550
Audit-Related Fees        Apr. 30, 2004              $0                    $0                    $0
                          Apr. 30, 2003              $0                    $0                    $0
Tax Fees                  Apr. 30, 2004             $5,700                $5,300                $5,700
                          Apr. 30, 2003             $4,700                $4,300                $4,700

                                             MFS RESEARCH BOND
                                                FUND J (D&T)
Audit Fees                Apr. 30, 2004            $12,000
                          Apr. 30, 2003            $11,300
Audit-Related Fees        Apr. 30, 2004              $0
                          Apr. 30, 2003              $0
Tax Fees                  Apr. 30, 2004             $4,900
                          Apr. 30, 2003             $4,000

                                               MFS AGGRESSIVE       MFS CONSERVATIVE
                                             GROWTH ALLOCATION      ALLOCATION FUND     MFS EMERGING MARKETS
                                                 FUND (E&Y)              (E&Y)           EQUITY FUND (E&Y)
Audit Fees                May 31, 2004             $19,100               $19,100               $35,000
                          May 31, 2003             $13,130               $13,130               $33,520
Audit-Related Fees        May 31, 2004               $0                    $0                    $0
                          May 31, 2003               $0                    $0                    $0
Tax Fees                  May 31, 2004              $3,800                $3,800                $6,840
                          May 31, 2003              $2,170                $2,170                $5,975

                                                                       MFS GROWTH        MFS INTERNATIONAL
                                            MFS GEMINI U.K. FUND    ALLOCATION FUND     DIVERSIFICATION FUND
                                                   (D&T)                 (E&Y)                 (D&T)
Audit Fees                May 31, 2004             $25,040               $19,100                N/A
                          May 31, 2003             $17,120               $13,130                N/A
Audit-Related Fees        May 31, 2004               $0                    $0                   N/A
                          May 31, 2003               $0                    $0                   N/A
Tax Fees                  May 31, 2004              $5,500                $3,800                N/A
                          May 31, 2003              $4,500                $2,170                N/A

                                                                                            MFS MODERATE
                                             MFS INTERNATIONAL     MFS INTERNATIONAL      ALLOCATION FUND
                                             GROWTH FUND (E&Y)      VALUE FUND (E&Y)           (E&Y)
Audit Fees                May 31, 2004             $35,000               $35,000               $19,100
                          May 31, 2003             $33,520               $33,520               $13,130
Audit-Related Fees        May 31, 2004               $0                    $0                    $0
                          May 31, 2003               $0                    $0                    $0
Tax Fees                  May 31, 2004              $6,840                $6,840                $3,800
                          May 31, 2003              $5,975                $5,975                $2,170

                                                                   MFS FLOATING RATE
                                            MFS EMERGING MARKETS    HIGH INCOME FUND      MFS GLOBAL VALUE
                                              DEBT FUND (E&Y)            (D&T)               FUND (E&Y)
Audit Fees                July 31, 2004            $37,900                N/A                  $25,800
                          July 31, 2003            $36,330                N/A                  $18,750
Audit-Related Fees        July 31, 2004              $0                   N/A                    $0
                          July 31, 2003              $0                   N/A                    $0
Tax Fees                  July 31, 2004             $7,200                N/A                   $5,040
                          July 31, 2003             $6,270                N/A                   $3,170

                                              MFS NEW ENDEAVOR    MFS STRATEGIC VALUE
                                                 FUND (E&Y)            FUND (E&Y)
Audit Fees                July 31, 2004              $24,800               $30,600
                          July 31, 2003              $17,650               $28,850
Audit-Related Fees        July 31, 2004              $0                    $0
                          July 31, 2003              $0                    $0
Tax Fees                  July 31, 2004               $4,890                $5,990
                          July 31, 2003               $3,145                $5,145

                                             MFS MUNICIPAL BOND     MFS CASH RESERVE    MFS CORE EQUITY FUND
                                                 FUND (D&T)            FUND (D&T)              (E&Y)
Audit Fees                Aug. 31, 2004              $35,615               $21,400               $30,600
                          Aug. 31, 2003              $34,310               $20,600               $28,850
Audit-Related Fees        Aug. 31, 2004              $0                    $0                    $0
                          Aug. 31, 2003              $0                    $0                    $0
Tax Fees                  Aug. 31, 2004               $5,000                $3,000                $5,800
                          Aug. 31, 2003               $4,600                $2,800                $5,550

                                            MFS CORE GROWTH FUND  MFS MANAGED SECTORS    MFS NEW DISCOVERY
                                                   (E&Y)               FUND (D&T)            FUND (E&Y)
Audit Fees                Aug. 31, 2004            $30,600               $32,300               $30,600
                          Aug. 31, 2003            $28,850               $31,110               $28,850
Audit-Related Fees        Aug. 31, 2004              $0                    $0                    $0
                          Aug. 31, 2003              $0                    $0                    $0
Tax Fees                  Aug. 31, 2004             $5,990                $5,900                $5,990
                          Aug. 31, 2003             $5,745                $5,500                $5,745

                                                MFS RESEARCH
                                             INTERNATIONAL FUND   MFS STRATEGIC GROWTH  MFS TECHNOLOGY FUND
                                                   (E&Y)               FUND (E&Y)              (E&Y)
Audit Fees                Aug. 31, 2004            $32,600               $30,600               $30,600
                          Aug. 31, 2003            $30,720               $28,850               $28,850
Audit-Related Fees        Aug. 31, 2004              $0                    $0                    $0
                          Aug. 31, 2003              $0                    $0                    $0
Tax Fees                  Aug. 31, 2004             $6,290                $5,990                $5,990
                          Aug. 31, 2003             $6,075                $5,745                $5,745

                                                                  MFS GOVERNMENT MONEY   MFS MID CAP GROWTH
                                            MFS VALUE FUND (E&Y)   MARKET FUND (D&T)         FUND (D&T)
Audit Fees                Aug. 31, 2004            $30,600               $18,700               $30,800
                          Aug. 31, 2003            $28,850               $18,000               $29,200
Audit-Related Fees        Aug. 31, 2004              $0                    $0                    $0
                          Aug. 31, 2003              $0                    $0                    $0
Tax Fees                  Aug. 31, 2004             $5,990                $3,400                $5,600
                          Aug. 31, 2003             $5,745                $3,200                $5,200

                                              MFS MONEY MARKET
                                                 FUND (D&T)
Audit Fees                Aug. 31, 2004            $18,700
                          Aug. 31, 2003            $18,000
Audit-Related Fees        Aug. 31, 2004              $0
                          Aug. 31, 2003              $0
Tax Fees                  Aug. 31, 2004             $3,400
                          Aug. 31, 2003             $3,200

                                             MFS MID CAP VALUE     MFS RESEARCH FUND      MFS TOTAL RETURN
                                                 FUND (E&Y)              (D&T)               FUND (D&T)
Audit Fees                Sept. 30, 2004           $18,900               $33,100               $41,550
                          Sept. 30, 2003           $13,130               $31,400               $39,400
Audit-Related Fees        Sept. 30, 2004             $0                    $0                    $0
                          Sept. 30, 2003             $0                    $0                    $0
Tax Fees                  Sept. 30, 2004            $8,290               $10,000               $11,900
                          Sept. 30, 2003            $2,965                $5,200                $7,100

                                                                   MFS INTERNATIONAL
                                             MFS UNION STANDARD    NEW DISCOVERY FUND
                                             EQUITY FUND (D&T)           (E&Y)
Audit Fees                Sept. 30, 2004           $29,400               $32,600
                          Sept. 30, 2003           $28,300               $30,720
Audit-Related Fees        Sept. 30, 2004             $0                    $0
                          Sept. 30, 2003             $0                    $0
Tax Fees                  Sept. 30, 2004           $10,900               $10,690
                          Sept. 30, 2003            $6,100                $6,075

                                             MFS GLOBAL EQUITY      MFS GLOBAL TOTAL     MFS UTILITIES FUND
                                                 FUND (E&Y)        RETURN FUND (E&Y)           (E&Y)
Audit Fees                Oct. 31, 2004            $33,550               $38,400               $30,600
                          Oct. 31, 2003            $31,660               $36,330               $28,850
Audit-Related Fees        Oct. 31, 2004              $0                    $0                    $0
                          Oct. 31, 2003              $0                    $0                    $0
Tax Fees                  Oct. 31, 2004            $10,890               $11,790               $10,390
                          Oct. 31, 2003             $6,235                $7,065                $5,745

                                                                                           MFS INFLATION-
                                             MFS GLOBAL GROWTH    MFS STRATEGIC INCOME   ADJUSTED BOND FUND
                                                 FUND (D&T)            FUND (E&Y)              (D&T)
Audit Fees                Oct. 31, 2004            $40,400               $36,950               $23,100
                          Oct. 31, 2003            $38,400               $35,400               $0
Audit-Related Fees        Oct. 31, 2004              $0                    $0                    $0
                          Oct. 31, 2003              $0                    $0                    $0
Tax Fees                  Oct. 31, 2004             $9,600               $11,590               $11,600
                          Oct. 31, 2003             $4,800                $6,895               $0

                                                                                            MFS CAPITAL
                                            MFS EMERGING GROWTH   MFS LARGE CAP GROWTH   OPPORTUNITIES FUND
                                                 FUND (D&T)            FUND (D&T)              (D&T)
Audit Fees                Nov. 30, 2004            $41,625               $32,500               $33,000
                          Nov. 30, 2003            $39,550               $31,300               $31,300
Audit-Related Fees        Nov. 30, 2004              $0                    $0                    $0
                          Nov. 30, 2003              $0                    $0                    $0
Tax Fees                  Nov. 30, 2004            $10,100               $10,100               $10,100
                          Nov. 30, 2003             $5,300                $5,300                $5,300

                                               MASSACHUSETTS
                                              INVESTORS GROWTH
                                              STOCK FUND (E&Y)
Audit Fees                Nov. 30, 2004            $35,500
                          Nov. 30, 2003            $33,530
Audit-Related Fees        Nov. 30, 2004              $0
                          Nov. 30, 2003              $0
Tax Fees                  Nov. 30, 2004            $11,240
                          Nov. 30, 2003             $6,565

                                               MASSACHUSETTS         MFS GOVERNMENT          MFS GROWTH
                                              INVESTORS TRUST       LIMITED MATURITY     OPPORTUNITIES FUND
                                                   (D&T)               FUND (E&Y)               (D&T)
Audit Fees                Dec. 31, 2004            $33,000               $25,200               $32,500
                          Dec. 31, 2003            $31,300               $24,180               $31,300
Audit-Related Fees        Dec. 31, 2004              $0                    $0                    $0
                          Dec. 31, 2003              $0                    $0                    $0
Tax Fees                  Dec. 31, 2004            $10,100                $9,350               $10,100
                          Dec. 31, 2003             $5,300                $4,720                $5,300

  For each Fund's last two fiscal years, no fees were billed by any Independent Registered Public Accounting
Firm that would be disclosed under the caption "All Other Fees" to any Fund.

  For each Fund's last two fiscal years, fees billed by each Fund's Independent Registered Public Accounting
Firm for services provided to each Fund's Service Affiliates that relate directly to such Fund's operations and financial reporting:

                                                 SERVICE                SERVICE              SERVICE
                                              AFFILIATES OF          AFFILIATES OF        AFFILIATES OF
                                                 MFS HIGH            MFS HIGH YIELD       MFS MUNICIPAL
                                               INCOME FUND           OPPORTUNITIES         HIGH INCOME
                                                (D&T) FUND               (D&T)                (E&Y)
Audit-Related Fees(1)     Jan. 31, 2004          $356,150               $356,150                $0
                          Jan. 31, 2003          $106,500               $106,500                $0
Tax Fees(1)               Jan. 31, 2004           $55,000                $55,000               $20,607
                          Jan. 31, 2003           $29,650                $29,650              $150,935
All Other Fees(1)         Jan. 31, 2004              $0                     $0                  $0
                          Jan. 31, 2003          $327,707               $327,707                $0

                                             SERVICE AFFILIATES
                                             OF MFS GOVERNMENT
                                              SECURITIES FUND
                                                   (D&T)
Audit-Related Fees(1)     Feb. 29, 2004           $356,150
                          Feb. 28, 2003           $106,500
Tax Fees(1)               Feb. 29, 2004            $55,000
                          Feb. 28, 2003            $29,650
All Other Fees(1)         Feb. 29, 2004              $0
                          Feb. 28, 2003           $275,454

                                             SERVICE AFFILIATES    SERVICE AFFILIATES    SERVICE AFFILIATES
                                            OF MFS WEST VIRGINIA     OF MFS ALABAMA       OF MFS ARKANSAS
                                            MUNICIPAL BOND FUND   MUNICIPAL BOND FUND   MUNICIPAL BOND FUND
                                                   (D&T)                 (D&T)                 (D&T)
Audit-Related Fees(1)     Mar. 31, 2004           $356,150              $356,150              $356,150
                          Mar. 31, 2003           $106,500              $106,500              $106,500
Tax Fees(1)               Mar. 31, 2004            $55,000               $55,000               $55,000
                          Mar. 31, 2003            $29,650               $29,650               $29,650
All Other Fees(1)         Mar. 31, 2004             $7,500                $7,500                $7,500
                          Mar. 31, 2003           $223,678              $223,678              $223,678

                                             SERVICE AFFILIATES    SERVICE AFFILIATES    SERVICE AFFILIATES
                                             OF MFS CALIFORNIA       OF MFS FLORIDA        OF MFS GEORGIA
                                            MUNICIPAL BOND FUND   MUNICIPAL BOND FUND   MUNICIPAL BOND FUND
                                                   (D&T)                 (D&T)                 (D&T)
Audit-Related Fees(1)     Mar. 31, 2004           $356,150              $356,150              $356,150
                          Mar. 31, 2003           $106,500              $106,500              $106,500
Tax Fees(1)               Mar. 31, 2004            $55,000               $55,000               $55,000
                          Mar. 31, 2003            $29,650               $29,650               $29,650
All Other Fees(1)         Mar. 31, 2004             $7,500                $7,500                $7,500
                          Mar. 31, 2003           $223,678              $223,678              $223,678

                                             SERVICE AFFILIATES    SERVICE AFFILIATES    SERVICE AFFILIATES
                                              OF MFS MARYLAND     OF MFS MASSACHUSETTS   OF MFS MISSISSIPPI
                                            MUNICIPAL BOND FUND   MUNICIPAL BOND FUND   MUNICIPAL BOND FUND
                                                   (D&T)                 (D&T)                 (D&T)
Audit-Related Fees(1)     Mar. 31, 2004           $356,150              $356,150              $356,150
                          Mar. 31, 2003           $106,500              $106,500              $106,500
Tax Fees(1)               Mar. 31, 2004            $55,000               $55,000               $55,000
                          Mar. 31, 2003            $29,650               $29,650               $29,650
All Other Fees(1)         Mar. 31, 2004             $7,500                $7,500                $7,500
                          Mar. 31, 2003           $223,678              $223,678              $223,678

                                                                   SERVICE AFFILIATES    SERVICE AFFILIATES
                                             SERVICE AFFILIATES     OF MFS NEW YORK         OF MFS NORTH
                                              OF MFS MUNICIPAL    MUNICIPAL BOND FUND    CAROLINA MUNICIPAL
                                             INCOME FUND (D&T)           (D&T)            BOND FUND (D&T)
Audit-Related Fees(1)     Mar. 31, 2004           $356,150              $356,150              $356,150
                          Mar. 31, 2003           $106,500              $106,500              $106,500
Tax Fees(1)               Mar. 31, 2004            $55,000               $55,000               $55,000
                          Mar. 31, 2003            $29,650               $29,650               $29,650
All Other Fees(1)         Mar. 31, 2004             $7,500                $7,500                $7,500
                          Mar. 31, 2003           $223,678              $223,678              $223,678

                                             SERVICE AFFILIATES    SERVICE AFFILIATES    SERVICE AFFILIATES
                                            OF MFS PENNSYLVANIA       OF MFS SOUTH        OF MFS TENNESSEE
                                            MUNICIPAL BOND FUND    CAROLINA MUNICIPAL   MUNICIPAL BOND FUND
                                                   (D&T)            BOND FUND (D&T)             (D&T)
Audit-Related Fees(1)     Mar. 31, 2004           $356,150              $356,150              $356,150
                          Mar. 31, 2003           $106,500              $106,500              $106,500
Tax Fees(1)               Mar. 31, 2004            $55,000               $55,000               $55,000
                          Mar. 31, 2003            $29,650               $29,650               $29,650
All Other Fees(1)         Mar. 31, 2004             $7,500                $7,500                $7,500
                          Mar. 31, 2003           $223,678              $223,678              $223,678

                                             SERVICE AFFILIATES
                                              OF MFS VIRGINIA
                                            MUNICIPAL BOND FUND
                                                   (D&T)
Audit-Related Fees(1)     Mar. 31, 2004           $356,150
                          Mar. 31, 2003           $106,500
Tax Fees(1)               Mar. 31, 2004            $55,000
                          Mar. 31, 2003            $29,650
All Other Fees(1)         Mar. 31, 2004             $7,500
                          Mar. 31, 2003           $223,678

                                                                   SERVICE AFFILIATES    SERVICE AFFILIATES
                                             SERVICE AFFILIATES     OF MFS EMERGING     OF MFS INTERMEDIATE
                                              OF MFS BOND FUND     OPPORTUNITIES FUND     INVESTMENT GRADE
                                                   (D&T)             (E&Y) BOND FUND            (D&T)
Audit-Related Fees(1)     Apr. 30, 2004           $486,150                 $0                  $486,150
                          Apr. 30, 2003           $156,500                 $0                  $156,500
Tax Fees(1)               Apr. 30, 2004            $55,000                $1,607                $55,000
                          Apr. 30, 2003            $29,650               $34,725                $29,650
All Other Fees(1)         Apr. 30, 2004             $7,500                 $0                    $7,500
                          Apr. 30, 2003           $192,172                 $0                  $192,172

                                                                   SERVICE AFFILIATES
                                             SERVICE AFFILIATES     OF MFS MUNICIPAL     SERVICE AFFILIATES
                                               OF MFS LIMITED       LIMITED MATURITY    OF MFS RESEARCH BOND
                                            MATURITY FUND (D&T)        FUND (D&T)            FUND (D&T)
Audit-Related Fees(1)     Apr. 30, 2004           $486,150              $486,150              $486,150
                          Apr. 30, 2003           $156,500              $156,500              $156,500
Tax Fees(1)               Apr. 30, 2004            $55,000               $55,000               $55,000
                          Apr. 30, 2003            $29,650               $29,650               $29,650
All Other Fees(1)         Apr. 30, 2004             $7,500                $7,500                $7,500
                          Apr. 30, 2003           $192,172              $192,172              $192,172

                                             SERVICE AFFILIATES
                                            OF MFS RESEARCH BOND
                                                FUND J (D&T)
Audit-Related Fees(1)     Apr. 30, 2004           $486,150
                          Apr. 30, 2003           $156,500
Tax Fees(1)               Apr. 30, 2004            $55,000
                          Apr. 30, 2003            $29,650
All Other Fees(1)         Apr. 30, 2004             $7,500
                          Apr. 30, 2003           $192,172

                                             SERVICE AFFILIATES    SERVICE AFFILIATES    SERVICE AFFILIATES
                                             OF MFS AGGRESSIVE    OF MFS CONSERVATIVE     OF MFS EMERGING
                                             GROWTH ALLOCATION      ALLOCATION FUND     MARKETS EQUITY FUND
                                                 FUND (E&Y)              (E&Y)                 (E&Y)
Audit-Related Fees(1)     May 31, 2004             $0                    $0                    $0
                          May 31, 2003             $0                    $0                    $0
Tax Fees(1)               May 31, 2004             $0                    $0                    $0
                          May 31, 2003           $36,332               $36,332               $36,332
All Other Fees(1)         May 31, 2004             $0                    $0                    $0
                          May 31, 2003             $0                    $0                    $0

                                                                   SERVICE AFFILIATES    SERVICE AFFILIATES
                                             SERVICE AFFILIATES      OF MFS GROWTH      OF MFS INTERNATIONAL
                                             OF MFS GEMINI U.K.     ALLOCATION FUND     DIVERSIFICATION FUND
                                                 FUND (D&T)              (E&Y)                 (D&T)
Audit-Related Fees(1)     May 31, 2004            $616,650                 $0                    $0
                          May 31, 2003            $111,500                 $0                    $0
Tax Fees(1)               May 31, 2004             $35,000                 $0                    $0
                          May 31, 2003             $36,550               $36,332               $0
All Other Fees(1)         May 31, 2004              $7,500                 $0                    $0
                          May 31, 2003            $137,905                 $0                    $0

                                                                                         SERVICE AFFILIATES
                                             SERVICE AFFILIATES    SERVICE AFFILIATES     OF MFS MODERATE
                                            OF MFS INTERNATIONAL  OF MFS INTERNATIONAL    ALLOCATION FUND
                                             GROWTH FUND (E&Y)      VALUE FUND (E&Y)           (E&Y)
Audit-Related Fees(1)     May 31, 2004               $0                    $0                    $0
                          May 31, 2003               $0                    $0                    $0
Tax Fees(1)               May 31, 2004               $0                    $0                    $0
                          May 31, 2003             $36,332               $36,332               $36,332
All Other Fees(1)         May 31, 2004               $0                    $0                    $0
                          May 31, 2003               $0                    $0                    $0

                                             SERVICE AFFILIATES    SERVICE AFFILIATES
                                              OF MFS EMERGING     OF MFS FLOATING RATE   SERVICE AFFILIATES
                                             MARKETS DEBT FUND      HIGH INCOME FUND    OF MFS GLOBAL VALUE
                                                   (E&Y)                  (D&T)              FUND (E&Y)
Audit-Related Fees(1)     July 31, 2004              $0                    $0                    $0
                          July 31, 2003              $0                    $0                    $0
Tax Fees(1)               July 31, 2004              $0                    $0                    $0
                          July 31, 2003           $36,332                  $0                  $36,332
All Other Fees(1)         July 31, 2004              $0                    $0                    $0
                          July 31, 2003              $0                    $0                    $0

                                             SERVICE AFFILIATES    SERVICE AFFILIATES
                                            OF MFS NEW ENDEAVOR     OF MFS STRATEGIC
                                                 FUND (D&T)         VALUE FUND (E&Y)
Audit-Related Fees(1)     July 31, 2004              $0                    $0
                          July 31, 2003              $0                    $0
Tax Fees(1)               July 31, 2004              $0                    $0
                          July 31, 2003            $36,332               $36,332
All Other Fees(1)         July 31, 2004              $0                    $0
                          July 31, 2003              $0                    $0

                                             SERVICE AFFILIATES    SERVICE AFFILIATES    SERVICE AFFILIATES
                                              OF MFS MUNICIPAL    OF MFS CASH RESERVE    OF MFS CORE EQUITY
                                              BOND FUND (D&T)          FUND (D&T)            FUND (E&Y)
Audit-Related Fees(1)     Aug. 31, 2004           $759,500              $759,500                 $0
                          Aug. 31, 2003           $181,500              $181,500                 $0
Tax Fees(1)               Aug. 31, 2004            $35,000               $35,000                 $0
                          Aug. 31, 2003            $20,000               $20,000               $36,332
All Other Fees(1)         Aug. 31, 2004            $32,500               $32,500                 $0
                          Aug. 31, 2003            $87,433               $87,433                 $0

                                             SERVICE AFFILIATES    SERVICE AFFILIATES    SERVICE AFFILIATES
                                             OF MFS CORE GROWTH      OF MFS MANAGED     OF MFS NEW DISCOVERY
                                                 FUND (E&Y)        SECTORS FUND (D&T)        FUND (E&Y)
Audit-Related Fees(1)     Aug. 31, 2004            $0                   $759,500                 $0
                          Aug. 31, 2003            $0                   $181,500                 $0
Tax Fees(1)               Aug. 31, 2004            $0                    $35,000                 $0
                          Aug. 31, 2003          $36,332                 $20,000               $36,332
All Other Fees(1)         Aug. 31, 2004            $0                    $32,500                 $0
                          Aug. 31, 2003            $0                    $87,433                 $0

                                             SERVICE AFFILIATES
                                              OF MFS RESEARCH      SERVICE AFFILIATES    SERVICE AFFILIATES
                                             INTERNATIONAL FUND     OF MFS STRATEGIC     OF MFS TECHNOLOGY
                                                   (E&Y)            GROWTH FUND (E&Y)        FUND (E&Y)
Audit-Related Fees(1)     Aug. 31, 2004              $0                    $0                    $0
                          Aug. 31, 2003              $0                    $0                    $0
Tax Fees(1)               Aug. 31, 2004              $0                    $0                    $0
                          Aug. 31, 2003            $36,332               $36,332               $36,332
All Other Fees(1)         Aug. 31, 2004              $0                    $0                    $0
                          Aug. 31, 2003              $0                    $0                    $0

                                                                 SERVICE AFFILIATES
                                             SERVICE AFFILIATES    OF MFS GOVERNMENT     SERVICE AFFILIATES
                                             OF MFS VALUE FUND     MONEY MARKET FUND       OF MFS MID CAP
                                                   (E&Y)                (D&T)             GROWTH FUND (D&T)
Audit-Related Fees(1)     Aug. 31, 2004              $0                 $759,500              $759,500
                          Aug. 31, 2003              $0                 $181,500              $181,500
Tax Fees(1)               Aug. 31, 2004              $0                  $35,000               $35,000
                          Aug. 31, 2003            $36,332               $20,000               $20,000
All Other Fees(1)         Aug. 31, 2004              $0                  $32,500               $32,500
                          Aug. 31, 2003              $0                  $87,433               $87,433

                                             SERVICE AFFILIATES
                                            OF MFS MONEY MARKET
                                                 FUND (D&T)
Audit-Related Fees(1)     Aug. 31, 2004           $759,500
                          Aug. 31, 2003           $181,500
Tax Fees(1)               Aug. 31, 2004            $35,000
                          Aug. 31, 2003            $20,000
All Other Fees(1)         Aug. 31, 2004            $32,500
                          Aug. 31, 2003            $87,433

                                             SERVICE AFFILIATES    SERVICE AFFILIATES    SERVICE AFFILIATES
                                            OF MFS MID CAP VALUE  OF MFS RESEARCH FUND  OF MFS TOTAL RETURN
                                                 FUND (E&Y)              (D&T)               FUND (D&T)
Audit-Related Fees(1)     Sept. 30, 2004             $0                 $859,500              $859,500
                          Sept. 30, 2003             $0                 $181,500              $181,500
Tax Fees(1)               Sept. 30, 2004             $0                  $35,000               $35,000
                          Sept. 30, 2003           $26,832               $20,000               $20,000
All Other Fees(1)         Sept. 30, 2004             $0                  $32,500               $32,500
                          Sept. 30, 2003             $0                  $87,433               $87,433

                                             SERVICE AFFILIATES    SERVICE AFFILIATES
                                                OF MFS UNION      OF MFS INTERNATIONAL
                                            STANDARD EQUITY FUND   NEW DISCOVERY FUND
                                                   (D&T)                 (E&Y)
Audit-Related Fees(1)     Sept. 30, 2004          $859,500                 $0
                          Sept. 30, 2003          $181,500                 $0
Tax Fees(1)               Sept. 30, 2004           $35,000                 $0
                          Sept. 30, 2003           $20,000               $26,832
All Other Fees(1)         Sept. 30, 2004           $32,500                 $0
                          Sept. 30, 2003           $87,433                 $0

                                             SERVICE AFFILIATES    SERVICE AFFILIATES    SERVICE AFFILIATES
                                            OF MFS GLOBAL EQUITY  OF MFS GLOBAL TOTAL     OF MFS UTILITIES
                                                 FUND (E&Y)        RETURN FUND (E&Y)         FUND (E&Y)
Audit-Related Fees(1)     Oct. 31, 2004              $0                    $0                    $0
                          Oct. 31, 2003              $0                    $0                    $0
Tax Fees(1)               Oct. 31, 2004              $0                    $0                    $0
                          Oct. 31, 2003            $26,832               $26,832               $26,832
All Other Fees(1)         Oct. 31, 2004            $40,000               $40,000               $40,000
                          Oct. 31, 2003              $0                    $0                    $0

                                                                                         SERVICE AFFILIATES
                                             SERVICE AFFILIATES    SERVICE AFFILIATES    OF MFS INFLATION-
                                            OF MFS GLOBAL GROWTH    OF MFS STRATEGIC     ADJUSTED BOND FUND
                                                 FUND (D&T)        INCOME FUND (E&Y)           (D&T)
Audit-Related Fees(1)     Oct. 31, 2004           $928,350                $0                 $928,350
                          Oct. 31, 2003            $166,150               $0                     $0
Tax Fees(1)               Oct. 31, 2004            $35,000                $0                   $35,000
                          Oct. 31, 2003            $20,000             $26,832                   $0
All Other Fees(1)         Oct. 31, 2004            $32,500             $40,000                 $32,500
                          Oct. 31, 2003            $49,644               $0                      $0

                                                                                         SERVICE AFFILIATES
                                             SERVICE AFFILIATES    SERVICE AFFILIATES      OF MFS CAPITAL
                                              OF MFS EMERGING       OF MFS LARGE CAP     OPPORTUNITIES FUND
                                             GROWTH FUND (D&T)     GROWTH FUND (D&T)           (D&T)
Audit-Related Fees(1)     Nov. 30, 2004          $1,161,170            $1,161,170            $1,161,170
                          Nov. 30, 2003            $166,150              $166,150              $166,150
Tax Fees(1)               Nov. 30, 2004             $37,000               $37,000               $37,000
                          Nov. 30, 2003             $50,000               $50,000               $50,000
All Other Fees(1)         Nov. 30, 2004             $32,500               $32,500               $32,500
                          Nov. 30, 2003               $0                    $0                    $0

                                             SERVICE AFFILIATES
                                              OF MASSACHUSETTS
                                              INVESTORS GROWTH
                                              STOCK FUND (E&Y)
Audit-Related Fees(1)     Nov. 30, 2004              $0
                          Nov. 30, 2003              $0
Tax Fees(1)               Nov. 30, 2004              $0
                          Nov. 30, 2003            $26,832
All Other Fees(1)         Nov. 30, 2004            $70,000
                          Nov. 30, 2003              $0

                                             SERVICE AFFILIATES    SERVICE AFFILIATES    SERVICE AFFILIATES
                                              OF MASSACHUSETTS     OF MFS GOVERNMENT       OF MFS GROWTH
                                              INVESTORS TRUST       LIMITED MATURITY     OPPORTUNITIES FUND
                                                   (D&T)               FUND (E&Y)               (D&T)
Audit-Related Fees(1)     Dec. 31, 2004          $1,046,170                $0                $1,046,170
                          Dec. 31, 2003            $356,150                $0                  $356,150
Tax Fees(1)               Dec. 31, 2004             $67,000                $0                   $67,000
                          Dec. 31, 2003             $50,000               $20,607               $50,000
All Other Fees(1)         Dec. 31, 2004             $32,500               $75,000               $32,500
                          Dec. 31, 2003               $0                    $0                    $0

----------
(1) This amount reflects the fees billed to Service Affiliates of the Fund for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex).

  For periods prior to May 6, 2003, the amounts shown above under "Audit-Related Fees," "Tax Fees" and "All Other Fees" relate to permitted non-audit services that would have been subject to pre-approval if the SEC rules relating to pre-approval of non-audit services had been in effect. During the periods indicated in the table above, no services described under "Audit- Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

  Aggregate fees billed by each Independent Registered Public Accounting Firm for each Fund's two most recent fiscal years for non-audit services rendered to each Fund and to each Fund's Service Affiliates:

                                                INDEPENDENT
                                                REGISTERED
                                                  PUBLIC
                                                ACCOUNTING
                    FUND                           FIRM         FISCAL YEAR END             2004           2003
-----------------------------------------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund           E&Y           November 30              $88,240        $43,397
Massachusetts Investors Trust                       D&T           December 31           $1,184,270       $507,645
MFS Aggressive Growth Allocation Fund               E&Y             May 31                 $10,800        $48,502
MFS Alabama Municipal Bond Fund                     D&T            March 31               $533,795       $393,376
MFS Arkansas Municipal Bond Fund                    D&T            March 31               $533,795       $393,376
MFS Bond Fund                                       D&T            April 30               $662,425       $405,231
MFS California Municipal Bond Fund                  D&T            March 31               $533,795       $393,376
MFS Capital Opportunities Fund                      D&T           November 30           $1,262,270       $333,079
MFS Cash Reserve Fund                               D&T            August 31              $891,500       $355,862
MFS Conservative Allocation Fund                    E&Y             May 31                 $10,800        $48,502
MFS Core Equity Fund                                E&Y            August 31               $12,800        $51,882
MFS Core Growth Fund                                E&Y            August 31               $12,990        $52,077
MFS Emerging Growth Fund                            D&T           November 30           $1,262,270       $333,079
MFS Emerging Markets Debt Fund                      E&Y             July 31                $14,200        $52,602
MFS Emerging Markets Equity Fund                    E&Y             May 31                 $13,840        $52,307
MFS Emerging Opportunities Fund                     E&Y            April 30                $13,497        $47,890
MFS Floating Rate High Income Fund                  D&T             July 31                 N/A             N/A
MFS Florida Municipal Bond Fund                     D&T            March 31               $533,795       $393,376
MFS Gemini U.K. Fund                                D&T             May 31                $772,650       $314,784
MFS Georgia Municipal Bond Fund                     D&T            March 31               $533,795       $393,376
MFS Global Equity Fund                              E&Y           October 31               $57,890        $43,067
MFS Global Growth Fund                              D&T           October 31            $1,041,450       $330,223
MFS Global Total Return Fund                        E&Y           October 31               $58,790        $43,897
MFS Global Value Fund                               E&Y             July 31                $12,040        $49,502
MFS Government Limited Maturity Fund                E&Y           December 31              $91,350        $35,327
MFS Government Money Market Fund                    D&T            August 31              $891,900       $356,262
MFS Government Securities Fund                      D&T           February 28             $520,045       $445,922
MFS Growth Allocation Fund                          E&Y             May 31                 $10,800        $48,502
MFS Growth Opportunities Fund                       D&T           December 31           $1,184,270       $510,045
MFS High Income Fund                                D&T           January 31              $521,245       $503,608
MFS High Yield Opportunities Fund                   D&T           January 31              $519,845       $502,208
MFS Inflation-Adjusted Bond Fund                    D&T           October 31            $1,043,450           $0
MFS Intermediate Investment Grade Bond Fund         D&T            April 30               $662,250       $405,056
MFS International Diversification Fund              D&T             May 31                  N/A             N/A
MFS International Growth Fund                       E&Y             May 31                 $13,840        $52,307
MFS International New Discovery Fund                E&Y          September 30              $17,690        $42,907
MFS International Value Fund                        E&Y             May 31                 $13,840        $52,307
MFS Large Cap Growth Fund                           D&T           November 30           $1,262,270       $333,079
MFS Limited Maturity Fund                           D&T            April 30               $662,350       $405,156
MFS Managed Sectors Fund                            D&T            August 31              $894,400       $358,562
MFS Maryland Municipal Bond Fund                    D&T            March 31               $533,795       $393,376
MFS Massachusetts Municipal Bond Fund               D&T            March 31               $533,795       $393,376
MFS Mid Cap Growth Fund                             D&T            August 31              $894,100       $358,262
MFS Mid Cap Value Fund                              E&Y          September 30              $15,290        $39,797
MFS Mississippi Municipal Bond Fund                 D&T            March 31               $533,795       $393,376
MFS Moderate Allocation Fund                        E&Y             May 31                 $10,800        $48,502
MFS Money Market Fund                               D&T            August 31              $891,900       $356,262
MFS Municipal Bond Fund                             D&T            August 31              $893,500       $357,662
MFS Municipal High Income Fund                      E&Y           January 31               $27,257       $166,715
MFS Municipal Income Fund                           D&T            March 31               $533,795       $393,376
MFS Municipal Limited Maturity Fund                 D&T            April 30               $661,950       $404,756
MFS New Discovery Fund                              E&Y            August 31               $12,990        $52,077
MFS New Endeavor Fund                               E&Y             July 31                $11,890        $49,477
MFS New York Municipal Income Fund                  D&T            March 31               $533,795       $393,376
MFS North Carolina Municipal Income Fund            D&T            March 31               $533,795       $393,376
MFS Pennsylvania Municipal Bond Fund                D&T            March 31               $533,795       $393,376
MFS Research Bond Fund                              D&T            April 30               $662,350       $405,157
MFS Research Bond Fund J                            D&T            April 30               $661,550       $404,457
MFS Research Fund                                   D&T          September 30             $973,000       $383,762
MFS Research International Fund                     E&Y            August 31               $13,290        $52,407
MFS South Carolina Municipal Bond Fund              D&T            March 31               $533,795       $393,376
MFS Strategic Growth Fund                           E&Y            August 31               $12,990        $52,077
MFS Strategic Income Fund                           E&Y           October 31               $58,590        $43,727
MFS Strategic Value Fund                            E&Y             July 31                $12,990        $51,477
MFS Technology Fund                                 E&Y            August 31               $12,990        $52,077
MFS Tennessee Municipal Bond Fund                   D&T            March 31               $533,795       $393,376
MFS Total Return Fund                               D&T          September 30             $974,900       $385,662
MFS Union Standard Equity Fund                      D&T          September 30             $973,900       $384,662
MFS Utilities Fund                                  E&Y           October 31               $57,390        $42,577
MFS Value Fund                                      E&Y            August 31               $12,990        $52,077
MFS Virginia Municipal Bond Fund                    D&T            March 31               $533,795       $393,376
MFS West Virginia Municipal Bond Fund               D&T            March 31               $533,795       $393,376

                                                                                                                        SCHEDULE B

                                                   INTERESTS OF CERTAIN PERSONS

  As of January 18, 2005, to the best knowledge of each Fund, the following shareholders beneficially owned more than 5% of the outstanding shares of any class of such Fund.

                                                                                                      NUMBER OF       PERCENTAGE OF
                                                                                                     OUTSTANDING       OUTSTANDING
                                                                                                        SHARES          SHARES OF
                                                                                      CLASS OF       BENEFICIALLY         NOTED
        FUND NAME                         NAME AND ADDRESS OF SHAREHOLDER              SHARES          OWNED(1)        CLASSOWNED
----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS INVESTORS GROWTH    CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         A         14,677,278.0210        6.85
STOCK FUND                        HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         C          3,981,911.4530        6.15
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  DAVID R BROOKS,TRUSTEE INDEPENDENT BANK 401K PFT       R2              6,442.8660        7.29
                                  SHR PLAN DAVID R. BROOKS 2110 BEAR CREEK
                                  CROSSING MCGREGOR TX 76657-3448
----------------------------------------------------------------------------------------------------------------------------------
                                  FIRSTENERGY FOUNDATION NATIONAL CITY BANK TRUST         I            851,472.9770        8.84
                                  MUTUAL FUN PO BOX 94984 CLEVELAND OH 44101-4984
----------------------------------------------------------------------------------------------------------------------------------
                                  ING LIFE INSURANCE & ANNUITY CO RETIREMENT PLAN        R2              4,917.0160        5.56
                                  151 FARMINGTON AVE HARTFORD CT 06156-0001
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A         65,608,998.4820       14.82
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B         18,783,184.0570        8.77
                                  E JACKSONVILLE FL 32246                                 C         14,402,522.9000       22.26
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A            230,067.553        100
                                  MA 02116                                              529B             46,364.619        100
                                                                                        529C             74,005.305        100
----------------------------------------------------------------------------------------------------------------------------------
                                  MITRA & CO EXP c/o M&I TR ATTN: MUTUAL FUNDS            I          1,158,704.3840       12.03
                                   TR14 1000 N WATER ST
                                  MILWAUKEE WI 53202-6648
----------------------------------------------------------------------------------------------------------------------------------
                                  MIZUHO INVESTORS SECURITIES CO LTD SHIBUSAWA            J            570,210.0000       91.31
                                  CITY PLACE 1-13-16 NIHONBASHIKAYABA-CHUO-KU
                                  TOKYO JAPAN
----------------------------------------------------------------------------------------------------------------------------------
                                  ONE GROUP ADMINISTRATIVE SERVICES FBO COLLEGE         529A            55,909.4370        24.3
                                  CHOICE LG CAP GROWTH ATTN GARY YOUNG 1111
                                  POLARIS PKWY STE OHI-1235 COLUMBUS OH 43240-2050
----------------------------------------------------------------------------------------------------------------------------------
                                  RSBCO & CO ATTN: OPERATIONS 107 NORTH TRENTON ST        I            643,628.9260        6.68
                                  RUSTON LA 71270-4321
----------------------------------------------------------------------------------------------------------------------------------
                                  TOKYO-MITSUBISHI SECURITIES CO LTD INVESTMENT           J             53,800.0000        8.62
                                  TRUST DIVISION MITSUBISHI BLDG 2-5-2 MARUNOUCHI
                                  CHIYODA-KU TOKYO JAPAN 100-0005
----------------------------------------------------------------------------------------------------------------------------------
                                  TRUSTY PO BOX 938 DUBUQUE IA 52004-0938                 I            754,481.8210        7.83
----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS INVESTORS TRUST     CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B          8,067,477.4790        6.7
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         C          1,859,269.4250        7.47
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  HARLOW, BAKER & LONG, TRUSTEES THE HOME RUN, INC       R2              8,317.9060        5.46
                                  RET PLAN & TRUST WILLIAM HOUCK 4004 BLUE SPRUCE
                                  CT JAMESTOWN OH 45335-2514
----------------------------------------------------------------------------------------------------------------------------------
                                  ING LIFE INSURANCE & ANNUITY CO RETIREMENT PLAN        R2             11,865.5710        7.79
                                  151 FARMINGTON AVE HARTFORD CT 06156-0001
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A         16,353,382.2300        8.23
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B         10,710,326.8550        8.89
                                  E JACKSONVILLE FL 32246                                 C          4,186,017.4740       16.82
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A             67,679.983        100
                                  MA 02116                                              529B              6,414.166       94.25
                                                                                        5298C            36,561.170        100
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS FUND DISTRIBUTORS INC                             529B               390.9580        5.75
                                  c/o MASS FINANCIAL SERVICES CO ATTN THOMAS B
                                  HASTINGS 500 BOYLSTON ST 9TH FLOOR
                                  BOSTON MA 02116-3789
----------------------------------------------------------------------------------------------------------------------------------
MFS AGGRESSIVE GROWTH             CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         C            496,718.3330        5.81
ALLOCATION FUND                   HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  JOEY A. PRINCE, TRUSTEE PRINCE SERVICE & MFG. P/       R1             98,857.1720        6.89
                                  S/P & TRUST JOE HOLLIS PRINCE 39 CHOCTAW LN
                                  BYRON GA 31008-4025
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         C          1,970,051.4190       23.03
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST COMPANY TRUSTEE FAIR-RITE           R2              4,744.1420       10.25
                                  PRODUCTS CORP 401(K) PLAN PATRICK H CARR 19
                                  ANGELO DR PINE BUSH NY 12566-6801
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST COMPANY PIZZA CO INC 401K           R2              2,706.0720        5.85
                                  PLAN BRIAN CROWTHER 1613 PAWNEE RD. MCPHERSON KS
                                  67460-8050
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST COMPANY PIZZA CO INC 401K           R2              2,675.3420        5.78
                                  PLAN BRUCE WORMAN 513 E. SECOND ELLSWORTH KS
                                  67439-3605
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A          1,438,100.133        100
                                  MA 02116                                              529B          1,240,987.975        100
                                                                                        529C            366,876.256        100
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                                  WALLACE CHEVROLET-OLDSMOBILE INC CHRIS WALLACE         R2              2,642.4190        5.71
                                  TRUSTEE MARY LONG 207 EAST LOOMIS STREET
                                  MCPHERSON KS 67460
----------------------------------------------------------------------------------------------------------------------------------
                                  WALLACE CHEVROLET-OLDSMOBILE INC CHRIS WALLACE         R2              3,428.0760        7.41
                                  TRUSTEE NEIL SCHMIDT 625 EAST EUCLID MCPHERSON
                                  KS 67460-4421
----------------------------------------------------------------------------------------------------------------------------------
MFS ALABAMA MUNICIPAL BOND FUND   CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         A          2,076,578.0890       28.24
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         B             99,082.5110        6.55
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          1,224,912.4860       16.66
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            306,366.0550       20.26
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
                                  NATIONAL BANK OF COMMERCE ATTN: TRUST DEPARTMENT        A            468,171.4600        6.37
                                  1927 1ST AVE N FL 4 BIRMINGHAM AL 35203-4024
----------------------------------------------------------------------------------------------------------------------------------
MFS ARKANSAS MUNICIPAL BOND FUND  EDWARD D JONES & CO ATTN: MUTUAL FUND                   A          1,529,839.5040       12.37
                                  SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY                B            175,073.6650       16.12
                                  MARYLAND HTS MO 63043
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A            624,633.4400        5.05
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            116,453.7790       10.72
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
                                  PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ               A            731,568.5040        5.92
                                  07303-2052
----------------------------------------------------------------------------------------------------------------------------------
MFS BOND FUND                     MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         B          1,643,841.3810        6.5
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         C            973,297.4070       15.25
                                  E JACKSONVILLE FL 32246                                R1            101,028.1390        6.39
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                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A             26,381.856        100
                                  MA 02116                                              529B             13,481.545        100
                                                                                        529C             16,805.318        100
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS OF THE MFS PENSION PLAN TRS OF THE MFS              I            216,247.8970        6.43
                                  PENSION PLAN 500 BOYLSTON STREET ATTN. MARK
                                  LEARY BOSTON MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
MFS CALIFORNIA MUNICIPAL BOND     CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         A          5,591,721.0480       11.09
FUND                              HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         B          1,567,068.2860       12.91
                                  W 34TH ST NEW YORK NY 10001-2402                        C            300,455.7050        5.2
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          3,376,153.0890        6.7
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B          1,286,439.0210        10.6
                                  E JACKSONVILLE FL 32246                                 C            756,256.5470       13.09
----------------------------------------------------------------------------------------------------------------------------------
MFS CAPITAL OPPORTUNITIES FUND    CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         C            784,632.8160        5.49
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  ING NATIONAL TRUST 151 FARMINGTON AVE # T531            I            622,071.9960       27.34
                                  HARTFORD CT 06156-0001
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A             14,864.006        100
                                  MA 02116                                              529B             14,218.995        100
                                                                                        529C              8,016.187       93.52
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS FUND DISTRIBUTORS INC                             529C               555.5560        6.48
                                  c/o MASS FINANCIAL SERVICES CO ATTN THOMAS B
                                  HASTINGS 500 BOYLSTON ST 9TH FLOOR BOSTON MA 02116
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST COMPANY TTEE BICCGENERAL SAV         I            175,480.4160        7.71
                                  PLAN HOURLY ASSOC PORTFOLIO OPION FUND MIX ATTN:
                                  ANDREA HAFFNER 4 TESSENEER DR HIGHLAND HGTS KY
                                  41076
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          6,070,303.7590        6.3
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B          2,792,111.5200         5
                                  E JACKSONVILLE FL 32246                                 C          1,658,973.8670        11.6
----------------------------------------------------------------------------------------------------------------------------------
                                  PHILLIP MAGIERA, TRUSTEE COMMVEST, LLC 401K PLAN       R2              3,559.9800        5.54
                                  DOUGLAS R BRIAN 68 WHITNEY ST SHERBORN MA
                                  01770-1006
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS OF THE MFS PENSION PLAN ATTN. MARK LEARY 500        I            336,508.6780       14.79
                                  BOYLSTON STREET BOSTON MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
MFS CASH RESERVE FUND             MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A          1,773,290.210        100
                                  MA 02116                                              529B            352,230.900        100
                                                                                        529C            620,455.700        100
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MFS CONSERVATIVE ALLOCATION       MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          1,196,024.3780        6.61
FUND                              SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            732,470.2230        5.23
                                  E JACKSONVILLE FL 32246-6484                            C          2,094,935.0190       21.62
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                                  MFS HERITAGE TRUST COMPANY PIZZA CO INC 401K           R2              3,374.9870       14.86
                                  PLAN JAN HAKE P.O. BOX 721 MCPHERSON KS
                                  67460-0721
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST COMPANY TRUSTEE FAIR-RITE           R2              1,300.5750        5.73
                                  PRODUCTS CORP 401(K) PLAN YVETTE MORALES 13
                                  SCHOONMAKER DRIVE GARDINER NY 12525-5627
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST COMPANY PIZZA CO INC 401K           R2              1,214.2230        5.35
                                  PLAN JEAN F. ODLE 405 EVERGREEN CT. MCPHERSON KS
                                  67460-2303
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A            978,767.518        100
                                  MA 02116                                              529B            135,724.452        100
                                                                                        529C            593,029.590        100
----------------------------------------------------------------------------------------------------------------------------------
                                  M HOERR, K. GRANGETTO & G. BOONE TT GRANGETTOS         R2              9,819.1550       43.24
                                  FARM & GARDEN SUPPLY 401 PHILLIPS A. ROBINSON
                                  13228 AVENDIA LA VALENCIA POWAY CA 92064-1908
----------------------------------------------------------------------------------------------------------------------------------
                                  RICHARD TRIBBITT TRUSTEE CENTRAL PA                    R2              2,320.7580       10.22
                                  REHABILITATION SERVICES KATHLEEN S VUJASIN 4917
                                  CONSTITUTION AVE HARRISBURG PA 17109-3044
----------------------------------------------------------------------------------------------------------------------------------
MFS CORE EQUITY FUND              KEN LINDBERG TRUSTEE POWER ENGINEERING                 R2              2,229.6460        6.02
                                  CONTRACTORS PSP JAMES G BAKER 3208 WAVERLY
                                  STREET PALO ALTO CA 94306-2905
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         B            339,526.5570        7.58
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         C            149,211.8620       14.13
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST COMPANY TRUSTEE FAIR-RITE           R2              2,904.8170        7.85
                                  PRODUCTS CORP 401(K) PLAN JOHN KNIGHT 215 KEMAH
                                  ROAD RIDGEWOOD NJ 07450-2311
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST COMPANY TRUSTEE FAIR-RITE           R2              2,667.0930        7.2
                                  PRODUCTS CORP 401(K) PLAN CONRAD G VELDERS PO
                                  BOX 236 WALLKILL NY 12589-0236
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST COMPANY TRUSTEE FAIR-RITE           R2              2,243.4510        6.06
                                  PRODUCTS CORP 401(K) PLAN BRADLEY J SURRELLS
                                  6594 NORTH 2000TH STREET PALESTINE IL 62451-2455
----------------------------------------------------------------------------------------------------------------------------------
                                  PATTERSON & CO FBO KNOX COUNTY ASSET ACCUM              A            325,414.3650        6.23
                                  6055899734 1525 W WT HARRIS BLVD # NC-1151
                                  CHARLOTTE NC 28288-0001
----------------------------------------------------------------------------------------------------------------------------------
                                  REDROSE & CO c/o MASSBANK TRUST DIVISION                I              2,031.4060        6.43
                                  50 CENTRAL ST LOWELL MA 01852-1908
----------------------------------------------------------------------------------------------------------------------------------
                                  RELIANCE TRUST COMPANY FBO VALUE CITY OMNIBUS           A            723,417.0250       13.86
                                  3300 NE EXPWY BLDG. 1 STE 200 ATLANTA GA 30341
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I              3,043.2140        9.63
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET BOSTON, MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I              1,915.2870        6.06
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET BOSTON, MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I              1,832.1580        5.8
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET BOSTON, MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I              1,769.3570        5.6
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET BOSTON, MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
MFS CORE GROWTH FUND              ARTHUR H OSTROV, MD SARATOGA SCHENECTADY GASTRO        R2              2,449.8760       42.36
                                  RTMT PL GERARDUS JAMESON 49 VELINA DR BURNT
                                  HILLS NY 12027-9416
----------------------------------------------------------------------------------------------------------------------------------
                                  ARTHUR H OSTROV, MD SARATOGA SCHENECTADY GASTRO        R2              1,071.7960       18.53
                                  RTMT PL GEORGE BOYAR M.D. PO BOX 9034 NISKAYUNA
                                  NY 12309-0034
----------------------------------------------------------------------------------------------------------------------------------
                                  ARTHUR H OSTROV, MD SARATOGA SCHENECTADY GASTRO        R2                380.3920        6.58
                                  RTMT PL MOLLIE DARROW-MYERS 5113 SACANDAGA RD
                                  GALWAY NY 12074-2506
----------------------------------------------------------------------------------------------------------------------------------
                                  BOONE COUNTY NATIONAL BANK P O BOX 577 COLUMBIA        R1             31,752.6400       11.38
                                  MO 65205-0577
----------------------------------------------------------------------------------------------------------------------------------
                                  CARL GOLDBERG TRUSTEE C.B. CONSTRUCTION CO., INC       R1             16,661.9990        5.97
                                  PSP PLAN CARL GOLDBERG
                                  c/o C.B. CONSTRUCTION 49 LOWER EAST STREET
                                  DEDHAM MA 02026-2082
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                                  CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS          A          1,983,476.7970        7.78
                                  101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122
----------------------------------------------------------------------------------------------------------------------------------
                                  CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         C            681,398.6240       11.92
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  MASSACHUSETTS FINANCIAL SERVICES CO ATTN: THOMAS       R2                341.7630        5.91
                                  HASTINGS 9TH FL 500 BOYLSTON ST BOSTON MA
                                  02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          3,613,300.6780       14.16
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         C          1,077,617.5270       18.84
                                  E JACKSONVILLE FL 32246                                R1             20,933.9410        7.5
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I             85,556.5630       32.73
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET BOSTON, MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I             37,528.6110       14.36
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET BOSTON, MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH FUND          CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B          3,870,132.8530        7.7
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         C            747,936.1190        9.81
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  MASS MUTUAL LIFE INSURANCE CO ATTN: FUND                I          1,458,758.0190       53.04
                                  OPERATIONS/N255 1295 STATE ST SPRINGFIELD MA
                                  01111-0002
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          7,656,927.6560        9.8
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B          5,632,888.5410       11.21
                                  E JACKSONVILLE FL 32246                                 C          1,551,837.1500       20.35
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                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A             15,461.191        100
                                  MA 02116                                              529B              7,537.336        100
                                                                                        529C                805.360       74.46
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS FUND DISTRIBUTORS INC                             529C               234.4120       22.54
                                  c/o MASS FINANCIAL SERVICES CO ATTN THOMAS B
                                  HASTINGS 500 BOYLSTON ST 9TH FLOOR BOSTON MA 02116
----------------------------------------------------------------------------------------------------------------------------------
MFS EMERGING MARKETS DEBT         CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT         A            272,259.6030        7.97
FUND                              FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTENTION: MUTUAL FUNDS 101 MONTGOMERY ST SAN
                                  FRANCISCO CA 94104
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A            214,179.3680        6.27
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B             79,444.9040        8.96
                                  E JACKSONVILLE FL 32246                                 C            212,212.0890       46.74
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                                  MFS HERITAGE TRUST CO TRUSTEE IRA A/C RICHARD           C             25,637.5800        5.65
                                  KIJOWSKI 100 E BELLEVUE PL APT 23 CHICAGO IL
                                  60611-1157
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS OF THE MFS PENSION PLAN TRS OF THE MFS              I             36,446.1470       10.53
                                  PENSION PLAN 500 BOYLSTON STREET ATTN. MARK
                                  LEARY BOSTON MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
MFS EMERGING MARKETS EQUITY       CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         C             22,427.1190        5.87
FUND                              HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  DBTCO NOMINEE PO BOX 747 DUBUQUE IA 52004-0747          I            387,893.0120       25.57
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         C             57,581.9890       15.08
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
                                  RSBCO & CO ATTN: OPERATIONS 107 NORTH TRENTON ST        I            227,271.5790       14.98
                                  RUSTON LA 71270-4321
----------------------------------------------------------------------------------------------------------------------------------
                                  SAXON & CO FBO 20-01-302-9912426 PO BOX                 A            141,386.6090        5.38
                                  7780-1888 PHILADELPHIA PA 19182
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LAFAYETTE CORP CENT MFS        I            589,300.9550       38.84
                                  GRP 3RD FL 2 AVENUE DE LAFAYETTE ATTN MFS
                                  INTERNATIONAL DIVERSIFICATION FD 521W HOLDING AC
                                  BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
MFS EMERGING OPPORTUNITIES        MFS TRACKING SHARES 500 BOYLSTON ST ATTN:               I                  2.4600        100
FUND                              CORPORATE ACCOUNTING BOSTON MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  BEN D FISCHMAN 46 THACKERAY RD WELLESLEY MA             A              4,591.3680       10.08
                                  02481-3414
----------------------------------------------------------------------------------------------------------------------------------
                                  ERIC B FISCHMAN 19 EVELYN RD WABAN MA 02468-1212        A             16,236.2610       35.63
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST CO TRUSTEE IRA A/C STEPHEN E         A              2,436.2160        5.35
                                  CAVAN 88 1/2 HIGH ST NEWBURYPORT MA 01950
----------------------------------------------------------------------------------------------------------------------------------
                                  ELLEN M MOYNIHAN 77 ADAMS PL APT 602 QUINCY MA          A              4,111.7430        9.02
                                  02169-7458
----------------------------------------------------------------------------------------------------------------------------------
                                  CATHERINE A MURRAY-HESSION & DANIEL F HESSION JR        A              7,633.5880       16.75
                                  JT WROS 11 HUNTERS RUN SUDBURY MA 01776-5302
----------------------------------------------------------------------------------------------------------------------------------
                                  SCOTT GROUP LLC c/o ARNOLD D SCOTT MANAGER 90           A              2,575.7530        5.65
                                  BISHOPS FOREST DR WALTHAM MA 02452-8806
----------------------------------------------------------------------------------------------------------------------------------
MFS FLOATING RATE HIGH            MASSACHUSETTS FINANCIAL SERVICES CO ATTN: THOMAS        A          1,300,000.0000       55.66
INCOME FUND                       HASTINGS 500 BOYLSTON ST FL 6 BOSTON MA
                                  02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS FUND DISTRIBUTORS INC                               A          1,000,000.0000       42.81
                                  c/o MASS FINANCIAL SERVICES CO ATTN THOMAS B
                                  HASTINGS 500 BOYLSTON ST FL 6 BOSTON MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  MASSACHUSETTS FINANCIAL SERVICES CO ATTN: THOMAS        C            100,000.0000       92.05
                                  HASTINGS 500 BOYLSTON ST FL 6 BOSTON MA
                                  02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  MASSACHUSETTS FINANCIAL SERVICES CO ATTN: THOMAS        I            100,000.0000       84.53
                                  HASTINGS 500 BOYLSTON ST FL 6 BOSTON MA
                                  02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I             10,906.5440        9.22
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET, 6TH FLOOR BOSTON, MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
MFS FLORIDA MUNICIPAL BOND FUND   CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         A            565,517.4230        8.31
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         B            437,596.2670       23.08
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A            541,094.2110        7.95
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            277,292.7850       14.62
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
MFS GEMINI UK FUND                MASSACHUSETTS FINANCIAL SERVICES CO COMPANY INC         A             68,690.7950        63.2
                                  500 BOYLSTON ST BOSTON MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS FUND DISTRIBUTORS, INC.                             A             39,996.0820        36.8
                                  c/o MASS FINANCIAL SERVICES CO. ATTN: THOMAS B.
                                  HASTINGS 5 00 BOYLSTON ST. 9TH FLOOR BOSTON
                                  MA 02116-3789
----------------------------------------------------------------------------------------------------------------------------------
MFS GEORGIA MUNICIPAL BOND FUND   CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         A            878,536.7780        18.5
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         B            140,207.1180       10.67
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  EDWARD D JONES & CO ATTN: MUTUAL FUND                   A            328,914.6100        6.93
                                  SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY                B            105,151.2410        8.01
                                  MARYLAND HTS MO 63043
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A            345,435.4140        7.27
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            275,828.2410         21
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
MFS GLOBAL EQUITY FUND            CITICORP SECURITIES JAPAN LTD TOKYO GINKO KYOKAI        J            430,342.9840       46.24
                                  BUILDING 8TH, 1-3-1 MARUNOUCHI, CHIYODA-KU TOKYO
                                  100-0005 JAPAN
----------------------------------------------------------------------------------------------------------------------------------
                                  CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         C             77,196.8040        5.15
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  MIZUHO BANK LTD 1 (DKB) CONSULTING BUSINESS             J            500,100.0000       53.73
                                  DIVISION 1-1-5 UCHISAIWAICHO CHIYODA-KU TOKYO
                                  JAPAN 100-0011
----------------------------------------------------------------------------------------------------------------------------------
MFS GLOBAL GROWTH FUND            CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         A          1,480,038.4710        8.85
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A            874,943.6660        5.23
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         C            127,778.1900        9.92
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
                                  KEN LINDBERG TRUSTEE POWER ENGINEERING                 R2              2,041.5600       14.82
                                  CONTRACTORS PSP ROBERT D LONGWELL 1312 SIERRA
                                  AVE SAN JOSE CA 95126-2644
----------------------------------------------------------------------------------------------------------------------------------
                                  KEN LINDBERG TRUSTEE POWER ENGINEERING                 R2              2,025.3740        14.7
                                  CONTRACTORS PSP KEITH R BOMMERSBACH 472 EL
                                  CAMINO DRIVE FAIRFIELD CA 94533-7229
----------------------------------------------------------------------------------------------------------------------------------
                                  KEN LINDBERG TRUSTEE POWER ENGINEERING                 R2              1,969.6390        14.3
                                  CONTRACTORS PSP KEN LINDBERG 226 LAS QUEBRADAS
                                  LANE ALAMO CA 94507-1707
----------------------------------------------------------------------------------------------------------------------------------
                                  KEN LINDBERG TRUSTEE POWER ENGINEERING                 R2              1,340.0170        9.73
                                  CONTRACTORS PSP DAVID F MIK 29 NATHAN PLACE
                                  DANVILLE CA 94526
----------------------------------------------------------------------------------------------------------------------------------
                                  KEN LINDBERG TRUSTEE POWER ENGINEERING                 R2              1,160.7080        8.43
                                  CONTRACTORS PSP DANNY A REYNOLDS 319 SHADY
                                  VALLEY COURT SAN RAMON CA 94582-5657
----------------------------------------------------------------------------------------------------------------------------------
                                  L. KEITH TRAHAN & MARGARET TRAHAN TRS ACADIANA         R2              1,064.0720        7.72
                                  FAST FOODS,INC. PS/401K PL LOUIS KEITH TRAHAN
                                  108 WINSLOW BLVD LAFAYETTE LA 70508-6645
----------------------------------------------------------------------------------------------------------------------------------
MFS GLOBAL TOTAL RETURN FUND      CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         C            235,148.1850        5.48
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR
                                  333 W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  CUTLER, GOLDMEIER, JACOBS, LEVINSON PIPER,             R1              6,319.3900        6.75
                                  SPEARS, WARREN, TTSS DIGESTIVE HEALTH
                                  CONSULTANTS PLC PS 6797 SHADOWOOD DR WEST
                                  BLOOMFIELD MI 48322-3297
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                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          1,249,584.0840        5.57
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B          1,187,123.1640       12.51
                                  E JACKSONVILLE FL 32246                                 C            923,808.1220       21.54
                                                                                         R1             12,843.6930       13.71
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                                  RICHARD TRIBBITT TRUSTEE CENTRAL PA                    R2              1,928.3730       18.86
                                  REHABILITATION SERVICES MARTHANN SUNDAY 445
                                  UNION STREET MILLERSBURG PA 17061-1469
----------------------------------------------------------------------------------------------------------------------------------
                                  RICHARD TRIBBITT TRUSTEE CENTRAL PA                    R2              1,024.9200       10.02
                                  REHABILITATION SERVICES JEFFREY D SHIELDS 511
                                  COLONY DR MIDDLETOWN PA 17057-5608
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                                  RICHARD TRIBBITT TRUSTEE CENTRAL PA                    R2                545.7000        5.34
                                  REHABILITATION SERVICES SCOTT GUTTRIDGE 451 W
                                  HIGH ST APT 2 ELIZABETHTOWN PA 17022
----------------------------------------------------------------------------------------------------------------------------------
                                  RICHARD TRIBBITT TRUSTEE CENTRAL PA                    R2                525.9320        5.14
                                  REHABILITATION SERVICES JOYCE M NOVINGER 163
                                  NOVINGER RD. MILLERSBURG PA 17061-8421
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                                  TRUSTEE COMMUNITY BLOOD CENTER 403B PLAN ALAN W.       R1              5,342.1230        5.7
                                  CABLE N1137 PENNY LN HORTONVILLE WI 54944-9696
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I             16,129.2650        9.14
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET, 6TH FLOOR BOSTON, MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I             10,686.0110        6.06
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET, 6TH FLOOR BOSTON, MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  VICKI BAIRD TRUSTEE OZARK DODGE INC. 401K PLAN         R2              1,769.6940       17.31
                                  DAN METZ ATTN: RUFUS CHURCH P O BOX 550 OZARK MO
                                  65721-0550
----------------------------------------------------------------------------------------------------------------------------------
                                  VICKI BAIRD TRUSTEE OZARK DODGE INC. 401K PLAN         R2                801.0390        7.83
                                  CRAIG MASHBURN ATTN: RUFUS CHURCH P O BOX 550
                                  OZARK MO 65721-0550
----------------------------------------------------------------------------------------------------------------------------------
MFS GLOBAL VALUE FUND             MASSACHUSETTS FINANCIAL SERVICES CO COMPANY INC         A             82,149.0110       52.93
                                  500 BOYLSTON ST BOSTON MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS FUND DISTRIBUTORS, INC.                             A             73,043.0280       47.07
                                  c/o MASS FINANCIAL SERVICES CO. ATTN:
                                  THOMAS B. HASTINGS 500 BOYLSTON ST. BOSTON
                                  MA 02116-3789
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MFS GOVERNMENT LIMITED            MASSACHUSETTS FINANCIAL SERVICES CO COMPANY INC         I                620.2560        8.6
MATURITY FUND                    500 BOYLSTON ST BOSTON MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          3,398,473.5920        13.7
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B          2,636,866.4940       16.09
                                  E JACKSONVILLE FL 32246                                 C          1,992,674.3560       23.41
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                                  TRS MFS DEF CONTRIBUTION PLAN                           I              6,548.9970       90.83
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET, 6TH FLOOR BOSTON, MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
MFS GOVERNMENT MONEY MARKET       ROBERT J MANNING & DONNA MANNING JTWROS 13              A          2,880,665.8700        9.09
FUND                              ROCKYLEDGE RD SWAMPSCOTT MA 01907
----------------------------------------------------------------------------------------------------------------------------------
                                  KEVIN RALPH PARKE 33 LIBERTY ST CONCORD MA              A          3,401,770.7000       10.73
                                  01742-1715
----------------------------------------------------------------------------------------------------------------------------------
MFS GOVERNMENT SECURITIES FUND    MASSACHUSETTS FINANCIAL SERVICES CO ATTN: THOMAS       R2              4,284.2270        9.13
                                  HASTINGS 9TH FL 500 BOYLSTON ST BOSTON MA
                                  02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          7,952,901.1900        8.18
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B          1,578,145.1280        6.31
                                  E JACKSONVILLE FL 32246                                 C            370,451.0430        7.76
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                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A             40,063.643        100
                                  MA 02116                                              529B             41,393.979        100
                                                                                        529C             28.992.076        100
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                                  MFS HERITAGE TRUST COMPANY TRUSTEE FAMOUS DAVE'S       R2             29,112.6190       62.03
                                  OF AMERICA 401K PL CONVERSION HOLDING ACCOUNT
                                  8091 WALLACE RD EDEN PRAIRIE MN 55344
----------------------------------------------------------------------------------------------------------------------------------
                                  KEN LINDBERG TRUSTEE POWER ENGINEERING                 R2              2,734.2830        5.83
                                  CONTRACTORS PSP ROBERT D LONGWELL 1312 SIERRA
                                  AVE SAN JOSE CA 95126-2644
----------------------------------------------------------------------------------------------------------------------------------
                                  KEN LINDBERG TRUSTEE POWER ENGINEERING                 R2              2,716.1190        5.79
                                  CONTRACTORS PSP KEITH R BOMMERSBACH 472 EL
                                  CAMINO DRIVE FAIRFIELD CA 94533-7229
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I         14,513,823.0070       53.01
                                  FINANCIAL GROUP ATTN MODERATE ALLOCATION 52Y5 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          7,090,827.6530        25.9
                                  FINANCIAL GROUP ATTN GROWTH ALLOCATION 52Y6 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          5,266,162.4160       19.23
                                  FINANCIAL GROUP ATTN: CONSERVATIVE ALLOCATION
                                  52Y4 2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  THE GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE        A          5,967,301.2080        6.13
                                  ACCOUNT L c/o PAUL IANNELLI EQUITY ACCOUNTING
                                  3900 BURGESS PL BETHLEHEM PA 18017-9097
----------------------------------------------------------------------------------------------------------------------------------
MFS GROWTH ALLOCATION FUND        MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         C          5,672,094.5900       25.23
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST COMPANY PIZZA CO INC 401K           R2              7,418.5570        5.55
                                  PLAN GEORGE SHELBY LITTRELL 1626 14TH AVE.
                                  MCPHERSON KS 67460-8011
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                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A          1,811,166.243        100
                                  MA 02116                                              529B          1,363,292.117        100
                                                                                        529C            778,016.938        100
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                                  WALLACE CHEVROLET-OLDSMOBILE INC CHRIS WALLACE         R2             39,426.7520        29.5
                                  TRUSTEE LARRY WALLACE 408 LAKESIDE DRIVE
                                  MCPHERSON KS 67460
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MFS GROWTH OPPORTUNITIES FUND     CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B            276,335.8460        7.08
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
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                                  NATIONWIDE LIFE INS CO MFS VARIABLE ACCOUNT DEPT        A          5,641,424.1870       11.09
                                  1748 PO BOX 182029 COLUMBUS OH 43218-2029
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I             51,171.0470       10.93
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET, 6TH FLOOR BOSTON, MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I             31,144.3490        6.65
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET, 6TH FLOOR BOSTON, MA 02116-3740
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                                  TRS MFS DEF CONTRIBUTION PLAN                           I             25,214.9040        5.39
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET, 6TH FLOOR BOSTON, MA 02116-3740
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MFS HIGH INCOME FUND              CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS          A         10,159,883.5190        5.06
                                  101 MONTGOMERY ST SAN FRANCISCO CA 94104
----------------------------------------------------------------------------------------------------------------------------------
                                  CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B          4,877,919.9270        5.08
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         C          2,067,985.2900        5.61
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  DIEKER, WALDEN, BAUER & ST. CLAIR TTS IOLA             R2             12,703.2740       20.67
                                  PHARMACY, INC 401K PS PLAN JEFFREY DIEKER 1323
                                  2000TH ST IOLA KS 66749-3976
----------------------------------------------------------------------------------------------------------------------------------
                                  DIEKER, WALDEN, BAUER & ST. CLAIR TTS IOLA             R2             10,558.8760       17.18
                                  PHARMACY, INC 401K PS PLAN WILLIAM WALDEN 2
                                  BRASSIE DR IOLA KS 66749-9261
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                                  DIEKER, WALDEN, BAUER & ST. CLAIR TTS IOLA             R2              5,306.5460        8.64
                                  PHARMACY, INC 401K PS PLAN JAMES BAUER 1365
                                  2000TH ST IOLA KS 66749-3976
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                                  MASSACHUSETTS FINANCIAL SERVICES CO ATTN: THOMAS       R2             11,301.6090       18.39
                                  HASTINGS 500 BOYLSTON ST BOSTON MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A         13,319,458.5990        6.63
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B          6,784,551.3610        7.06
                                  E JACKSONVILLE FL 32246                                 C          4,382,147.5250       11.88
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                                  MFS HERITAGE TRUST COMPANY PIZZA CO INC 401K           R2              4,352.2860        7.08
                                  PLAN JOELYN LITTRELL 1626 14TH AVE. MCPHERSON KS
                                  67460-8011
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                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A            192,838.611        100
                                  MA 02116                                              529B             34,804.017        100
                                                                                        529C             86,634.728        100
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                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I         17,696,847.4920       42.08
                                  FINANCIAL GROUP ATTN MODERATE ALLOCATION 52Y5 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I         17,293,941.4590       41.12
                                  FINANCIAL GROUP ATTN GROWTH ALLOCATION 52Y6 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  WELLS FARGO BANK NA FBO WF WEALTHBUILDER GROWTH         I          4,030,922.4220        9.59
                                  BALANCED 13357300 P.O. Box 1533 MINNEAPOLIS MN
                                  55480
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MFS HIGH YIELD OPPORTUNITIES      CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS          A          6,961,403.6650       19.49
FUND                              101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122
----------------------------------------------------------------------------------------------------------------------------------
                                  CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B          1,183,283.6380        5.92
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         C            739,774.1770        5.59
                                  W 34TH ST NEW YORK NY 10001-2402
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                                  DENGEL & CO c/o                                         I            285,049.7320        6.77
                                  FIDUCIARY TRUST CO INTL CHURCH STREET STATION PO
                                  BOX 3199 NEW YORK NY 10008-3199
----------------------------------------------------------------------------------------------------------------------------------
                                  JAS CO c/o BREMER TR PO BOX 986 SAINT CLOUD             I          1,042,450.5040       24.75
                                   MN 56302-0986
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         B          1,717,116.1710        8.58
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         C          2,963,785.5180       22.41
                                  E JACKSONVILLE FL 32246
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                                  SEI PRIVATE TRUST CO ATTN MUTUAL FUND                   I          1,148,410.8290       27.26
                                  ADMINISTRATOR c/o FIRST TENNESSEE ONE FREEDOM
                                   VALLEY DRIVE OAKS PA 19456
----------------------------------------------------------------------------------------------------------------------------------
                                  SEI PRIVATE TRUST CO                                    I            328,247.6580        7.79
                                  c/o ROCKLAND ID770 ONE FREEDOM VALLEY DRIVE OAKS
                                  PA 19456
----------------------------------------------------------------------------------------------------------------------------------
                                  SEI PRIVATE TRUST COMPANY                               I            212,144.4980        5.04
                                  c/o FIRST TENNESSEE BANK ONE FREEDOM VALLEY DRIVE
                                  ATTN: MUTUAL FUND ADMINISTRATOR OAKS PA 19456
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MFS INFLATION ADJUSTED BOND       AMERICAN ENTERPRISE INVESTMENT SVCS FBO                 A              7,006.2360        7.08
FUND                              562737411 PO BOX 9446 MINNEAPOLIS MN 55440
----------------------------------------------------------------------------------------------------------------------------------
                                  AMERICAN ENTERPRISE INVESTMENT SVCS FBO                 A              6,618.7140        6.69
                                  135508761 PO BOX 9446 MINNEAPOLIS MN 55440
----------------------------------------------------------------------------------------------------------------------------------
                                  AMERICAN ENTERPRISE INVESTMENT SVCS FBO                 C              5,390.2240       12.06
                                  214492021 PO BOX 9446 MINNEAPOLIS MN 55440
----------------------------------------------------------------------------------------------------------------------------------
                                  FIRST CLEARING LLC A/C 8943-7280 10700 WHEAT            C              4,370.4880        9.78
                                  FIRST DRIVE #10104 GLEN ALLEN VA 23060
----------------------------------------------------------------------------------------------------------------------------------
                                  LPL FINANCIAL SERVICES ACCOUNT 7000-9460 9785           A              4,957.7310        5.01
                                  TOWNE CENTRE DR SAN DIEGO CA 92121-1968
----------------------------------------------------------------------------------------------------------------------------------
                                  MASSACHUSETTS FINANCIAL SERVICES CO ATTN: THOMAS        A             32,836.4440       33.18
                                  HASTINGS 500 BOYLSTON ST FL 6 BOSTON MA                 C              3,982.4860        8.91
                                  02116-3740                                              I             52,636.2580        38.2
                                                                                         R1              3,990.3670       99.95
                                                                                         R2              3,986.4510       99.95
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST CO TRUSTEE IRA R/O DONALD L          B             24,873.2640       19.85
                                  NIELSON PO BOX 1695 SISTERS OR 97759-1695
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST CO TRUSTEE IRA A/C WILLIAM C         C              2,861.7510        6.4
                                  SPRINGER 104 BROOKSHYRE WAY LANSDALE PA
                                  19446-1584
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                                  NFSC FEBO # APJ-049697 NFS/FMTC SEP IRA FBO             C              4,014.6100        8.98
                                  DAVID J MIRIKITANI 9609 TWINCREST DR SAINT LOUIS
                                  MO 63126-1505
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                                  PERSHING LLC PO BOX 2052 JERSEY CITY NJ                 B              6,371.8160        5.08
                                  07303-2052                                              C              3,090.1460        6.91
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                                  STERNE AGEE & LEACH INC ACCOUNT 8702-2912 813           C              5,769.6730       12.91
                                  SHADES CREEK PKWY STE 100B BIRMINGHAM AL
                                  35209-4459
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                                  TRS MFS DEF CONTRIBUTION PLAN                           I             17,293.4240       12.55
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET, 6TH FLOOR BOSTON, MA 02116-3740
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                                  TRS MFS 401K PLAN                                       I              9,210.6380        6.69
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET, 6TH FLOOR BOSTON, MA 02116-3740
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                                  TRS MFS DEF CONTRIBUTION PLAN                           I              8,076.0380        5.86
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET, 6TH FLOOR BOSTON, MA 02116-3740
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                                  TRS MFS DEF CONTRIBUTION PLAN                           I              7,395.7120        5.37
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET, 6TH FLOOR BOSTON, MA 02116-3740
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                                  WELLS FARGO INVESTMENTS LLC A/C 1424-6178 608           B              7,346.9140        5.86
                                  SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402
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MFS INTERMEDIATE INVESTMENT      CUTLER, GOLDMEIER, JACOBS, LEVINSON PIPER,             R1              5,364.0390       16.93
GRADE BOND FUND                   SPEARS, WARREN, TTSS DIGESTIVE HEALTH
                                  CONSULTANTS PLC PS 6797 SHADOWOOD DR WEST
                                  BLOOMFIELD MI 48322-3297
----------------------------------------------------------------------------------------------------------------------------------
                                  FARICY & ROEN TRUSTEES FARICY & ROEN, P.A. CRAIG       R1              2,029.1900        6.4
                                  ROEN 183 MT CURVE ST PAUL MN 55015
----------------------------------------------------------------------------------------------------------------------------------
                                  MCB TRUST SERVICES CUST FBO GEORGE BRENNER CPA         R1              9,396.9800       29.65
                                  401K PSP 700 17TH ST STE 300 DENVER CO
                                  80202-3531
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          3,624,714.9970       59.89
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         C             69,221.7260       12.25
                                  E JACKSONVILLE FL 32246
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                                  MFS FUND DISTRIBUTORS INC                              R1              4,206.2490       13.27
                                  c/o MASS FINANCIAL SERVICES CO ATTN THOMAS B
                                  HASTINGS 500 BOYLSTON ST STE 15 BOSTON MA 02116-3736
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                                  NATIONWIDE TRUST COMPANY FSB                            A            338,052.9280        5.59
                                  c/o IPO PORTFOLIO ACCOUNTING PO BOX 182029
                                  COLUMBUS OH 43218-2029
----------------------------------------------------------------------------------------------------------------------------------
                                  SCHULTHEIS ELIZABETH FOSTER TTEES THE SCHULTHEIS       R1              3,391.1870        10.7
                                  BROTHERS CO PSP MICHAEL S. LUCAS 716 WIMBLEDON
                                  RD. PITTSBURGH PA 15239-2238
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                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I         13,858,466.4780       64.26
                                  FINANCIAL GROUP ATTN MODERATE ALLOCATION 52Y5 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          7,544,996.2330       34.98
                                  FINANCIAL GROUP ATTN: CONSERVATIVE ALLOCATION
                                  52Y4 2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  THE CHICAGO TRUST COMPANY TRUSTEE FOR STETSON &         A            362,031.7420        5.98
                                  CO c/o ABN-AMRO TRUST SERVICES CO 161 N CLARK ST
                                  FL 10 CHICAGO IL 60601-4307
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MFS INTERNATIONAL                 CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B            132,798.6390        7.71
DIVERSIFICATION FUND              HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         C            571,420.0380       16.09
                                  W 34TH ST NEW YORK NY 10001-2402
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                                  DRS. RUTH & ERIC TREIBER-TRUSTEES DRS RUTH &           R1              5,073.4460       12.36
                                  ERIC TREIBER 401K PSP DR. RUTH TREIBER 7
                                  WINDWARD LANE SCARSDALE NY 10583-7525
----------------------------------------------------------------------------------------------------------------------------------
                                  DRS. RUTH & ERIC TREIBER-TRUSTEES DRS RUTH &           R1              4,462.7110       10.87
                                  ERIC TREIBER 401K PSP DR. ERIC TREIBER 7
                                  WINDWARD LANE SCARSDALE NY 10583-7525
----------------------------------------------------------------------------------------------------------------------------------
                                  LEGG MASON WOOD WALKER INC JAMES HURLEY ET AL          R1              3,831.8340        9.34
                                  UPPER BUCKS OTHOPEDICS 401K PSP 420-01315-16 PO
                                  BOX 1476 BALTIMORE MD 21202
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          1,719,748.4020       23.16
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            252,362.7130       14.65
                                  E JACKSONVILLE FL 32246                                 C          1,332,481.6230       37.53
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                                  MFS FUND DISTRIBUTORS INC                               I             20,151.4090       18.17
                                  c/o MASS FINANCIAL SERVICES CO ATTN THOMAS B
                                  HASTINGS 500 BOYLSTON ST STE 15 BOSTON MA 02116-3736
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS FUND DISTRIBUTORS INC                              R2             20,117.2700        100
                                  c/o MASS FINANCIAL SERVICES CO ATTN THOMAS B
                                  HASTINGS 500 BOYLSTON ST STE 15 BOSTON MA 02116-3736
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS FUND DISTRIBUTORS INC                             529A            20,124.0940       98.54
                                  c/o MASS FINANCIAL SERVICES CO ATTN THOMAS B
                                  HASTINGS 500 BOYLSTON ST STE 15 BOSTON MA 02116-3736
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS FUND DISTRIBUTORS INC                             529B            20,097.8110       89.57
                                  c/o MASS FINANCIAL SERVICES CO ATTN THOMAS B
                                  HASTINGS 500 BOYLSTON ST STE 15 BOSTON MA 02116-3736
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS FUND DISTRIBUTORS INC                              R1             20,136.5670       49.06
                                  c/o MASS FINANCIAL SERVICES CO ATTN THOMAS B
                                  HASTINGS 500 BOYLSTON ST STE 15 BOSTON MA 02116-3736
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS FUND DISTRIBUTORS INC                             529C            20,098.2310       82.75
                                  c/o MASS FINANCIAL SERVICES CO ATTN THOMAS B
                                  HASTINGS 500 BOYLSTON ST STE 15 BOSTON MA 02116-3736
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529B              2,339.131       10.43
                                  MA 02116                                              529C              4,191.014       17.25
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LAFAYETTE CORP CENT MFS        I          1,741,909.5410        97.1
                                  GROUP 3 FL 2 AVENUE DE LAFAYETT ATTN MFS
                                  INTERNATIONAL DIVERSIFICATION FD 521W HOLDING AC
                                  BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LAFAYETTE CORP CENTR           I          1,447,197.6110       87.75
                                  MFS GRP 3 FL 2 AVENUE DE LAFAYETT ATTN MFS
                                  INTERNATIONAL DIVERSIFICATION FD 521W HOLDING AC
                                  BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
MFS INTERNATIONAL GROWTH FUND     CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS          A            325,443.1470        7.41
                                  101 MONTGOMERY ST SAN FRANCISCO CA 94104
----------------------------------------------------------------------------------------------------------------------------------
                                  CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         C             52,901.0560        6.25
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A            301,522.1830        6.86
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         C            275,018.9170        32.5
                                  E JACKSONVILLE FL 32246
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MFS INTERNATIONAL NEW             ARTHUR H OSTROV, MD SARATOGA SCHENECTADY GASTRO        R2              2,540.6630        7.58
DISCOVERY FUND                    RTMT PL GERARDUS JAMESON 49 VELINA DR BURNT
                                  HILLS NY 12027-9416
----------------------------------------------------------------------------------------------------------------------------------
                                  ARTHUR H OSTROV, MD SARATOGA SCHENECTADY GASTRO        R2              2,208.2370        6.59
                                  RTMT PL ARTHUR OSTROV M.D. 55 SHERWOOD TRAIL
                                  SARATOGA SPGS NY 12866
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                                  BOST & CO A/C KSPF2005002 FBO EASTMAN KODAK             I          1,547,084.8300        9.8
                                  EMPLOYEES SAVINGS & RETIREMENT PLAN MUTUAL FUND
                                  OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------------------------------------------
                                  CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS          A         11,318,438.3020       17.43
                                  101 MONTGOMERY ST SAN FRANCISCO CA 94104
----------------------------------------------------------------------------------------------------------------------------------
                                  CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         C          1,070,279.3950        8.87
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
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                                  DBTCO NOMINEE PO BOX 747 DUBUQUE IA 52004-0747          I            902,907.7820        5.72
----------------------------------------------------------------------------------------------------------------------------------
                                  FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO        I          4,036,449.4910       25.56
                                  INC CUST(F110C) FBO CERTAIN EMPLOYEE BENEFIT
                                  PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999
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                                  HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT       R2              1,683.0140        5.02
                                  ATTN DAVE TEN BROECK PO BOX 2999 HARTFORD CT
                                  06104-2999
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                                  KIM PODOLNICK & PAUL SCHORR TTEES HILLCREST            R2              5,617.5430       16.76
                                  RADIOLOGY 401K PLAN CONVERSION HOLDING ACCT
                                  80-15 164TH STREET QUEENS NY 11432-1116
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                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          3,667,157.3240        5.65
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            557,292.8180        5.03
                                  E JACKSONVILLE FL 32246                                 C          2,786,531.4720       23.09
                                                                                         R1            170,047.3280       20.05
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                                  MFS HERITAGE TRUST CO TRUSTEE BERTUCCI'S CORP          R2              3,423.8350       10.21
                                  401K PLAN CONVERSION HOLDING ACCOUNT 155 OTIS ST
                                  NORTHBOROUGH MA 01532
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A             53,054.900        100
                                  MA 02116                                              529B             10,477.998        100
                                                                                        529C             16,131.630        100
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          3,216,919.1580       20.37
                                  FINANCIAL GROUP ATTN GROWTH ALLOCATION 52Y6 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          2,804,155.9130       17.76
                                  FINANCIAL GROUP ATTN AGGRESSIVE ALLOCATION 52Y7
                                  2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  WESELY & HILLSTEN TTEES WESELY-THOMAS                  R2              2,032.5360        6.06
                                  ENTERPRISES, INC. 401 CARL WESELY 2282 RANCH
                                  VIEW PL. THOUSAND OAKS CA 91362
----------------------------------------------------------------------------------------------------------------------------------
MFS INTERNATIONAL VALUE FUND      CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS          A            299,624.9920        7.1
                                  101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122
----------------------------------------------------------------------------------------------------------------------------------
                                  CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B            147,713.3800        7.01
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         C            137,184.8910       14.26
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  DARHAP & CO c/o                                         I            134,273.8520        8.14
                                  HORIZON TRUST 515 FRANKLIN ST MICHIGAN CITY IN
                                  46360-3328
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A            473,614.2620       11.22
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            260,760.5860       12.37
                                  E JACKSONVILLE FL 32246                                 C            282,003.6100       29.31
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MFS LARGE CAP GROWTH FUND         MASSACHUSETTS FINANCIAL SERVICES CO COMPANY INC         I                452.4890       99.55
                                  500 BOYLSTON ST BOSTON MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
MFS LIMITED MATURITY FUND         CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT                    3,440,437.2690        5.07
                                  FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTENTION: MUTUAL FUNDS 101 MONTGOMERY ST SAN
                                  FRANCISCO CA 94104-4122
----------------------------------------------------------------------------------------------------------------------------------
                                  CUTLER, GOLDMEIER, JACOBS, LEVINSON PIPER,             R1             24,457.2190        6.95
                                  SPEARS, WARREN, TTSS DIGESTIVE HEALTH
                                  CONSULTANTS PLC PS 6797 SHADOWOOD DR WEST
                                  BLOOMFIELD MI 48322-3297
----------------------------------------------------------------------------------------------------------------------------------
                                  JEFFREY W SMITH TRUSTEE POTTSTOWN MEDICAL              R1             35,970.4970       10.21
                                  SPECIALISTS INC DREW P RONNERMANN 1264 THOMAS
                                  OAKES DR POTTSTOWN PA 19465-7278
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                                  MASSACHUSETTS FINANCIAL SERVICES CO ATTN: THOMAS       R2              6,179.1210       39.81
                                  HASTINGS 9TH FL 500 BOYLSTON ST BOSTON MA
                                  02116-3740
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                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         B          3,023,840.6310       11.65
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         C          8,220,089.8980        33.3
                                  E JACKSONVILLE FL 32246-6484                           R1             32,596.3400        9.26
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                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A            357,203.708        100
                                  MA 02116                                              529B            103,714.548        100
                                                                                        529C            266,458.614        100
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                                  RICHARD TRIBBITT TRUSTEE CENTRAL PA                    R2              4,565.4130       29.42
                                  REHABILITATION SERVICES VICKY TRIBBITT 1421
                                  CONCORD ROAD MECHANICSBURG PA 17050
----------------------------------------------------------------------------------------------------------------------------------
                                  RICHARD TRIBBITT TRUSTEE CENTRAL PA                    R2              4,103.7520       26.44
                                  REHABILITATION SERVICES RICHARD TRIBBITT 1421
                                  CONCORD ROAD MECHANICSBURG PA 17050
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I         15,647,197.8550         99
                                  FINANCIAL GROUP ATTN: CONSERVATIVE ALLOCATION
                                  52Y4 2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
MFS MANAGED SECTORS FUND          MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         C             13,700.0050       10.22
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
                                  PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ               C             10,715.5960         8
                                  07303-2052
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I             58,839.0340       22.68
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET, BOSTON, MA 02116-3740
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MFS MARYLAND MUNICIPAL BOND       CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         A            629,498.4180        5.79
FUND                              HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         B            148,767.2620        6.36
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          1,849,542.5580       17.02
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            338,009.7220       14.46
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
MFS MASSACHUSETTS MUNICIPAL       MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          1,768,687.3260        9.44
BOND FUND                         SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            321,866.1710        8.79
                                  E JACKSONVILLE FL 32246
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MFS MID CAP GROWTH FUND           CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         C            929,823.5770        5.41
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
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                                  KEN LINDBERG TRUSTEE POWER ENGINEERING                 R2              8,276.2710        8.32
                                  CONTRACTORS PSP KEN LINDBERG 226 LAS QUEBRADAS
                                  LANE ALAMO CA 94507-1707
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                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A         14,470,468.0800       11.68
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         C          1,964,502.4860       11.43
                                  E JACKSONVILLE FL 32246
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                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A             66,134.853        100
                                  MA 02116                                              529B             18,958.862        100
                                                                                        529C             28,965.258        100
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                                  MFS HERITAGE TRUST COMPANY TTEE DIAMOND CHEMICAL       R2              6,447.0620        6.48
                                  INC 401K PLAN HAROLD I DIAMOND P O BOX 1220
                                  ALPINE NJ 07620-1220
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST COMPANY TTEE DIAMOND CHEMICAL       R2              5,444.0320        5.47
                                  INC 401K PLAN JEFFERY TEMPESTI 5251 HURON HILLS
                                  DR COMMERCE TWP MI 48382
----------------------------------------------------------------------------------------------------------------------------------
                                  PRIMEVEST FINANCIAL SERVICES FBO NABAN & CO 401K       R1            350,463.9780       34.34
                                  57709785 P O BOX 283 400 1ST ST S STE 300 SAINT
                                  CLOUD MN 56301
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I         15,856,538.6490       43.32
                                  FINANCIAL GROUP ATTN GROWTH ALLOCATION 52Y6 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I         10,383,857.8930       28.37
                                  FINANCIAL GROUP ATTN AGGRESSIVE ALLOCATION 52Y7
                                  2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          8,128,298.4210        22.2
                                  FINANCIAL GROUP ATTN MODERATE ALLOCATION 52Y5 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET BANK & TRUST CO FBO ADP DAILY              A          8,668,373.6970         7
                                  VALUATION 401K PRODUCT 200 NEWPORT AVENUE EXT #
                                  JQ7 NORTH QUINCY MA 02171
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MFS MID CAP VALUE FUND            H LEIGH ADAMS PAULA ADAMS TTEE DISCOUNT SALES          R1             15,656.1700        6.89
                                  401K PLAN H. LEIGH ADAMS 8770 KING RANCH RD ALTA
                                  LOMA CA 91701-1462
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         C            162,345.0430        6.59
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR        R1             13,095.6180        5.76
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A             61,678.253        100
                                  MA 02116                                              529B             11,961.649        100
                                                                                        529C             16,169.381        100
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                                  MFS HERITAGE TRUST COMPANY TRUSTEE FAMOUS DAVE'S       R2             23,116.1750       47.95
                                  OF AMERICA 401K PL CONVERSION HOLDING ACCOUNT
                                  8091 WALLACE RD EDEN PRAIRIE MN 55344-2224
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                                  M HOERR, K. GRANGETTO & G. BOONE TT GRANGETTOS         R2              3,009.3850        6.24
                                  FARM & GARDEN SUPPLY 401 EDWARD P. GRANGETTO JR.
                                  2743 MOUNTAIN VIEW ESCONDIDO CA 92027-4934
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I         10,316,969.2110       45.95
                                  FINANCIAL GROUP ATTN GROWTH ALLOCATION 52Y6 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          6,753,297.5820       30.08
                                  FINANCIAL GROUP ATTN AGGRESSIVE ALLOCATION 52Y7
                                  2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          5,280,701.0260       23.52
                                  FINANCIAL GROUP ATTN MODERATE ALLOCATION 52Y5 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
MFS MISSISSIPPI MUNICIPAL BOND    EDWARD D JONES & CO ATTN: MUTUAL FUND                   A            814,196.4780       10.11
FUND                              SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY
                                  MARYLAND HTS MO 63043
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A            741,674.3010        9.21
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            153,207.6430       12.77
                                  E JACKSONVILLE FL 32246
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                                  SEI TRUST COMPANY                                       A            466,962.5300        5.8
                                  c/o CENTRAL BANK ATTN MUTUAL FUNDS ONE FREEDOM
                                  VALLEY DRIVE OAKS PA 19456
----------------------------------------------------------------------------------------------------------------------------------
MFS MODERATE ALLOCATION FUND      GREG HOLT TRUSTEE HOLT MOTORS 401K PLAN GREGORY        R2             18,129.2640        8.44
                                  R HOLT PO BOX 188 COKATO MN 55321-0188
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         B          2,166,748.0740        6.05
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         C          6,603,097.4580       26.83
                                  E JACKSONVILLE FL 32246                                R1            586,705.9940       17.44
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                                  MFS HERITAGE TRUST CO TRUSTEE BERTUCCI'S CORP          R2             21,046.6510        9.8
                                  401K PLAN CONVERSION HOLDING ACCOUNT 155 OTIS ST
                                  NORTHBOROUGH MA 01532
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A          1,767,498.628        100
                                  MA 02116                                              529B            771,536.046        100
                                                                                        529C            788.702.923        100
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                                  M HOERR, K.GRANGETTO & G.BOONE TT GRANGETTOS           R2             10,892.3370        5.07
                                  FARM & GARDEN SUPPLY 401 MIKE HOERR 3468 VIA
                                  LOMA VISTA ESCONDIDO CA 92029-7725
----------------------------------------------------------------------------------------------------------------------------------
MFS MONEY MARKET FUND             CAROL T DOSER PO BOX 4192 SOLDOTNA AK 99669-4192        A             15,143.1800        7.08
----------------------------------------------------------------------------------------------------------------------------------
                                  MARIA L FRAZCO 10941 CULVER BLVD APT 14 CULVER          A             13,598.7000        6.36
                                  CITY CA 90230-4043
----------------------------------------------------------------------------------------------------------------------------------
                                  BETH D LERNER 901 EDGEWOOD LN LANGHORNE PA              A             37,219.2200       17.41
                                  19053-1932
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST COMPANY ROWEN CONSULTING INC.        A             36,152.7500       16.91
                                  INDIV 401(K) JUDITH ROWEN 2325 VINA DEL MAR
                                  OXNARD CA 93035-3633
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST CO TRUSTEE IRA A/C ANNE-             A             53,180.2500       24.88
                                  CHARLOTTE ROBBINS 3566 KENNESAW STATION DR NW
                                  KENNESAW GA 30144-1983
----------------------------------------------------------------------------------------------------------------------------------
                                  CHARLES W MYERS & CARRIE F MYERS JT WROS RR 2           A             27,456.8400       12.85
                                  BOX 450AAA HARRISON AR 72601
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             A         70,457,020.6000        9.41
                                  FINANCIAL GROUP ATTN MODERATE ALLOCATION 52Y5 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             A         51,168,856.7300        6.83
                                  FINANCIAL GROUP ATTN: CONSERVATIVE ALLOCATION
                                  52Y4 2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I          1,437,096.0100        5.67
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET BOSTON, MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
MFS MUNICIPAL BOND FUND           CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B            413,635.5770        7.08
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         B            632,329.4330       10.83
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
MFS MUNICIPAL HIGH INCOME FUND    CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         A          9,227,030.1740        7.98
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         B          2,270,053.8720        6.66
                                  W 34TH ST NEW YORK NY 10001-2402                        C            713,890.5150        7.09
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A         10,637,865.0110        9.2
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B          7,369,288.4670       21.62
                                  E JACKSONVILLE FL 32246                                 C          2,317,128.6740         23
----------------------------------------------------------------------------------------------------------------------------------
MFS MUNICIPAL INCOME FUND         CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B            355,653.7730        6.77
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         C            207,997.5200        5.17
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          1,747,278.8680        6.15
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            619,384.0670       11.78
                                  E JACKSONVILLE FL 32246                                 C            403,623.2990       10.03
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MFS MUNICIPAL LIMITED MATURITY    CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B            327,115.8690        7.28
FUND                              HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          1,927,128.6320        8.54
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B          1,275,001.9260       28.37
                                  E JACKSONVILLE FL 32246                                 C          2,433,791.5230       39.97
----------------------------------------------------------------------------------------------------------------------------------
MFS NEW DISCOVERY FUND            CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         C            231,521.0350        5.11
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  DIEKER, WALDEN, BAUER & ST. CLAIR TTS IOLA             R2              3,548.0420        5.77
                                  PHARMACY, INC 401K PS PLAN JEFFREY DIEKER 1323
                                  2000TH ST IOLA KS 66749-3976
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          2,385,054.3350        5.23
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         C            398,980.8360        8.8
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST CO TRUSTEE BERTUCCI'S CORP          R2              5,514.5960        8.97
                                  401K PLAN CONVERSION HOLDING ACCOUNT 155 OTIS ST
                                  NORTHBOROUGH MA 01532
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A            108,573.412        100
                                  MA 02116                                              529B             10,516.634        100
                                                                                        529C             17,988.261        100
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                                  OHIO PUBLIC EMPLOYEES DEFERRED COMPENSATION             I          1,543,982.3290       21.42
                                  BOARD OPEDC PROGRAM 250 CIVIC CENTER DR STE 350
                                  COLUMBUS OH 43215-5450
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          1,883,591.7420       26.13
                                  FINANCIAL GROUP ATTN AGGRESSIVE ALLOCATION 52Y7
                                  2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STRATEVEST & CO BKNG NEW 401K MASTER PO BOX 2499        I          1,034,346.9340       14.35
                                  BRATTLEBORO VT 05303
----------------------------------------------------------------------------------------------------------------------------------
MFS NEW ENDEAVOR FUND             CAREY & CO 7 EASTON OVAL EA4E 70 COLUMBUS OH           R2              2,798.4330        6.03
                                  43219-6010
----------------------------------------------------------------------------------------------------------------------------------
                                  CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS          A          2,455,565.5260       17.59
                                  101 MONTGOMERY ST SAN FRANCISCO CA 94104
----------------------------------------------------------------------------------------------------------------------------------
                                  KIM PODOLNICK & PAUL SCHORR TTEES HILLCREST            R2              7,117.6940       15.33
                                  RADIOLOGY 401K PLAN CONVERSION HOLDING ACCT
                                  80-15 164TH STREET QUEENS NY 11432-1116
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         B            378,528.0120        6.24
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         C            399,365.0080       13.62
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST CO TRUSTEE BERTUCCI'S CORP          R2              7,246.6940        15.6
                                  401K PLAN CONVERSION HOLDING ACCOUNT 155 OTIS ST
                                  NORTHBOROUGH MA 01532
----------------------------------------------------------------------------------------------------------------------------------
                                  SEI PRIVATE TRUST CO                                    I            110,741.9370       10.55
                                  c/o CENTIER BANK ONE FREEDOM VALLEY DRIVE OAKS
                                  PA 19456
----------------------------------------------------------------------------------------------------------------------------------
                                  TRUSTY PO BOX 938 DUBUQUE IA 52004-0938                 I            381,824.9470       36.38
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I            219,663.3430       20.93
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET BOSTON, MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
MFS NEW YORK MUNICIPAL BOND       CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         A          1,528,814.4740       13.75
FUND                              HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         B            167,486.4670        5.2
                                  W 34TH ST NEW YORK NY 10001-2402                        C             91,884.9180        5.05
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A            735,793.9940        6.62
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            312,014.4580        9.69
                                  E JACKSONVILLE FL 32246                                 C            459,481.1360       25.26
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MFS NORTH CAROLINA MUNICIPAL      CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         A          1,849,103.4980        7.9
BOND FUND                         HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         C            367,623.6020       13.44
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  EDWARD D JONES & CO ATTN: MUTUAL FUND                   A          1,679,856.8970        7.18
                                  SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY                C            696,460.0660       25.46
                                  MARYLAND HTS MO 63043-3009
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         C            238,243.2730        8.71
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
MFS PENNSYLVANIA MUNICIPAL BOND   CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B            268,122.5700        6.52
FUND                              HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         B            298,395.7650        7.25
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
MFS RESEARCH BOND FUND            CAREY & CO 7 EASTON OVAL EA4E 70 COLUMBUS OH           R2             11,528.7090        5.83
                                  43219-6010
----------------------------------------------------------------------------------------------------------------------------------
                                  CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS          A          7,048,531.6830       11.23
                                  101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122
----------------------------------------------------------------------------------------------------------------------------------
                                  CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         C            366,534.9230        7.21
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR
                                  333 W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT       R2             78,308.0260       39.57
                                  401K PLAN ATTN DAVE TEN BROECK PO BOX 2999
                                  HARTFORD CT 06104-2999
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                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A         10,618,068.6850       16.91
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         C            860,660.9690       16.94
                                  E JACKSONVILLE FL 32246
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                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A             46,300.360        100
                                  MA 02116                                              529B             12,320.023        100
                                                                                        529C             23,913.913        100
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                                  MFS HERITAGE TRUST CO TRUSTEE BERTUCCI'S CORP          R2             25,685.1390       12.98
                                  401K PLAN CONVERSION HOLDING ACCOUNT 155 OTIS ST
                                  NORTHBOROUGH MA 01532
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                                  RAYMOND JAMES & ASSOC INC FBO HELIOS EDUCATIO           I          2,956,463.4540        8.07
                                  BIN# 86628760 880 CARILLON PKWY ST PETERSBURG FL
                                  33716-1100
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                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I         13,487,146.9020        36.8
                                  FINANCIAL GROUP ATTN MODERATE ALLOCATION 52Y5 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I         13,178,292.8960       35.96
                                  FINANCIAL GROUP ATTN GROWTH ALLOCATION 52Y6 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          2,447,927.4030        6.68
                                  FINANCIAL GROUP ATTN: CONSERVATIVE ALLOCATION
                                  52Y4 2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  THE FULTON COMPANY                                     R1            827,025.7450       27.69
                                  c/o FULTON FINANCIAL ADVISORS PO BOX 3215 LANCASTER
                                  PA 17604-3215
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MFS RESEARCH BOND FUND J          SMBC FRIEND SECURITIES CO LTD 7-12 KABUTO-CHO           I         12,704,970.0000        100
                                  NIHONBASHIL CHUO KU TOKYO 103-8221 JAPAN
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MFS RESEARCH FUND                 BRIAN. BRIAN & DUCOTE TTEES SAIA ELECTRIC, INC.        R2              1,885.1850        5.76
                                  FRED D. NESBIT 35173 LIVE OAK CIRCLE DENHAM
                                  SPRINGS LA 70706
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                                  CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B          2,476,831.7490        5.76
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         C          1,015,935.1280        8.2
                                  W 34TH ST NEW YORK NY 10001-2402
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                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          5,876,571.7440        7.77
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B          3,538,905.4690        8.22
                                  E JACKSONVILLE FL 32246                                 C          1,816,325.1600       14.67
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                                  MFS FUND DISTRIBUTORS INC                             529B               364.9410        6.05
                                  c/o MASS FINANCIAL SERVICES CO ATTN THOMAS B
                                  HASTINGS 500 BOYLSTON ST STE 15 BOSTON MA 02116-3736
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                                  THE NORTHERN TRUST CO TTEE FBO MBNA CORP 401(K)         A          5,171,812.7600        6.84
                                  SVGS PL 22-74808 PO BOX 92956 CHICAGO IL
                                  60675-2956
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A             14,498.187        100
                                  MA 02116                                              529B              5.671.973       93.95
                                                                                        529C              9,320.594        100
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                                  RICHARD TRIBBITT TRUSTEE CENTRAL PA                    R2              1,680.9500        5.14
                                  REHABILITATION SERVICES RICHARD TRIBBITT 1421
                                  CONCORD ROAD MECHANICSBURG PA 17050
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I         10,521,913.0800       42.46
                                  FINANCIAL GROUP ATTN MODERATE ALLOCATION 52Y5 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          6,851,670.1870       27.65
                                  FINANCIAL GROUP ATTN GROWTH ALLOCATION 52Y6 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          3,870,538.7740       15.62
                                  FINANCIAL GROUP ATTN: CONSERVATIVE ALLOCATION
                                  52Y4 2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          2,990,222.0050       12.07
                                  FINANCIAL GROUP ATTN AGGRESSIVE ALLOCATION 52Y7
                                  2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  690Y J NEALS TRUSTEE MONADNOCK 401(K) PLAN GARY        R2              2,148.5080        6.57
                                  J NEALS 11 OLD HASWELL PARK RD MIDDLETON MA
                                  01949-2306
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MFS RESEARCH INTERNATIONAL        CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS          A          3,407,182.5390        6.8
FUND                              101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122
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                                  HARLOW, BAKER & LONG, TRUSTEES THE HOME RUN, INC       R2              4,116.2150        6.28
                                  RET PLAN & TRUST TOM BAKER 1111 CLUB VIEW DR
                                  DAYTON OH 45458-6079
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                                  HARLOW, BAKER & LONG, TRUSTEES THE HOME RUN, INC       R2              3,604.3500        5.5
                                  RET PLAN & TRUST LYNN BROWN 3383 LONG ST-BOX 163
                                  BOWERSVILLE OH 45307
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                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A         13,021,929.4870       25.99
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B          1,029,857.2330       11.37
                                  E JACKSONVILLE FL 32246                                 C          1,253,548.3470       20.18
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                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A             38,229.517        100
                                  MA 02116                                              529B              9,900.076        100
                                                                                        529C             22,655.920        100
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                                  PERSHING LLC PO BOX 2052 JERSEY CITY NJ                 I          2,565,786.8750        6.68
                                  07303-2052
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I         13,058,361.8540       34.02
                                  FINANCIAL GROUP ATTN GROWTH ALLOCATION 52Y6 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          8,920,590.2820       23.24
                                  FINANCIAL GROUP ATTN MODERATE ALLOCATION 52Y5 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          3,799,541.3880        9.9
                                  FINANCIAL GROUP ATTN AGGRESSIVE ALLOCATION 52Y7
                                  2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  STATE STREET CORPORATION LAFAYETT CORP CENTER           I          2,836,524.9820        7.39
                                  MFS GRP 3RD FL 2 AVENUE DE LAFAYETT ATTN MFS
                                  INTERNATIONAL DIVERSIFICATION FD 521W HOLDING AC
                                  BOSTON MA 02111-1724
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                                  WELLS FARGO BANK WEST NA FBO TRUSTEE FBO VARIOUS       R1            599,356.4180       28.45
                                  FASCORP RECORDKEPT PLANS
                                  c/o FASCORP 8515 E ORCHARD RD # 2T2 GREENWOOD
                                  VLG CO 80111
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MFS SOUTH CAROLINA MUNICIPAL      CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         A          1,443,582.7310       13.82
BOND FUND                         HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         B            387,468.7530       14.84
                                  W 34TH ST NEW YORK NY 10001-2402
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                                  EDWARD D JONES & CO ATTN: MUTUAL FUND                   A            749,871.6520        7.18
                                  SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY
                                  MARYLAND HTS MO 63043-3009
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A            553,471.6500        5.3
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            214,099.2750        8.2
                                  E JACKSONVILLE FL 32246
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MFS STRATEGIC GROWTH FUND         BARELLA RADO GENEY & CARPENTER TR'S NORTH BAY          R1             10,330.0380        6.07
                                  CONSTRUCTION INC P/S PLAN JOHN BARELLA 496
                                  JASMINE LANE PETALUMA CA 94952-2009
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                                  C.A. BUDDY BRICE, III, DDS-TRUSTEE BRICE PROFIT        R1              8,557.2550        5.03
                                  SHARING PLAN C.A. BUDDY BRICE 1070 JUDGE SEKUL
                                  BILOXI MS 39530-2908
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                                  CITICORP SECURITIES JAPAN LTD TOKYO GINKO KYOKAI        J            264,348.5770       86.94
                                  BUILDING 8TH, 1-3-1 MARUNOUCHI, CHIYODA-KU TOKYO
                                  100-0005 JAPAN
----------------------------------------------------------------------------------------------------------------------------------
                                  CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         C            314,995.8490        5.16
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR
                                  333 W 34TH ST NEW YORK NY 10001-2402
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                                  HARLOW, BAKER & LONG, TRUSTEES THE HOME RUN, INC       R2              4,628.9640       10.75
                                  RET PLAN & TRUST DENNIS HARLOW 5999 LEWIS RD
                                  JAMESTOWN OH 45335-9564
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                                  JOHN HANCOCK LIFE INSURANCE CO (USA) 250 BLOOR          A          6,508,626.0070       21.18
                                  ST EAST, 7TH FLOOR TORONTO, ONTARIO M4W 1E5
                                  CANADA
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                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         C            706,406.9870       11.58
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR        R1             10,296.8970        6.05
                                  E JACKSONVILLE FL 32246
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                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A             25,018.572        100
                                  MA 02116                                              529B              9,616.188        100
                                                                                        529C             14,067.243        100
----------------------------------------------------------------------------------------------------------------------------------
                                  MONEX INC 1-11-1 MARUNOUCHI CHIYODA-KU TOKYO            J             39,430.0000       12.97
                                  JAPAN 100-6219
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                                  PHILLIP MAGIERA, TRUSTEE COMMVEST, LLC 401K PLAN       R2              2,397.8780        5.57
                                  DOUGLAS R BRIAN 68 WHITNEY ST SHERBORN MA
                                  01770-1006
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                                  RICHARD LAMOUREUX TRUSTEE LAMOUREUX, PAGANO            R1              9,914.8810        5.83
                                  ASSOC INC MICHAEL PAGANO 88 GRAFTON ST.
                                  SHREWSBURY MA 01545
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                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I         10,992,348.2230       40.55
                                  FINANCIAL GROUP ATTN GROWTH ALLOCATION 52Y6 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
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                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          7,502,946.3820       27.68
                                  FINANCIAL GROUP ATTN MODERATE ALLOCATION 52Y5 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          6,393,630.8340       23.59
                                  FINANCIAL GROUP ATTN AGGRESSIVE ALLOCATION 52Y7
                                  2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          1,369,282.2570        5.05
                                  FINANCIAL GROUP ATTN: CONSERVATIVE ALLOCATION
                                  52Y4 2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
MFS STRATEGIC INCOME FUND         CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B          1,308,727.9020        7.07
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         C            563,162.5720       10.62
                                  W 34TH ST NEW YORK NY 10001-2402
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                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         B          1,117,100.7220        6.04
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         C            621,214.4340       11.72
                                  E JACKSONVILLE FL 32246
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                                  MFS HERITAGE TRUST COMPANY TTEE BICCGENERAL SAV         I            422,658.1090       23.83
                                  PLAN HOURLY ASSOC PORTFOLIO OPION FUND MIX ATTN:
                                  ANDREA HAFFNER 4 TESSENEER DR HIGHLAND HGTS KY
                                  41076-9167
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MFS STRATEGIC VALUE FUND          FIRECO 101 N BROADWAY AVE STE 300 OKLAHOMA CITY         I            278,984.2480        5.93
                                  OK 73102
----------------------------------------------------------------------------------------------------------------------------------
                                  HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT       R2              6,362.4240        5.78
                                  ATTN DAVE TEN BROECK PO BOX 2999 HARTFORD CT
                                  06104-2999
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                                  JOHN HANCOCK LIFE INSURANCE CO (USA) 250 BLOOR          A          4,027,118.2480        8.04
                                  ST EAST 7TH FLOOR TORONTO ONTARIO M4W 1E5 CANADA
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                                  KIM PODOLNICK & PAUL SCHORR TTEES HILLCREST            R2              8,738.3900        7.94
                                  RADIOLOGY 401K PLAN CONVERSION HOLDING ACCT
                                  80-15 164TH STREET QUEENS NY 11432-1116
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                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         C          1,159,776.6370        9.92
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR        R1             63,931.9240        6.73
                                  E JACKSONVILLE FL 32246
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                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A             57,857.698        100
                                  MA 02116                                              529B             19,423.115        100
                                                                                        529C             34,654.761        100
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                                  NFSC FEBO # AFY-290815 ANNE E HOWANSKI TRUSTEE         R1             70,674.4040        7.44
                                  RIDLEY TOWNSHIP POLICE PEN FUN 100 MACDADE BLVD
                                  FOLSOM PA 19033-2511
----------------------------------------------------------------------------------------------------------------------------------
                                  TRUKAN & CO 125 N MARKET ST STE 1400 WICHITA KS         I            710,310.3820        15.1
                                  67202-1714
----------------------------------------------------------------------------------------------------------------------------------
                                  WELLS FARGO BANK NA FBO WF WEALTHBUILDER GROWTH         I          1,469,183.9810       31.23
                                  BALANCED 13357300 P.O. BOX 1533 MINNEAPOLIS MN
                                  55480
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                                  WELLS FARGO BANK NA FBO WF WEALTHBUILDER GROWTH         I            750,813.6860       15.96
                                  & INCOME 13357200 P.O. BOX 1533 MINNEAPOLIS MN
                                  55480
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                                  WELLS FARGO BANK NA FBO WF WEALTHBUILDER GROWTH         I            621,326.1470       13.21
                                  PORTFOLIO 13357100 P.O. BOX 1533 MINNEAPOLIS MN
                                  55480
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MFS TECHNOLOGY FUND               ERNEST & MELBA CHOU - TRUSTEES CHOU CHEMICAL           R1             18,275.1480        8.11
                                  PROFIT SHARING PLAN ERNEST CHOU 4579 WATEROAK
                                  ROAD CLOVER SC 29710-8058
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                                  KEN LINDBERG TRUSTEE POWER ENGINEERING                 R2              3,231.2480       16.73
                                  CONTRACTORS PSP MICHAEL A SPENCE 1484 BLACKWING
                                  WAY GILROY CA 95020-7718
----------------------------------------------------------------------------------------------------------------------------------
                                  KEN LINDBERG TRUSTEE POWER ENGINEERING                 R2              1,890.0660        9.79
                                  CONTRACTORS PSP KEN LINDBERG 226 LAS QUEBRADAS
                                  LANE ALAMO CA 94507-1707
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                                  KEN LINDBERG TRUSTEE POWER ENGINEERING                 R2              1,508.7990        7.81
                                  CONTRACTORS PSP KELLY R BLYTHE 600 WILLOW ROAD
                                  UNIT 23 MENLO PARK CA 94025-2683
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                                  KEN LINDBERG TRUSTEE POWER ENGINEERING                 R2              1,116.4260        5.78
                                  CONTRACTORS PSP MARTIN A GARVEY 1860 ELSIE
                                  AVENUE MOUNTAIN VIEW CA 94043
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         C            165,215.8320        9.02
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR
                                  E JACKSONVILLE FL 32246
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                                  TRS MFS DEF CONTRIBUTION PLAN                           I             38,315.2620        8.92
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET BOSTON, MA 02116-3740
----------------------------------------------------------------------------------------------------------------------------------
                                  TRS MFS DEF CONTRIBUTION PLAN                           I             23,852.8170        5.55
                                  c/o MARK LEARY MFS INVESTMENT MANAGEMENT, INC
                                  500 BOYLSTON STREET BOSTON, MA 02116-3740
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                                  WESELY & HILLSTEN TTEES WESELY-THOMAS                  R2              2,838.6820        14.7
                                  ENTERPRISES, INC. 401 CARL WESELY 2282 RANCH
                                  VIEW PL. THOUSAND OAKS CA 91362
----------------------------------------------------------------------------------------------------------------------------------
                                  WESELY & HILLSTEN TTEES WESELY-THOMAS                  R2              2,220.8610        11.5
                                  ENTERPRISES, INC. 401 NANCY WESELY 2282 RANCH
                                  VIEW PL. THOUSAND OAKS CA 91362
----------------------------------------------------------------------------------------------------------------------------------
MFS TENNESSEE MUNICIPAL BOND      CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         A          1,576,085.5330       16.19
FUND                              HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         B            240,507.5110       11.95
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A            673,408.4190        6.92
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            182,163.5770        9.05
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------
MFS TOTAL RETURN FUND             ARTHUR H OSTROV, MD SARATOGA SCHENECTADY GASTRO        R2             29,922.1030        7.77
                                  RTMT PL DONALD MORERE M.D. 17 BEAR BROOK CT
                                  CLIFTON PARK NY 12065
----------------------------------------------------------------------------------------------------------------------------------
                                  ARTHUR H OSTROV, MD SARATOGA SCHENECTADY GASTRO        R2             23,183.0190        6.02
                                  RTMT PL GEORGE BOYAR M.D. PO BOX 9034 NISKAYUNA
                                  NY 12309-0034
----------------------------------------------------------------------------------------------------------------------------------
                                  CALVERT DISTRIBUTORS FBO DC 529 PLAN PO BOX           529A           188,479.3470       35.5
                                  11466 WASHINGTON DC 20008-0666
----------------------------------------------------------------------------------------------------------------------------------
                                  CHASE MANHATTAN BANK TTEE FBO THE ADP EXPRESS          R1            564,892.3690       12.61
                                  PRODUCT ATTN LISA E GLEN 3 METROTECH CTR # FL6
                                  BROOKLYN NY 11201-3800
----------------------------------------------------------------------------------------------------------------------------------
                                  CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         A         10,348,145.5260        5.74
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         B          6,763,429.8250        7.17
                                  W 34TH ST NEW YORK NY 10001-2402                        C             13,560.2220       21.88
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                                  HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT       R2             31,709.5060        8.23
                                  ATTN DAVE TEN BROECK PO BOX 2999 HARTFORD CT
                                  06104-2999
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                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A         24,786,553.7420        5.79
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B         10,869,434.3560        6.03
                                  E JACKSONVILLE FL 32246                                 C             19,377.1390       31.27
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                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A            335,846.650       64.05
                                  MA 02116                                              529B            212,630.845        100
                                                                                        529C            186,624.472        100
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                                  CITY OF PHILADELPHIA BOARD OF PENSIONS &                A             61,907.2210        8.59
                                  RETIREMENT CITY OF PHILADELPHIA MUNICIPAL
                                  EMPLOYEES COMP PLAN 2 PENN CTR FL 20
                                  PHILADELPHIA PA 19102
----------------------------------------------------------------------------------------------------------------------------------
                                  DARRIN G FLETCHER & SHELIA L FLETCHER JT WROS           B             10,626.9930        5.04
                                  9146 E 2100 NORTH RD OAKWOOD IL 61858-6285
----------------------------------------------------------------------------------------------------------------------------------
                                  FRANK M VACCARO CONSULTING ADMIN U F C W                I          1,373,593.1760       49.99
                                  PARTICIPATING FOOD IND 27 ROLAND AVE STE 100
                                  MOUNT LAUREL NJ 08054
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST CO TTEE FRED WINTERS IRA             C              3,539.5540        5.71
                                  MORENO TRENCHING LTD SIMPLE PLAN 677 ATHY CT
                                  GALT CA 95632
----------------------------------------------------------------------------------------------------------------------------------
                                  MORTON BAHR PRESIDENT BARBARA J EASTERLING SEC/         I            867,879.5850       31.58
                                  TREAS C W A PENSION 501 3RD ST NW WASHINGTON DC
                                  20001-2760
----------------------------------------------------------------------------------------------------------------------------------
                                  NEW YORK LIFE TRUST COMPANY 169 LACKAWANNA AVE          A            159,937.4360       22.18
                                  PARSIPPANY NJ 07054-1007
----------------------------------------------------------------------------------------------------------------------------------
                                  NFSC FEBO # W26-710326 K R HOLBROOK, W M LEIDIG         B             13,795.0680        6.54
                                  TTEE UMWA PCG TRAINING AND EDUCATION FUND, U/A
                                  5/23/96 PO BOX 1270 BRISTOL VA 24203-1270
----------------------------------------------------------------------------------------------------------------------------------
                                  SEI PRIVATE TRUST CO                                    I            415,558.8850       15.12
                                  c/o M&T BANK ID 337 ATTN MUTUAL FUNDS ONE
                                  FREEDOM VALLEY DRIVE OAKS PA 19456
----------------------------------------------------------------------------------------------------------------------------------
                                  TEAMSTERS LOCAL #264 35 TYROL DR CHEEKTOWAGA NY         B             14,605.8560        6.92
                                  14227
----------------------------------------------------------------------------------------------------------------------------------
MFS UTILITIES FUND                CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT         A          3,899,497.7120        6.39
                                  FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTENTION: MUTUAL FUNDS 101 MONTGOMERY ST SAN
                                  FRANCISCO CA 94104
----------------------------------------------------------------------------------------------------------------------------------
                                  CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B          3,057,102.5420        5.42
                                  HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333         C          1,366,463.0490        7.75
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT       R2             12,759.0190       48.12
                                  ATTN DAVE TEN BROECK PO BOX 2999 HARTFORD CT
                                  06104-2999
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                                  JEFFREY W SMITH TRUSTEE POTTSTOWN MEDICAL              R1             18,322.3690        5.68
                                  SPECIALISTS INC DREW P RONNERMANN 1264 THOMAS
                                  OAKES DR POTTSTOWN PA 19465-7278
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                                  JOHN HANCOCK LIFE INSURANCE CO (USA) 250 BLOOR          A          3,490,545.5000        5.72
                                  ST EAST, 7TH FLOOR TORONTO, ONTARIO M4W 1E5
                                  CANADA
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          4,497,501.2520        7.38
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B          5,280,492.0190        9.37
                                  E JACKSONVILLE FL 32246                                 C          3,773,653.4250       21.42
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                                  PHILLIP MAGIERA, TRUSTEE COMMVEST, LLC 401K PLAN       R2              4,833.2490       18.23
                                  PATRICIA MARTIN 20 FAINWOOD CIR CAMBRIDGE MA
                                  02139-1110
----------------------------------------------------------------------------------------------------------------------------------
                                  STEWART & MORRIS TTEES STEWART ENGINEERING, INC        R2              1,679.0340        6.33
                                  401K WILLY STEWART 5111 OAKBROOK DRIVE DURHAM NC
                                  27713-8005
----------------------------------------------------------------------------------------------------------------------------------
                                  UNIFALLS & CO PO BOX 1468 SIOUX FALLS SD                I             19,088.6230        5.92
                                  57101-1468
----------------------------------------------------------------------------------------------------------------------------------
MFS VALUE FUND                    AWEIGH & CO #1 RELIASTAR LIFE INS CO SELECT            R2             23,244.6850        15.8
                                  ANNUITY QUAL 401K ATTN FUND OPERATIONS TN41 151
                                  FARMINGTON AVE HARTFORD CT 06156-0001
----------------------------------------------------------------------------------------------------------------------------------
                                  CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT         A          9,131,923.6940        5.32
                                  FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTENTION: MUTUAL FUNDS 101 MONTGOMERY ST SAN
                                  FRANCISCO CA 94104
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A         18,669,075.5380       10.87
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B          7,673,586.9100       13.59
                                  E JACKSONVILLE FL 32246                                 C         11,356,601.5360        31.1
                                                                                         R1            155,400.4360        5.24
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST CO TRUSTEE BERTUCCI'S CORP          R2             21,636.7220       14.71
                                  401K PLAN CONVERSION HOLDING ACCOUNT 155 OTIS ST
                                  NORTHBOROUGH MA 01532
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS HERITAGE TRUST COMPANY TRUSTEE FAMOUS DAVE'S       R2             16,185.9520         11
                                  OF AMERICA 401K PL CONVERSION HOLDING ACCOUNT
                                  8091 WALLACE RD EDEN PRAIRIE MN 55344
----------------------------------------------------------------------------------------------------------------------------------
                                  MFS 529 SAVINGS PLAN 500 BOYLSTON STREET BOSTON,      529A            111,581.628        100
                                  MA 02116                                              529B             23,775.222        100
                                                                                        529C             32,598.729        100
----------------------------------------------------------------------------------------------------------------------------------
                                  PRIMEVEST FINANCIAL SERVICES FBO NABAN & CO 401K       R1            565,006.2610       19.07
                                  57709785 P O BOX 283 400 1ST ST S STE 300 SAINT
                                  CLOUD MN 56301-3661
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          9,254,274.4780       28.88
                                  FINANCIAL GROUP ATTN MODERATE ALLOCATION 52Y5 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          9,039,977.5700       28.21
                                  FINANCIAL GROUP ATTN GROWTH ALLOCATION 52Y6 2
                                  AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          3,944,874.1880       12.31
                                  FINANCIAL GROUP ATTN AGGRESSIVE ALLOCATION 52Y7
                                  2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
                                  STATE STREET CORPORATION LCC 3RD FLOOR MASS             I          3,376,792.3850       10.54
                                  FINANCIAL GROUP ATTN: CONSERVATIVE ALLOCATION
                                  52Y4 2 AVENUE DE LAFAYETTE BOSTON MA 02111-1724
----------------------------------------------------------------------------------------------------------------------------------
MFS VIRGINIA MUNICIPAL BOND       CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         B            129,098.9820        7.19
FUND                              HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  LPL FINANCIAL SERVICES ACCOUNT 3927-8362 9785           C             59,536.8740        5.89
                                  TOWNE CENTRE DR SAN DIEGO CA 92121-1968
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         A          1,425,039.3380        5.74
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR         B            258,304.2880       14.38
                                  E JACKSONVILLE FL 32246                                 C             95,542.7580        9.46
----------------------------------------------------------------------------------------------------------------------------------
                                  MARTHA S SCOTT 9120 BELVOIR WOODS PKWY APT 216          C             53,479.7330        5.29
                                  FT BELVOIR VA 22060-2724
----------------------------------------------------------------------------------------------------------------------------------
MFS WEST VIRGINIA MUNICIPAL       CITIGROUP GLOBAL MARKETS INC 00109801250 SURPAS         A          1,921,103.4060       16.58
BOND FUND                         HOUSE ACCOUNT ATTN CINDY TEMPESTA 7TH FLOOR 333
                                  W 34TH ST NEW YORK NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------------
                                  EDWARD D JONES & CO ATTN: MUTUAL FUND                   A            964,510.3050        8.32
                                  SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY
                                  MARYLAND HTS MO 63043
----------------------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE         B            149,445.3970       11.95
                                  SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR
                                  E JACKSONVILLE FL 32246
----------------------------------------------------------------------------------------------------------------------------------

M F S(SM)
INVESTMENT MANAGEMENT(R)                                          MFS-PRX-2/05

THREE EASY WAYS TO VOTE YOUR PROXY
READ THE PROXY STATEMENT AND HAVE THE PROXY CARD AT HAND.
TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
INTERNET: Go to www.proxyweb.com and follow the on-line directions.
MAIL: Vote, sign, date and return your proxy by mail.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2005

FUND NAME PRINTS HERE

The undersigned hereby appoints James R. Bordewick, Jr., Jeffrey N. Carp, James
F. DesMarais, Richard M. Hisey and Brian T. Hourihan and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Fund, on Wednesday, March 23, 2005 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

Date
     ------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

--------------------------------------------------
Signature                 (PLEASE SIGN WITHIN BOX)

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

MFS Retail - fg


PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

FOR SHAREHOLDERS OF ALL FUNDS:

ITEM 1. To elect Trustees

Nominees:

(01) Lawrence H. Cohn, M.D.
(02) David H. Gunning
(03) William R. Gutow
(04) Michael Hegarty
(05) J. Atwood Ives
(06) Amy B. Lane
(07) Robert J. Manning
(08) Lawrence T. Perera
(09) Robert C. Pozen
(10) J. Dale Sherratt
(11) Laurie J. Thomsen

FOR all Nominees listed          WITHHOLD authority to
(except as marked to the         vote for all nominees
contrary at left)

        0                                      0


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

-------------------------------------------------------------------------------

FOR SHAREHOLDERS OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND ONLY:

ITEM 2. To make non-fundamental an investment policy of Massachusetts Investors Growth Stock Fund as further described in the proxy statement.

FOR               AGAINST   ABSTAIN

 0                   0         0

FOR SHAREHOLDERS OF MFS MUNICIPAL LIMITED MATURITY FUND ONLY:

ITEM 3. To revise a fundamental investment policy of MFS Municipal Limited Maturity Fund as further described in the proxy statement.

FOR               AGAINST   ABSTAIN

 0                   0         0


PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MFS Retail - fg

EZVOTE SM CONSOLIDATED PROXY CARD

THE TOP HALF OF THIS FORM IS YOUR EZVOTE CONSOLIDATED PROXY CARD. IT REFLECTS ALL OF YOUR ACCOUNTS REGISTERED TO THE SAME SOCIAL SECURITY OR TAX I.D. NUMBER AT THIS ADDRESS. BY VOTING AND SIGNING THE CONSOLIDATED PROXY CARD, YOU ARE VOTING ALL OF THESE ACCOUNTS IN THE SAME MANNER AS INDICATED ON THE REVERSE SIDE OF THE FORM.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2005

The undersigned hereby appoints James R. Bordewick, Jr., Jeffrey N. Carp, James
F. DesMarais, Richard M. Hisey and Brian T. Hourihan and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Fund, on Wednesday, March 23, 2005 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

Date
     -------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

--------------------------------------------------
Signature                 (PLEASE SIGN WITHIN BOX)

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

MFS Retail EZ fg

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

VOTING OPTIONS

VOTING BY TOUCH-TONE PHONE
1. Read the accompanying Proxy Statement and have the Proxy card at hand.
2. Call the toll-free number 1-888-221-0697.
3. Follow the recorded instructions.

VOTING BY INTERNET
1. Read the accompanying Proxy Statement and have the Proxy card at hand.
2. Go to www.proxyweb.com.
3. Follow the on-line instructions.

VOTING BY MAIL
1. Read the accompanying Proxy Statement and have the Proxy card at hand.
2. Please mark, sign and date your Proxy card.
3. Return the signed Proxy card in the accompanying envelope which requires no postage if mailed in the United States.

NOTE: IF YOU VOTE BY PHONE OR ON THE INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTIONS FORM.

INDIVIDUAL BALLOTS
On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

NOTE: IF YOU ELECT TO VOTE EACH ACCOUNT SEPARATELY, DO NOT RETURN THE CONSOLIDATED VOTING INSTRUCTIONS FORM ABOVE.

Date
     -------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

--------------------------------------------------

Signature                 (PLEASE SIGN WITHIN BOX)

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

MFS Retail IND fg

EZVOTE SM  CONSOLIDATED PROXY CARD

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

FOR SHAREHOLDERS OF ALL FUNDS:

ITEM 1. To elect Trustees

Nominees:

(01) Lawrence H. Cohn, M.D.
(02) David H. Gunning
(03) William R. Gutow
(04) Michael Hegarty
(05) J. Atwood Ives
(06) Amy B. Lane
(07) Robert J. Manning
(08) Lawrence T. Perera
(09) Robert C. Pozen
(10) J. Dale Sherratt
(11) Laurie J. Thomsen

FOR all Nominees listed          WITHHOLD authority to
(except as marked to the         vote for all nominees
contrary at left)

        0                                      0


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

-------------------------------------------------------------------------------



FOR SHAREHOLDERS OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND ONLY:

ITEM 2. To make non-fundamental an investment policy of Massachusetts Investors Growth Stock Fund as further described in the proxy statement.

FOR               AGAINST           ABSTAIN

 0                    0                0

FOR SHAREHOLDERS OF MFS MUNICIPAL LIMITED MATURITY FUND ONLY:

ITEM 3. To revise a fundamental investment policy of MFS Municipal Limited Maturity Fund as further described in the proxy statement.

FOR               AGAINST           ABSTAIN

 0                    0                0

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MFS Retail EZ fg


IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

INDIVIDUAL BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

999 999 999 999 99
000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA  00000

FUND NAME PRINTS HERE

ITEM 1. ELECTION OF TRUSTEES                         FOR ALL     WITHHOLD
(See Nominee list on consolidated ballot.)           EXCEPT*        ALL

                                                         0          0
* EXCEPT
         ----------------------------------------
                                                     FOR    AGAINST    ABSTAIN

ITEM 2. MAKE NON-FUNDAMENTAL INVESTMENT POLICY*       0         0        0

ITEM 3. REVISE FUNDAMENTAL INVESTMENT POLICY*         0         0        0

* Please read Consolidated Ballot above for full text of proposals.


MFS Retail IND fg